Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Semiannual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Recap	<Click Here>	A review of what happened in world markets during the past six months.
Global Balanced Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
International Growth & Income Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Diversified International Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Aggressive International Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Overseas Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Worldwide Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Proxy Voting Results	<Click Here>

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Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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Semiannual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Supplement to Fidelity's
Broadly Diversified
International Equity Funds' Prospectus
December 29, 2000
Revised April 1, 2001

The following information replaces similar information found in the "Fee Table" section on page 7.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	1.00%
Annual account maintenance fee (for accounts under $2,000)	$12.00

The following information replaces similar information found in the "Account Features and Policies" section on page 16.

Fidelity may deduct an small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), except fund positions not subject to balance minimums. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position.

The following information replaces the fourth paragraph found under the heading "Principal Investment Strategies" for Diversified International in the "Investment Summary" section on page 4.

  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fourth bullet labeled "Quantitative Investing" found under the heading "Principal Investment Risks" for Diversified International in the "Investment Summary" section on page 4 has been removed.

The following replaces the third paragraph found under the heading "Principal Investment Strategies" for Diversified International in the "Investment Details" section on page 11.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The paragraph labeled "Quantitative Investing" found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page 12 has been removed.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

Richard Mace is vice president and manager of Global Balanced and Overseas, which he has managed since March 1996. Mr. Mace is also vice president and manager of Worldwide, which he has managed since April 2001. He also manages other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as a research analyst and manager.

Penny Dobkin is vice president and manager of International Growth & Income, which she has managed since April 2001. Since joining Fidelity in 1980, Ms. Dobkin has worked as a research analyst and manager.

William Bower is vice president and manager of Diversified International, which he has managed since April 2001. Since joining Fidelity in 1994, Mr. Bower has worked as a research analyst and manager.

Kevin McCarey is manager of Aggressive International, which he has managed since December 1999. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. McCarey has worked as a research analyst and manager.

IBD-01-03 June 11, 2001
1.474896.113

Market Recap

Shaky equity markets dotted the globe during the six-month period that ended April 30, 2001, as numerous corporate earnings misses and tighter capital led to an implosion of high-growth technology and telecommunications stocks. The broad scale of this scenario conjured fears about the possibility of a global recession. In response, equity investors sought shelter in bonds and value stocks, and a number of central banks around the world intervened with interest-rate cuts designed to inject much-needed liquidity into the stock markets. By the end of the period, these actions seemed to ease the dry spell for stocks, as investors warily but steadily poured money back into equities.

Europe: Europe was exposed to many of the same negative trends that hammered equities worldwide. The decline of TMT stocks - those in the technology, media and telecommunications sectors - was the overwhelming influence on the continent's equity market performance. But while Europe was especially weak early in the period, it snapped back later after several interest-rate cuts by central banks around the world, although the European Central Bank was a notable exception. A strengthening euro and a growth outlook expected to surpass that of the U.S. also contributed to the rebound. Compared to many stock markets, the Morgan Stanley Capital InternationalSM  (MSCI®) Europe Index's six-month return of -7.04% was relatively strong.

Emerging Markets: The MSCI All Country Asia Free ex-Japan Index - a benchmark of more than 300 stocks in 12 emerging Asian markets, excluding Japan - fell 8.33% during the six-month period. Many of these countries, such as Taiwan, Korea and Singapore - significant exporters of electronics and semiconductors - were hurt by poor sales as U.S. technology spending slowed for most of the period. Meanwhile, the MSCI Emerging Markets Free-Latin America index, a proxy for stock markets in Latin American nations, just barely dipped into negative territory, declining 0.88%. Mexico, the largest country in the index, performed well, benefiting from high energy prices and a strong currency. But that was offset somewhat by Brazil, the index's second-largest country weighting, which raised interest rates twice while nearly everyone else in the world was lowering them.

Japan and the Far East: A slowing economy, a banking sector plagued by bad debt and weak demand from one of its largest trading partners - the United States - posed a world of trouble for investors in Japanese equities. The Tokyo Stock Exchange Index - a gauge of the Japanese market better known as TOPIX - was down 12.16% for the six-month period. But in April, the election of a new prime minister with a commitment to economic and political reform offered a glimmer of hope, and the TOPIX responded with an 8.59% increase in the final month of the period.

U.S. and Canada: U.S. stocks displayed remarkable volatility during the six months that ended April 30, 2001. Of the 123 trading sessions during the period, the Dow Jones Industrial AverageSM  - a popular measure of blue-chip stock performance - closed up or down by more than 100 points on 51 occasions. After all the daily fluctuations, the Dow finished the period down 1.37%. The technology-intensive NASDAQ Composite® Index, however, was a different story, tumbling 37.12% during the six-month stretch. The much-maligned technology sector - which suffered from overcapacity and lower demand - jumped sharply in January and April, but couldn't offset the other four months' worth of declines. Meanwhile, the Standard & Poor's 500SM  Index, a barometer of large-cap stock performance, retreated 12.07%. Value and stable-growth stocks generally did better than riskier alternatives. The Russell 3000® Value Index ended the period in positive territory, finishing with a return of 0.78%. The Federal Reserve Board tried its best to stimulate economic growth - cutting short-term interest rates by two full percentage points - but the impact is still to be determined. The Canadian equity market - as measured by the Toronto Stock Exchange (TSE) 300 - also struggled. The decline of TMT stocks was a primary contributor to the TSE 300's 17.49% drop during the period.

Bonds: U.S. bonds offered a haven for those who sought to escape volatile stock markets. The Lehman Brothers Aggregate Bond Index - a measure of U.S. taxable-bond performance - returned 6.22% during the past six months. Treasuries led early, benefiting from the federal government's debt buyback program, but relinquished market leadership to the spread sectors, particularly corporate bonds, which rebounded in 2001 on the heels of the Fed's four 0.50% interest-rate cuts. For the period, the Lehman Brothers Treasury Index returned 5.13%, and the Lehman Brothers Credit Bond Index gained 7.29%. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities Indexes advanced 6.47% and 6.10%, respectively. Elsewhere, developed-nation government bonds didn't fare as well as emerging-markets debt. The Salomon Smith Barney Non-U.S. World Government Bond Index gained an even 1.00%, while the J.P. Morgan Emerging Markets Bond Index returned 5.19% for the past six months.

Semiannual Report

Global Balanced
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Global Balanced	-4.66%	-7.56%	55.54%	114.75%
Fidelity Global Balanced Composite	-5.55%	-9.17%	40.21%	108.05%
MSCI® World	-10.70%	-16.01%	55.69%	156.30%
SSB World Govt Bond	2.06%	1.28%	15.13%	n/a*
Global Flexible Portfolio Funds Average	-4.41%	-6.20%	54.79%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Global Balanced Composite Index - a hypothetical combination of unmanaged indices, combining the total returns of the Morgan Stanley Capital InternationalSM  World (MSCI®) Index and the Salomon Smith Barney World Government Bond Index using a weighting of 60% to 40%, respectively. To measure how the fund's performance stacked up against its peers, you can compare it to the global flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 91 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Global Balanced	-7.56%	9.24%	9.71%
Fidelity Global Balanced Composite	-9.17%	6.99%	9.39%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Global Balanced Fund on February 26, 1993, shortly after the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $20,472 - a 104.72% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International World Index and Salomon Smith Barney World Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Morgan Stanley Capital International World Index would have grown to $25,099 - a 150.99% increase and the Salomon Smith Barney World Government Bond Index would have grown to $14,967 - a 49.67% increase. You can also look at how the Fidelity Global Balanced Composite Index did over the same period. The composite index combines the total returns of the Morgan Stanley Capital International World (MSCI) Index and the Salomon Smith Barney World Government Bond Index, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $20,805 - a 108.05% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Global Balanced

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Rick Mace, Portfolio Manager of Fidelity Global Balanced Fund

Q. How did the fund perform, Rick?

A. For the six-month period that ended April 30, 2001, the fund returned -4.66%. In comparison, the fund outperformed the Fidelity Global Balanced Composite Index - a 60%/40% blend of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index - which fell 5.55%. The fund's performance was comparable to the global flexible portfolio funds average tracked by Lipper Inc., which fell 4.41%. For the 12 months that ended April 30, 2001, the fund's -7.56% return outperformed the Fidelity Global Balanced Composite Index but trailed the Lipper global flexible portfolio average, which returned -9.17% and -6.20%, respectively.

Q. What factors drove the fund's performance during the past six months?

A. The world's major stock markets extended their declines in 2000 throughout the recent six-month period. The markets were hurt by weakening global economies, a slew of corporate earnings disappointments and high fuel costs. The fund's outperformance relative to the index was due to slightly better security selection among the bond component of the fund. Bonds outperformed stocks in most of the world's major markets on an absolute basis. My decision to overweight U.S. bonds relative to the index boosted our relative performance, while our European bond holdings underperformed relative to the Salomon Smith Barney index. Turning to the equity positions in the fund, U.S. holdings marginally outperformed the Standard & Poor's 500SM  Index - a popular benchmark of larger U.S. companies - during the period. Similarly, our investments in Japanese equities slightly outperformed the Morgan Stanley Capital International Japan Index. The fund's positions in Japanese export-dependent businesses posted gains as potential beneficiaries of the yen's plunge versus the dollar, and on hopes that the U.S. economy might recover faster than expected. Elsewhere, the fund's holdings in the retailing, information technology and financial industries outperformed their respective counterparts in the index, while the fund gave back some ground in the health care and automotive industries. The fund absorbed further weakness by the relative underperformance of its emerging-markets equity positions.

Q. After lagging the performance of its equity component for some time, the fund's bond exposure proved to be a valuable contributor . . .

A. Absolutely. With the difficult stock market conditions present, I had a tough time finding compelling stock opportunities. Favorable issue selection in U.S. bonds was an important contributor to performance, as declining interest rates provided a significant boost to valuations. The fund's overweighting in U.S. Treasury and agency issues helped, as these bonds soared following an aggressive series of interest-rate cuts by the U.S. Federal Reserve Board. Conversely, some foreign bond holdings detracted from performance due to the currency translation, or the negative effect of a surging dollar that erased positive returns for these securities when measured in local currencies.

Q. Can you elaborate on your decision to use futures contracts, which the fund did not hold at the end of the period six months ago?

A. Because there were so few good investment opportunities, I used futures - an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date - to keep the fund fully invested, rather than let the fund's cash positions rise. What I've tried to do is use futures in a diversified, balanced way to keep the fund fully invested. This strategy worked out well, as many of the fund's positions in these futures contracts were among its top-10 positive contributors to equity performance.

Q. Six months ago, two of the fund's three-largest equity positions were Cisco Systems and EMC. Both fell more than 50% during the past six months. Did you change your strategy in the technology sector?

A. Our information technology holdings suffered along with most names in this sector. A growing number of profit warnings in many areas of technology sent most stocks lower. U.S. and Japanese technology stocks were particularly hard hit due to speculation that corporate capital spending would taper off significantly should the world economies sink into recession. As it became clear that technology stocks - even blue chips such as EMC and Cisco Systems that weren't initially hard hit by the sector's decline - weren't likely to hold their valuations, I reduced our exposure to the sector.

Q. What specific securities stood out as top performers for the fund?

A. Most of the top-performing securities were U.S. bonds. Elsewhere, the fund's position in Citadel Communications, a U.S. radio broadcasting company, got a boost after the company agreed to be acquired by a unit of Forstmann Little & Co. in April. German home furnishings retailer Moebel Walther and U.K. retailer Marks & Spencer did well on investors' expectations for an increase in consumer spending. Meanwhile, French-based wine producer Pernod-Ricard was rewarded for restructuring its business through acquisitions and spin-offs that many analysts believed would improve its distribution capability and increase future earnings.

Q. What securities detracted most from performance?

A. The fund's biggest detractors came from the technology sector. Cisco, Sun Microsystems, EMC and Intel were among the top-10 largest underperformers as a decline in capital spending reduced growth prospects for these companies. Additionally, a lack of funding from the capital markets and steep competition for consumers hurt shares of British-based Vodafone, Nortel Networks in Canada and Nippon Telegraph & Telephone of Japan in the telecommunication services sector. Several of the fund's German bond holdings also hurt performance due to the net effect of their currency translation.

Semiannual Report

Global Balanced
Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Rick?

A. I expect the global securities markets to remain volatile for some time until there is a recognition that the U.S. economy has emerged from its recent sluggishness. In large part, the local economies of many international regions are reflective of the direction of the U.S. economy. In this environment, I believe the investors who conduct the most extensive research will have the best opportunity to outperform the market. Fidelity has a team of more than 100 international analysts and many more U.S. analysts looking for the best investment ideas in the world.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth with reasonable risk by investing in a broadly diversified portfolio of high-yielding equity and debt securities issued anywhere in the world

Fund number: 334

Trading symbol: FGBLX

Start date: February 1, 1993

Size: as of April 30, 2001, more than $97 million

Manager: Richard Mace, since 1996; manager, Fidelity Worldwide Fund, since April 2001; Fidelity Aggressive International Fund, 1994-1999; Fidelity Overseas Fund, since 1996; Group Leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Rick Mace on international investing:

"The decade of the 1990s produced the greatest and most protracted bull market in U.S. stock market history. Against a backdrop of a strengthening domestic economy and rising corporate profits, the major U.S. market averages marched to record highs during the period. In this environment, it was easy to get caught up in the exuberance for investing in U.S. businesses and to overlook the fact that more than half of the world's investment opportunities still existed outside our borders. In fact, investing outside the U.S. historically has been a profitable experience. While the 1990s saw superior returns for the Standard & Poor's 500 Index versus the Morgan Stanley Capital International (MSCI) EAFE Index, the opposite was true during the 1970s and 1980s. In those decades, the MSCI EAFE handily outperformed the S&P 500 index. Moreover, the MSCI EAFE index outperformed the S&P ® index in 16 of the 30 years between 1969 and 1999. While no one can predict with certainty what this relationship between U.S. and international markets will look like during the next decade, I believe this historical comparison provides a compelling argument for U.S. investors to maintain some exposure to international securities in their investment portfolios.

"One major factor driving the performance of international stocks today is the increasing evidence that industry factors are becoming significantly more important than a company's geographic base in determining investment returns. Essentially, the country where a company has its headquarters has become less important than ever before, while the industry a company belongs to has become an increasingly important factor in influencing a stock's price. At Fidelity, we believe that the trends favoring industry factors will persist and strengthen, given the increasing geographical integration of various markets. Accordingly, we believe that it would be unwise for most investors to limit their investments to companies based only in the U.S. because, as industries become more global, the most attractive companies in that industry may not necessarily be based here. There are many examples of industries where stocks of foreign-based companies have substantially outperformed their U.S. competitors during the past five years. For example, while one would have profited from investing in most telecommunications equipment manufacturers, an investment in Finland-based Nokia or Sweden's Ericsson would have far outperformed a similar investment in U.S. competitor Motorola. The same could be said of an investment in French oil company TotalFinaElf versus Exxon Mobil, or automaker Porsche rather than Ford Motor. Just as U.S. consumers often pay little attention to a particular brand's country of origin, the same should also apply to investing."

Semiannual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
United States of America	46.6%
Germany	12.7%
Japan	11.6%
United Kingdom	10.2%
France	7.1%
Italy	2.2%
Spain	1.5%
Netherlands	1.2%
Canada	1.0%
Other	5.9%

As of October 31, 2000
United States of America	51.3%
Japan	11.8%
United Kingdom	9.6%
Germany	7.4%
France	5.6%
Netherlands	2.2%
Switzerland	1.8%
Italy	1.8%
Spain	1.5%
Other	7.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	63.6	64.3
Bonds	31.0	28.1
Short-Term Investments and Net Other Assets	5.4	7.6
Top Five Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co. (United States of America)	1.4	1.3
Microsoft Corp. (United States of America)	1.0	0.4
TotalFinaElf SA Series B (France)	0.9	0.8
GlaxoSmithKline PLC (United Kingdom)	0.8	0.2
Toyota Motor Corp. (Japan)	0.8	0.8
	4.9
Top Five Bond Issuers as of April 30, 2001
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Germany Federal Republic	7.8	4.2
U.S. Treasury Obligations	5.5	8.7
United Kingdom, Great Britain & Northern Ireland	4.5	4.3
Federal Home Loan Bank	3.8	4.8
French Government	2.0	1.8
	23.6
Top Ten Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	12.2	11.6
Financials	11.2	12.2
Information Technology	9.3	12.0
Industrials	6.8	5.8
Health Care	6.7	6.4
Consumer Staples	5.4	5.2
Telecommunication Services	3.7	5.5
Energy	3.4	2.9
Materials	2.0	1.3
Utilities	0.7	1.4

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Global Balanced

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 61.3%
	Shares	Value (Note 1)
Australia - 0.3%
BHP Ltd.	5,904	$ 65,109
Cable & Wireless Optus Ltd. (a)	9,800	17,828
Fosters Brewing Group Ltd.	12,986	32,808
News Corp. Ltd.	13,739	130,795
Rio Tinto Ltd.	1,000	18,941
WMC Ltd.	3,600	17,360
TOTAL AUSTRALIA		282,841
Belgium - 0.2%
Delhaize Freres & Compagnie Le Lion SA	3,800	201,776
Brazil - 0.4%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	2,500	71,125
Companhia de Bebidas das Americas (AmBev) sponsored ADR	4,600	112,240
Companhia Paranaense de Energia-Copel sponsored ADR	8,300	64,325
Telesp Celular Participacoes SA ADR	4,200	70,560
Uniao de Bancos Brasileiros SA (Unibanco) GDR	3,700	88,985
TOTAL BRAZIL		407,235
Canada - 1.0%
Agrium, Inc.	20	221
Air Canada Class A (non-vtg.) (a)	700	3,325
Alberta Energy Co. Ltd.	400	19,666
Alcan, Inc.	1,270	56,488
Anderson Exploration Ltd. (a)	350	7,972
Ballard Power Systems, Inc. (a)	300	15,973
Bank of Montreal	1,040	23,822
Bank of Nova Scotia	1,400	34,665
BCE, Inc.	1,560	38,972
Biovail Corp. (a)	210	8,268
Bombardier, Inc. Class B (sub. vtg.)	3,130	45,116
Brascan Corp. Class A (ltd. vtg.)	400	6,468
Bro-X Minerals Ltd. (a)	600	0
C Mac Industries, Inc. (a)	500	16,187
CAE, Inc.	300	4,910
Canadian Hunter Exploration Ltd. (a)	600	17,375
Canadian Imperial Bank of Commerce	1,240	40,225
Canadian Natural Resources Ltd.	370	11,524
Canadian Pacific Ltd.	1,380	53,972
Celestica, Inc. (sub. vtg.) (a)	500	25,704
CGI Group, Inc. Class A (sub. vtg.) (a)	2,600	14,585
Cominco Ltd.	200	4,340
Enbridge, Inc.	790	19,484
Ensign Resource Service Group, Inc.	240	8,215
George Weston Ltd.	330	19,327
Loblaw Companies Ltd.	670	23,108
Magna International, Inc. Class A	700	36,528
Manulife Financial Corp.	1,080	27,213
Methanex Corp. (a)	2,150	18,188
Molson, Inc. Class A	160	4,430

	Shares	Value (Note 1)
National Bank of Canada	360	$ 6,196
Noranda, Inc.	500	5,304
Nortel Networks Corp.	3,100	47,430
Petro-Canada	730	20,189
Power Corp. of Canada	350	8,165
Precision Drilling Corp. (a)	240	10,108
Rogers Communications, Inc. Class B (non-vtg.)	400	5,203
Royal Bank of Canada	1,280	35,775
SNC-Lavalin Group, Inc.	2,000	25,444
Sun Life Financial Services Canada, Inc.	700	13,666
Suncor Energy, Inc.	1,360	38,100
Talisman Energy, Inc. (a)	470	19,146
Thomson Corp.	1,300	43,567
TransAlta Corp.	400	7,210
TransCanada Pipelines Ltd.	1,890	22,409
United Dominion Industries Ltd.	600	15,676
Westcoast Energy, Inc.	340	7,080
TOTAL CANADA		936,939
China - 0.0%
China Petroleum & Chemical Corp. (H Shares) (a)	46,000	8,198
Denmark - 0.2%
Novo-Nordisk AS Series B	4,750	180,644
Novozymes AS Series B	950	19,081
TOTAL DENMARK		199,725
Finland - 0.7%
Nokia AB	13,240	452,676
UPM-Kymmene Corp.	7,500	235,219
TOTAL FINLAND		687,895
France - 5.1%
Alcatel SA (RFD)	3,800	123,348
Aventis SA (France)	2,400	184,560
AXA SA de CV	1,800	212,396
BNP Paribas SA	6,375	566,721
BNP Paribas SA warrants 7/1/02 (a)	286	1,751
Europeene de Casinos SA	2,300	199,873
Groupe Danone	662	86,043
Groupe Partouche	1,600	97,805
ILOG SA sponsored ADR (a)	12,500	186,250
Pernod-Ricard	6,600	457,609
Remy Cointreau SA	59	2,018
Royal Canin SA	2,900	283,017
Sanofi-Synthelabo SA	3,350	200,915
SEB SA	11,600	632,928
Societe Generale Class A	720	46,440
TotalFinaElf SA Series B	5,846	873,626
Valeo SA	3,400	156,857
Vivendi Environment	5,600	245,236
Vivendi Universal SA	6,400	443,174
TOTAL FRANCE		5,000,567
Common Stocks - continued
	Shares	Value (Note 1)
Germany - 2.4%
Allianz AG (Reg. D)	895	$ 257,667
DaimlerChrysler AG (Reg.)	3	148
Deutsche Lufthansa AG (Reg.)	8,400	160,974
Douglas Holding AG	6,700	218,154
Fresenius Medical Care AG	1,300	96,421
Gehe AG	4,400	175,666
Karstadt Quelle AG	8,100	251,234
Moebel Walther AG	23,300	353,487
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	550	156,821
Salzgitter AG	300	2,853
Schering AG (a)	4,000	199,762
Software AG (Reg. D)	3,400	199,088
United Internet AG (a)	10,000	26,793
Zapf Creation AG	6,500	220,292
TOTAL GERMANY		2,319,360
Greece - 0.2%
Antenna TV SA sponsored ADR (a)	10,800	173,232
Hong Kong - 0.7%
Asat Holdings Ltd. sponsored ADR	700	3,290
Cathay Pacific Airways Ltd.	13,000	19,669
Cheung Kong Holdings Ltd.	6,000	66,931
China Mobile (Hong Kong) Ltd. (a)	2,000	10,128
Citic Pacific Ltd.	3,000	8,636
DAO Heng Bank Group Ltd.	3,000	22,310
Great Eagle Holdings Ltd.	8,129	11,570
Hang Seng Bank Ltd.	2,900	34,209
Henderson Land Development Co. Ltd.	5,000	22,951
Hong Kong & China Gas Co. Ltd.	23,250	27,724
Hong Kong Land Holdings Ltd.	6,000	12,060
Hutchison Whampoa Ltd.	15,400	166,359
Johnson Electric Holdings Ltd.	24,000	45,082
Li & Fung Ltd.	16,000	30,362
Sun Hung Kai Properties Ltd.	10,000	92,959
Swire Pacific Ltd. (A Shares)	5,000	27,567
Wharf Holdings Ltd.	10,000	23,464
Wing Hang Bank Ltd.	6,000	23,772
TOTAL HONG KONG		649,043
Ireland - 0.1%
Bank of Ireland, Inc.	10,480	100,510
Israel - 0.1%
Orad Hi-Tech Systems Ltd. (a)	15,000	86,502
Italy - 1.1%
Alleanza Assicurazioni Spa	18,500	234,643
Banca Intesa Spa	35,900	135,492
Banca Nazionale del Lavoro (BNL)	84,050	267,330
Beni Stabili Spa	10,760	5,431
Saipem Spa	32,300	211,829
Seat Pagine Gialle Spa	319	350

	Shares	Value (Note 1)
Telecom Italia Mobile Spa	22,900	$ 157,253
Telecom Italia Spa	5,700	63,198
TOTAL ITALY		1,075,526
Japan - 11.6%
Anritsu Corp.	5,000	81,151
Asahi Breweries Ltd.	10,000	113,505
Asahi Chemical Industry Co. Ltd.	20,000	104,320
Asahi Techno Glass Corp.	10,000	51,668
Canon, Inc.	7,000	279,650
Chiba Bank Ltd.	21,000	79,224
Credit Saison Co. Ltd.	2,000	42,892
Daito Trust Construction Co.	4,000	68,890
Daiwa Securities Group, Inc.	17,000	195,189
Fast Retailing Co. Ltd.	400	87,491
Fuji Machine Manufacturing Co. Ltd.	5,000	130,810
Fuji Photo Film Co. Ltd.	4,000	163,368
Fujisawa Pharmaceutical Co. Ltd.	3,000	61,632
Fujitsu Ltd.	13,000	181,247
Furukawa Co. Ltd.	25,000	47,977
Furukawa Electric Co. Ltd.	7,000	84,678
Gunze Ltd.	15,000	60,279
Hirose Electric Co. Ltd.	500	47,895
Hitachi Information Systems Co. Ltd.	5,000	143,111
Hosiden Corp.	2,000	52,160
Hoya Corp.	1,000	66,430
Ines Corp.	7,000	73,426
Japan Medical Dynamic Marketing, Inc.	4,500	204,826
Japan Telecom Co. Ltd.	13	219,629
Kao Corp.	6,000	154,511
Kappa Create Co. Ltd.	3,000	135,320
KDDI Corp.	30	122,772
Komatsu Ltd.	18,000	103,335
Konami Corp.	5,000	243,166
Kyocera Corp.	1,000	98,890
Matsushita Electric Industrial Co. Ltd.	8,000	133,120
Mazda Motor Corp.	17,000	46,567
Mitsubishi Tokyo Financial Group, Inc.	11	113,300
Mitsumi Electric Co. Ltd.	2,000	40,432
Mizuho Holdings, Inc.	25	156,028
Mkc-Stat Corp.	4,000	62,821
Murata Manufacturing Co. Ltd.	1,400	119,295
Nakanishi, Inc.	4,000	91,854
NEC Corp.	6,000	110,028
NGK Insulators Ltd.	15,000	175,547
Nichicon Corp.	6,000	82,570
Nikko Securities Co. Ltd.	18,000	155,003
Nintendo Co. Ltd.	800	130,564
Nippon COMSYS Corp.	5,000	71,761
Nippon Foundry, Inc. (a)	35	271,256
Nippon Sheet Glass Co. Ltd.	5,000	49,617
Nippon Telegraph & Telephone Corp.	58	373,402
Nippon Unipac Holding	14	82,783
Nissan Motor Co. Ltd. (a)	41,000	284,804
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nitto Denko Corp.	3,000	$ 99,153
Nomura Securities Co. Ltd.	13,000	278,268
NTT DoCoMo, Inc.	12	249,973
NTT DoCoMo, Inc. (d)	7	145,818
Oki Electric Industry Co. Ltd. (a)	18,000	90,050
ORIX Corp.	3,000	265,474
Ricoh Co. Ltd.	5,000	94,929
Sanyo Electric Co. Ltd.	10,000	62,657
Secom Co. Ltd.	1,000	61,509
Seven Eleven Japan Co. Ltd.	2,000	98,579
Shin-Etsu Chemical Co. Ltd.	4,000	162,712
SMC Corp.	800	96,118
Sony Corp.	7,700	590,205
Sumitomo Electric Industries Ltd.	10,000	125,315
Sumitomo Mitsui Banking Corp.	22,000	208,213
Sumitomo Trust & Banking Ltd.	20,000	137,617
Takeda Chemical Industries Ltd.	7,000	342,155
Takefuji Corp.	1,000	79,388
Terumo Corp.	5,000	101,695
The Suruga Bank Ltd.	13,000	95,954
THK Co. Ltd.	2,000	48,633
Tokyo Electric Power Co.	5,000	120,968
Toto Ltd.	20,000	151,887
Toyota Motor Corp.	23,000	775,262
Trans Cosmos, Inc.	1,500	72,335
Tsubaki Nakashima Co. Ltd.	6,000	56,588
Uni-Charm Corp	3,000	119,082
Wacoal Corp. (a)	6,000	60,082
Yakult Honsha Co. Ltd.	15,000	181,821
Yamada Denki Co. Ltd.	2,400	199,585
Yokogawa Electric Corp.	7,000	72,335
Zeon Corp.	20,000	103,171
TOTAL JAPAN		11,397,725
Luxembourg - 0.1%
Societe Europeen Des Satellite unit	600	89,962
Mexico - 0.4%
Banacci SA de CV Series O	43,000	78,372
Fomento Economico Mexicano SA de CV sponsored ADR	1,800	68,760
Grupo Iusacell SA de CV sponsored ADR (a)	6,000	48,900
Grupo Televisa SA de CV sponsored GDR (a)	1,700	64,651
Telefonos de Mexico SA de CV Series L sponsored ADR	3,490	120,754
TV Azteca SA de CV sponsored ADR	5,425	41,067
TOTAL MEXICO		422,504
Netherlands - 1.2%
Hunter Douglas NV	7,700	204,260
ING Groep NV (Certificaten Van Aandelen)	3,664	250,206

	Shares	Value (Note 1)
Koninklijke Ahold NV	12,526	$ 388,957
Koninklijke KPN NV	3,020	36,921
Koninklijke Philips Electronics NV	3,880	113,976
Numico NV	4,846	191,709
TOTAL NETHERLANDS		1,186,029
New Zealand - 0.0%
Air New Zealand Ltd. Class B	9,000	5,617
Telecom Corp. of New Zealand Ltd.	5,000	13,496
TOTAL NEW ZEALAND		19,113
Norway - 0.4%
Norsk Hydro AS	4,900	213,837
Tandberg ASA (a)	14,600	179,750
TOTAL NORWAY		393,587
Panama - 0.0%
Panamerican Beverages, Inc. Class A	2,300	41,653
Singapore - 0.3%
CapitaLand Ltd.	11,000	13,890
City Developments Ltd.	3,000	10,541
Datacraft Asia Ltd.	2,000	10,200
DBS Group Holdings Ltd.	3,652	31,879
Oversea-Chinese Banking Corp. Ltd.	6,300	38,046
Overseas Union Bank Ltd.	4,281	16,687
Singapore Airlines Ltd.	5,000	39,802
Singapore Press Holdings Ltd.	2,000	22,948
Singapore Technologies Engineering Ltd.	16,000	23,980
Singapore Telecommunications Ltd.	16,000	15,987
United Overseas Bank Ltd.	5,280	35,074
Venture Manufacturing Singapore Ltd.	3,000	20,917
TOTAL SINGAPORE		279,951
Spain - 0.6%
Aldeasa SA	2,900	57,890
Banco Santander Central Hispano SA	17,988	178,740
Cortefiel SA	10,880	166,992
Telefonica SA	8,560	144,902
TOTAL SPAIN		548,524
Sweden - 0.3%
Electrolux AB (B Shares)	10,200	168,558
Telefonaktiebolaget LM Ericsson AB (B Shares)	13,920	89,645
TV 4 AB (A Shares)	1,700	38,949
TOTAL SWEDEN		297,152
Switzerland - 0.9%
Credit Suisse Group (Reg.)	1,219	227,250
Givaudan AG	19	5,015
Novartis AG (Reg.)	163	253,240
Syngenta AG:
(Sweden) (a)	14	708
(Switzerland)	163	8,257
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
The Swatch Group AG (Bearer)	200	$ 221,403
Zurich Financial Services AG	442	157,157
TOTAL SWITZERLAND		873,030
United Kingdom - 5.7%
3i Group PLC	5,500	99,011
AstraZeneca PLC (Sweden)	583	27,283
Boots Co. PLC	26,100	230,631
British Land Co. PLC	15,400	102,694
Carlton Communications PLC	41,100	251,136
EMAP PLC	31,000	368,640
GlaxoSmithKline PLC (a)	29,082	778,961
HSBC Holdings PLC (Hong Kong) (Reg.)	1,468	19,184
Lloyds TSB Group PLC	38,279	397,957
Lonmin PLC	7,400	102,399
Marks & Spencer PLC	119,200	457,142
MFI Furniture Group PLC	142,000	225,351
Sage Group PLC	7,300	30,895
Shell Transport & Trading Co. PLC (Reg.)	56,590	472,433
SMG PLC	105,360	294,138
Somerfield PLC	362,100	493,552
SSL International PLC	41,831	274,160
Trinity Mirror PLC	54,000	359,502
Vodafone Group PLC	210,175	637,672
TOTAL UNITED KINGDOM		5,622,741
United States of America - 27.3%
Abercrombie & Fitch Co. Class A (a)	3,700	123,210
AES Corp. (a)	2,500	119,175
Affiliated Computer Services, Inc. Class A (a)	2,600	187,200
AFLAC, Inc.	3,600	114,480
Alcoa, Inc.	5,028	208,159
Align Technology, Inc.	5,000	43,750
Allergan, Inc.	600	45,600
Alliant Techsystems, Inc. (a)	820	77,244
Alpharma, Inc. Class A	3,400	76,908
AMC Entertainment, Inc. (a)	4,000	28,400
American Eagle Outfitters, Inc. (a)	2,950	109,799
American Express Co.	5,100	216,444
American Home Products Corp.	3,700	213,675
American International Group, Inc.	6,388	522,498
AOL Time Warner, Inc. (a)	2,500	126,250
Applied Materials, Inc. (a)	6,100	333,060
AT&T Corp.	11,700	260,676
Avery Dennison Corp.	1,700	95,319
Avon Products, Inc.	3,900	165,048
Baker Hughes, Inc.	4,100	161,089
Bank of America Corp.	6,100	341,600
Bank of New York Co., Inc.	4,000	200,800
Bank One Corp.	8,500	321,045
Bausch & Lomb, Inc.	2,100	89,670
BEA Systems, Inc. (a)	1,400	57,190

	Shares	Value (Note 1)
Beazer Homes USA, Inc. (a)	1,400	$ 81,760
BellSouth Corp.	8,500	356,660
BFGoodrich Co.	500	19,700
BJ's Wholesale Club, Inc. (a)	400	18,120
Black & Decker Corp.	1,100	43,846
Boeing Co.	1,800	111,240
Bristol-Myers Squibb Co.	7,700	431,200
Burlington Northern Santa Fe Corp.	5,900	173,460
Cabot Microelectronics Corp.	2,700	172,854
Cardinal Health, Inc.	1,950	131,430
Charles Schwab Corp.	3,900	77,220
CIENA Corp. (a)	2,000	110,120
CIGNA Corp.	700	74,690
Cintas Corp.	2,400	105,144
Cisco Systems, Inc. (a)	15,700	266,586
Citigroup, Inc.	13,068	642,292
Clear Channel Communications, Inc. (a)	1,796	100,217
Coach, Inc.	130	4,217
Colgate-Palmolive Co.	2,000	111,700
Computer Associates International, Inc.	4,300	138,417
Comverse Technology, Inc. (a)	1,300	89,050
Conoco, Inc. Class B	5,500	167,310
Cooper Cameron Corp. (a)	2,000	126,120
Crown Castle International Corp. (a)	1,900	46,531
CSX Corp.	3,000	105,210
Danaher Corp.	2,500	140,025
Dell Computer Corp. (a)	15,300	401,472
DIMON, Inc.	1,000	8,970
Dynegy, Inc. Class A	2,548	147,402
Eaton Corp.	900	66,249
Ecolab, Inc.	1,300	49,179
Eli Lilly & Co.	3,000	255,000
EMC Corp.	4,700	186,120
Emerson Electric Co.	1,100	73,315
Enron Corp.	1,300	81,536
Exxon Mobil Corp.	6,176	547,194
Fannie Mae	5,200	417,352
Federal Agricultural Mortgage Corp. Class C (non-vtg.) (a)	2,000	54,580
First Union Corp.	2,200	65,934
Foster Wheeler Corp.	4,600	69,230
Fox Entertainment Group, Inc. Class A (a)	200	4,590
Freddie Mac	3,300	217,140
Gap, Inc.	7,600	210,596
Gateway, Inc. (a)	4,000	76,000
General Dynamics Corp.	2,700	208,116
General Electric Co.	28,500	1,383,105
General Motors Corp. Class H	2,400	51,000
Georgia Gulf Corp.	5,500	101,035
Georgia-Pacific Group	4,500	146,295
Gillette Co.	4,000	113,440
Grey Wolf, Inc. (a)	5,100	32,640
Guidant Corp. (a)	2,400	98,400
Halliburton Co.	1,500	64,815
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Harrah's Entertainment, Inc. (a)	2,700	$ 93,150
HCA - The Healthcare Co.	2,200	85,140
Hershey Foods Corp.	1,400	84,574
Home Depot, Inc.	4,150	195,465
Honeywell International, Inc.	3,500	171,080
Household International, Inc.	2,693	172,406
IBP, Inc.	3,000	47,700
Immunex Corp. (a)	900	13,734
Ingersoll-Rand Co.	800	37,600
Inhale Therapeutic Systems, Inc. (a)	1,500	49,950
Intel Corp.	20,200	624,382
International Business Machines Corp.	3,100	356,934
International Paper Co.	3,800	148,884
Interpublic Group of Companies, Inc.	1,000	33,950
J.D. Edwards & Co. (a)	500	3,950
J.P. Morgan Chase & Co.	2,200	105,556
Johnson & Johnson	700	67,536
KB HOME	800	24,176
Kohls Corp. (a)	1,500	91,590
Leggett & Platt, Inc.	3,000	58,230
Lexmark International, Inc. Class A (a)	3,000	184,290
Linear Technology Corp.	700	33,628
M.D.C. Holdings, Inc.	500	21,510
Mandalay Resort Group (a)	3,400	80,784
Marsh & McLennan Companies, Inc.	900	86,796
Masco Corp.	6,800	156,400
Massey Energy Corp.	7,000	157,570
MBIA, Inc.	1,050	50,243
McCormick & Co., Inc. (non-vtg.)	800	31,440
Medtronic, Inc.	2,300	102,580
Merck & Co., Inc.	6,000	455,820
Merrill Lynch & Co., Inc.	3,700	228,290
Micron Technology, Inc. (a)	4,700	213,286
Microsoft Corp. (a)	14,300	968,825
Minnesota Mining & Manufacturing Co.	2,000	238,020
Morgan Stanley Dean Witter & Co.	2,000	125,580
Nabors Industries, Inc. (a)	2,500	149,050
Navistar International Corp. (a)	1,000	25,810
Noble Drilling Corp. (a)	1,000	48,500
O'Reilly Automotive, Inc. (a)	2,000	47,300
Office Depot, Inc. (a)	10,000	95,000
Omnicom Group, Inc.	2,300	202,055
Openwave Systems, Inc. (a)	1,000	34,610
Oracle Corp. (a)	8,600	138,976
P.F. Chang's China Bistro, Inc. (a)	2,100	81,522
PeopleSoft, Inc. (a)	1,500	55,560
PepsiCo, Inc.	3,500	153,335
PerkinElmer, Inc.	3,900	260,949
Pfizer, Inc.	16,325	706,873
Philip Morris Companies, Inc.	8,000	400,880
PNC Financial Services Group, Inc.	1,500	97,605

	Shares	Value (Note 1)
Praxair, Inc.	3,200	$ 151,456
Procter & Gamble Co.	4,100	246,205
Qwest Communications International, Inc. (a)	3,000	122,700
Radio One, Inc.:
Class A	6,500	122,135
Class D (non-vtg.) (a)	1,100	19,030
Redback Networks, Inc. (a)	1,400	26,656
Reebok International Ltd. (a)	1,900	48,697
Reliant Resources, Inc.	1,000	30,000
SBA Communications Corp. Class A (a)	2,700	92,043
SBC Communications, Inc.	8,780	362,175
Schering-Plough Corp.	9,200	354,568
ShopKo Stores, Inc. (a)	4,000	31,840
Siebel Systems, Inc. (a)	3,300	150,414
SouthTrust Corp.	2,000	95,100
Southwest Airlines Co.	2,550	46,436
Sprint Corp. - PCS Group Series 1 (a)	5,100	130,713
SPX Corp. (a)	700	78,827
Staples, Inc. (a)	9,620	156,517
Sun Microsystems, Inc. (a)	9,400	160,928
Texas Instruments, Inc.	1,200	46,440
Textron, Inc.	2,200	116,644
The Chubb Corp.	1,000	66,750
The Coca-Cola Co.	7,700	355,663
The Men's Wearhouse, Inc. (a)	1,500	38,175
Thermo Electron Corp. (a)	6,000	158,160
Transocean Sedco Forex, Inc.	1,600	86,848
Tyco International Ltd.	7,400	394,938
U.S. Bancorp	4,000	84,720
Union Pacific Corp.	3,500	199,115
United Parcel Service, Inc. Class B	800	45,960
United Technologies Corp.	1,200	93,696
USA Education, Inc.	1,900	135,090
Viacom, Inc. Class B (non-vtg.) (a)	4,741	246,816
Wal-Mart Stores, Inc.	6,300	325,962
Walgreen Co.	2,000	85,560
Weatherford International, Inc.	3,000	174,690
Wells Fargo & Co.	3,500	164,395
Wendy's International, Inc.	700	17,731
Whole Foods Market, Inc. (a)	900	43,740
Xilinx, Inc. (a)	1,100	52,217
TOTAL UNITED STATES OF AMERICA		26,672,937
Venezuela - 0.0%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	1,100	25,201
TOTAL COMMON STOCKS (Cost $54,963,617)		59,999,458
Nonconvertible Preferred Stocks - 0.1%
	Shares	Value (Note 1)
Germany - 0.1%
Wella AG (Cost $93,696)	3,384	$ 139,606
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (c)
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/29/03 (Cost $972)	-	GBP	1,137	1,135
Government Obligations (e) - 31.5%

France - 2.0%
French Government OAT 5.5% 4/25/04	Aaa	EUR	2,200,000	1,992,048
Germany - 10.2%
Germany Federal Republic:
Series 95, 7.375% 1/3/05	Aaa	EUR	1,225,000	1,179,308
3.75% 1/4/09	Aaa	EUR	800,000	654,683
4.5% 3/15/02	Aaa	EUR	1,200,000	1,062,085
4.5% 5/17/02	Aaa	EUR	1,550,000	1,371,585
5.25% 1/4/08	Aaa	EUR	4,500,000	4,066,261
6.25% 1/4/30	Aaa	EUR	320,000	308,888
Treuhandanstalt:
6.625% 7/9/03	Aaa	EUR	877,507	808,887
7.5% 9/9/04	Aaa	EUR	500,000	480,108
TOTAL GERMANY				9,931,805
Italy - 1.1%
Italian Republic:
6.75% 2/1/07	Aa3	EUR	700,000	672,276
10.5% 9/1/05	Aa3	EUR	361,519	389,218
TOTAL ITALY				1,061,494
Spain - 0.9%
Spanish Kingdom 4.5% 7/30/04	Aa2	EUR	1,000,000	878,328
United Kingdom - 4.5%
United Kingdom, Great Britain & Northern Ireland:
5% 6/7/04	Aaa	GBP	650,000	926,429
9% 10/13/08	Aaa	GBP	2,000,000	3,521,691
TOTAL UNITED KINGDOM				4,448,120
United States of America - 12.8%
Federal Home Loan Bank:
4.875% 1/22/02	Aaa		1,500,000	1,504,920
5.125% 9/15/03	Aaa		1,495,000	1,504,344
5.19% 10/20/03	Aaa		650,000	652,945
5.28% 1/6/04	Aaa		1,515,000	1,525,650
Freddie Mac 5.75% 7/15/03	Aaa		1,480,000	1,508,564

Moody's Ratings (unaudited)			Principal Amount (c)	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 4.56% to 4.77% 5/17/01 (f)	-		$ 500,000	$ 499,189
U.S. Treasury Bonds:
7.125% 2/15/23	Aaa		1,350,000	1,545,966
8% 11/15/21	Aaa		800,000	996,248
8.125% 8/15/19	Aaa		1,300,000	1,622,764
12.75% 11/15/10	Aaa		880,000	1,153,627
TOTAL UNITED STATES OF AMERICA				12,514,217
TOTAL GOVERNMENT OBLIGATIONS (Cost $33,626,008)				30,826,012
Cash Equivalents - 7.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 4.52%, dated 4/30/01 due 5/1/01	$ 38,005	38,000
	Shares
Fidelity Cash Central Fund, 4.70% (b)	6,505,335	6,505,335
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	1,192,550	1,192,550
TOTAL CASH EQUIVALENTS (Cost $7,735,885)		7,735,885
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $96,420,178)		98,702,096
NET OTHER ASSETS - (0.8)%		(815,188)
NET ASSETS - 100%		$ 97,886,908
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
15 Dow Jones Euro Stoxx 50 Index Contracts	June 2001	$ 600,989	$ 83,882
5 Nasdaq 100 Index Contracts	June 2001	933,250	(74,655)
2 S&P 500 Stock Index Contracts	June 2001	627,150	72,388
		$ 2,161,389	$ 81,615
The face value of futures purchased as a percentage of net assets - 2.2%
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $145,818 or 0.1% of net assets.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $329,465.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $40,735,700 and $40,912,863, respectively, of which U.S. government and government agency obligations aggregated $0 and $3,921,212, respectively.

The market value of futures contracts opened and closed during the period amounted to $7,116,596 and $5,517,774, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,419 for the period.

The fund participated in the securities lending program. Cash collateral includes amounts received for unsettled security loans.
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	30.7%	AAA, AA, A	26.1%
Baa	0.0%	BBB	0.0%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $97,037,966. Net unrealized appreciation aggregated $1,664,130, of which $10,636,118 related to appreciated investment securities and $8,971,988 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,043,445 and repurchase agreements of $38,000) (cost $96,420,178) - See accompanying schedule		$ 98,702,096
Cash		382
Foreign currency held at value (cost $84,427)		84,133
Receivable for investments sold		228,553
Receivable for fund shares sold		41,412
Dividends receivable		134,023
Interest receivable		531,183
Receivable for daily variation on futures contracts		25,642
Other receivables		2,122
Total assets		99,749,546
Liabilities
Payable for investments purchased	$ 433,871
Payable for fund shares redeemed	122,479
Accrued management fee	57,772
Other payables and accrued expenses	55,966
Collateral on securities loaned, at value	1,192,550
Total liabilities		1,862,638
Net Assets		$ 97,886,908
Net Assets consist of:
Paid in capital		$ 96,282,543
Undistributed net investment income		32,254
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(791,838)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,363,949
Net Assets, for 5,858,374 shares outstanding		$ 97,886,908
Net Asset Value, offering price and redemption price per share ($97,886,908 ÷ 5,858,374 shares)		$16.71

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 331,045
Interest		1,078,586
Security lending		4,281
		1,413,912
Less foreign taxes withheld		(31,125)
Total income		1,382,787
Expenses
Management fee	$ 361,465
Transfer agent fees	130,948
Accounting and security lending fees	30,615
Non-interested trustees' compensation	134
Custodian fees and expenses	65,680
Registration fees	22,078
Audit	13,577
Legal	254
Reports to shareholders	6,590
Miscellaneous	1,436
Total expenses before reductions	632,777
Expense reductions	(13,461)	619,316
Net investment income		763,471
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,024,825)
Foreign currency transactions	10,934
Futures contracts	481,556	(532,335)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,171,319)
Assets and liabilities in foreign currencies	6,977
Futures contracts	81,615	(5,082,727)
Net gain (loss)		(5,615,062)
Net increase (decrease) in net assets resulting from operations		$ (4,851,591)
Other Information
Expense reductions
Directed brokerage arrangements		$ 12,552
Transfer agent credits		909
		$ 13,461

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Global Balanced
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 763,471	$ 1,961,019
Net realized gain (loss)	(532,335)	7,425,652
Change in net unrealized appreciation (depreciation)	(5,082,727)	(5,204,771)
Net increase (decrease) in net assets resulting from operations	(4,851,591)	4,181,900
Distributions to shareholders From net investment income	(1,746,141)	(772,133)
From net realized gain	(6,766,296)	(1,286,888)
Total distributions	(8,512,437)	(2,059,021)
Share transactions Net proceeds from sales of shares	8,994,578	49,159,358
Reinvestment of distributions	8,028,218	1,935,066
Cost of shares redeemed	(10,594,249)	(45,867,790)
Net increase (decrease) in net assets resulting from share transactions	6,428,547	5,226,634
Redemption fees	2,298	2,197
Total increase (decrease) in net assets	(6,933,183)	7,351,710
Net Assets
Beginning of period	104,820,091	97,468,381
End of period (including undistributed net investment income of $32,254 and $1,149,212, respectively)	$ 97,886,908	$ 104,820,091
Other Information Shares
Sold	524,235	2,485,806
Issued in reinvestment of distributions	461,923	101,685
Redeemed	(614,665)	(2,321,324)
Net increase (decrease)	371,493	266,167

Financial Highlights

	Six months ended April 30, 2001	Year ended October 31,	Three months ended October 31,	Years ended July 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1999	1998	1997	1996
Net asset value, beginning of period	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45	$ 12.91	$ 12.40
Income from Investment Operations
Net investment income	.13 D	.36 D, F	.08 D	.31 D	.30 D	.31 D	.31
Net realized and unrealized gain (loss)	(.96)	.47	.74	1.37	1.27	2.68	.25
Total from investment operations	(.83)	.83	.82	1.68	1.57	2.99	.56
Less Distributions
From net investment income	(.32)	(.15)	(.17)	(.28)	(.40)	(.45)	(.05)
From net realized gain	(1.24)	(.25)	-	-	-	-	-
Total distributions	(1.56)	(.40)	(.17)	(.28)	(.40)	(.45)	(.05)
Net asset value, end of period	$ 16.71	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45	$ 12.91
Total Return B, C	(4.66)%	4.45%	4.57%	10.39%	10.53%	23.93%	4.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 97,887	$ 104,820	$ 97,468	$ 101,756	$ 94,961	$ 74,619	$ 87,785
Ratio of expenses to average net assets	1.30% A	1.26%	1.20% A	1.32%	1.39%	1.51%	1.39%
Ratio of expenses to average net assets after expense reductions	1.28% A, E	1.25% E	1.19% A, E	1.30% E	1.37% E	1.49% E	1.36% E
Ratio of net investment income to average net assets	1.57% A	1.81%	1.74% A	1.83%	1.95%	2.28%	2.94%
Portfolio turnover rate	90% A	62%	80% A	100%	81%	57%	189%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

International Growth & Income
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	-9.77%	-15.47%	56.61%	134.55%
MSCI EAFE	-8.02%	-16.23%	24.00%	89.35%
International Funds Average	-9.48%	-18.18%	33.60%	115.06%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2001, the index included over 876 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 759 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	-15.47%	9.39%	8.90%
MSCI EAFE	-16.23%	4.40%	6.59%
International Funds Average	-18.18%	5.60%	7.67%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on April 30, 1991. As the chart shows, by April 30, 2001, the value of the investment would have grown to $23,455 - a 134.55% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,935 - an 89.35% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

International Growth & Income

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: An interview with Bill Bower (left), who managed Fidelity International Growth & Income Fund for the majority of the period covered by this report, with additional comments from Penny Dobkin (right), who became Portfolio Manager of the fund on April 12, 2001.

Q. How did the fund perform, Bill?

B.B. For the six months that ended April 30, 2001, the fund fell 9.77%. In comparison, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - declined 8.02% during that time frame, while the international funds average as tracked by Lipper Inc. returned -9.48%. For the 12 months that ended April 30, 2001, the fund returned -15.47%, while the MSCI EAFE index and Lipper average returned -16.23% and -18.18%, respectively, during the same period.

Q. Why did the fund underperform its index and peer group during the past six months?

B.B. There were two reasons. I was a little less aggressive in paring back the fund's technology and media positions than I should have been when these sectors suffered another period of numerous earnings disappointments in the fourth quarter of 2000. This additional market pullback was dramatic, and the decline in the fundamentals of our holdings in these sectors was deeper and faster than I expected. I had been cutting back the fund's exposure during 2000, but perhaps not fast enough. Additionally, my unfavorable stock selection in the capital goods industry offset a large portion of the gains we made in other areas, such as financials and health care.

Q. What other strategies did you pursue during the period?

B.B. At the end of 2000, I stepped up my efforts to emphasize more defensive areas of the market, such as financials, health care and energy, given the weakness in high-growth stocks. The performance of the global equity marketplace was driven primarily by corporate earnings, and I felt the companies in these sectors had the best opportunity to maintain their current earnings growth in a period of economic uncertainty around the world. Unfortunately, some companies in these defensive sectors also failed to meet their earnings expectations and were punished accordingly. For example, fund holding SSL International, a U.K. medical equipment company, was perceived by many investors to be a defensive stock. However, when it missed its quarterly earnings expectations, its market capitalization fell by roughly 43%. Meanwhile, overweighting financial stocks - such as Van der Moolen, Bank of Ireland and Jafco - boosted our relative performance, particularly since the fund's mix of financial stocks outperformed those held in the index by nearly eight percentage points. In this sector, I avoided Japanese banks entirely, believing that their valuations were excessive and that European banks with strong investment banking operations had better potential. This strategy worked quite well, as many of our holdings in this sector moved to within 15%-20% of their all-time highs. Similarly, overweighting energy stocks for the majority of the period - primarily French-based oil company TotalFinaElf - made a positive contribution to our relative performance. Near the end of the period, however, I reduced our exposure to this sector because I felt many of the stocks had reached their potential.

Q. At the start of November, the fund's performance was well ahead of its index and peer group for the prior year. And so far in 2001, it is again outperforming. What specifically went wrong in the final two months of 2000?

B.B. As I mentioned earlier, I was a little slow in reducing some of the larger positions in the fund that were hurt by further weakness in the technology sector. In particular, the share price of Furukawa Electric, which had been the fund's largest holding going into the period, was cut in half during a brief stretch of about two weeks. This Japanese company, which has a core part of its business in electronic components manufacturing, had never experienced an earnings reduction in its history. However, during the early part of the period, it announced lowered earnings for the first time. I owned the stock because I felt it had been cheaply valued. But because the fundamentals in the sector were dramatically reduced, Furukawa got painted with the same broad brush as many of its peers, and I sold the stock from the portfolio. The fund's holdings in Vodafone Group and Nokia - based in the U.K. and Finland, respectively, and major positions in the fund - suffered similar unexpected weakness. Together, these three underperforming stocks gave back a major portion of the fund's competitive advantage achieved earlier in 2000.

Q. What were some of the fund's top-performing stocks?

B.B. A handful of the fund's Canadian energy stocks stood out as big contributors. In particular, Ensign Resource Service Group, Talisman Energy and Precision Drilling performed well due to the favorable fundamentals in the oil and gas industries. These out-of-benchmark companies delivered strong earnings and their valuations were reasonable. Elsewhere, Sweden-based dental implant producer Nobel Biocare also performed relatively well.

Semiannual Report

International Growth & Income
Fund Talk: The Managers' Overview - continued

Q. Turning to you Penny, what's your outlook for the next six months?

P.D. At the end of the period, the fund had been positioned primarily in stable growth names, or more defensive positions, which was a good strategy for the recent market environment. Going forward, shareholders should expect the fund to be more represented in the technology sector. The need to be defensive is growing less urgent, in my opinion. The reality is that no matter how much you like the growth prospects of the health care industry, for example, this sector, along with the insurance industry and the utilities sector, have been major beneficiaries of the technology selloff in 2000. Valuations in these areas have risen sharply. So as investors begin to tread back into technology stocks, money is going to come out of these other defensive areas, and the fund should be positioned to benefit from that sector rotation. Looking at the global economy, the economic weakness in the U.S. has had little meaningful effect on international stocks thus far. There has been a slowing in some businesses, but overall there's been no serious domino effect. I'm cautiously optimistic that the U.S. weakness is just a standard cyclical downturn, and I feel comfortable that there will not be a major recession in Europe. That said, it's important to have a balanced portfolio to weather the market's volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: growth of capital and current income by investing mainly in foreign stocks

Fund number: 305

Trading symbol: FIGRX

Start date: December 31, 1986

Size: as of April 30, 2001, more than $1.0 billion

Manager: Penelope Dobkin, since April 2001; manager, Fidelity Worldwide Fund, 1990-2001; Fidelity Europe Fund, 1986-1990; Fidelity United Kingdom Fund, 1987-1989; Fidelity Select Financial Services Portfolio, 1983-1986; joined Fidelity in 1980

3

Penny Dobkin on semiconductor stocks:

"Historically, the semiconductor industry has been the first area within the technology sector to rebound out of a correction. This has been true for a couple of reasons.

"First, semiconductors are literally the engine of technology products. Most things you can think of that utilize some form of technology - cars, cameras, phones - have semiconductors in them that drive the products' functionality. Because of the ongoing need for semiconductors, the stocks of companies that manufacture these chips tend to rebound first.

"Perhaps more importantly, though, the semiconductor business is a very price-elastic business, meaning that prices can be volatile. Demand for semiconductors is highly sensitive to price. So when prices drop to a certain level, demand for semiconductors suddenly spikes up. And share prices tend to follow. That is largely due to the fact that when there is an increase in demand, inventories are used, which spurs revenue growth and profitability. It's a very cyclical industry. Semiconductor stocks are very much like oil stocks in the sense that share prices tend to reflect the price of the commodity at a certain period of time. Those prices, however, don't reflect at what point demand will pick up.

"Compared to most industries within the technology sector, it's relatively easy to understand and have stock-picking success in the semiconductor industry. It's all about getting the cycles right, which is primarily a function of chip prices. For example, in 2000, semiconductor stocks were among the first in the technology sector to come down in valuation. Stocks in other areas within the sector held up relatively well for much longer. At some point during the past six months, semiconductor stocks reached a price bottom and subsequently began to turn around. As we have seen, many of the cheapest semiconductor stocks in the world, such as Samsung Electronics - up roughly 70% from its lowest level during the period - were among the top-performing technology stocks during the past six months."

Semiannual Report

International Growth & Income

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Japan	16.8%
United States of America	13.9%
United Kingdom	12.8%
France	10.9%
Netherlands	6.5%
Switzerland	5.7%
Germany	5.0%
Spain	3.6%
Italy	3.1%
Other	21.7%

As of October 31, 2000
Japan	20.0%
United Kingdom	13.9%
United States of America	10.7%
France	9.3%
Netherlands	7.8%
Switzerland	6.9%
Canada	4.0%
Germany	3.6%
Spain	2.9%
Other	20.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	91.6	94.7
Bonds	0.3	0.3
Short-Term Investments and Net Other Assets	8.1	5.0
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA (France, Oil & Gas)	2.6	2.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.4	2.4
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.7	1.0
Sony Corp. (Japan, Household Durables)	1.6	1.4
Nokia AB (Finland, Communications Equipment)	1.5	1.4
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Diversified Financials)	1.4	1.3
SAP AG (Germany, Software)	1.4	0.0
Nestle SA (Reg.) (Switzerland, Food Products)	1.4	1.2
Vivendi Universal SA (France, Media)	1.4	1.3
Koninklijke Ahold NV (Netherlands, Food & Drug Retailing)	1.3	1.1
	16.7
Top Ten Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	21.1
Information Technology	14.8	11.8
Consumer Discretionary	13.3	16.2
Health Care	9.9	10.0
Telecommunication Services	8.3	10.4
Energy	6.7	7.8
Industrials	5.3	10.2
Consumer Staples	4.2	4.3
Materials	3.4	1.6
Utilities	1.9	1.6

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

International Growth & Income

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.8%
	Shares	Value (Note 1)
Australia - 1.0%
News Corp. Ltd. sponsored ADR	170,000	$ 6,528,000
Perpetual Trustees Australia Ltd.	150,300	3,073,147
St. George Bank Ltd.	103,800	745,224
Tabcorp Holdings Ltd.	170,000	819,766
TOTAL AUSTRALIA		11,166,137
Austria - 0.1%
Plaut AG (a)	87,164	618,655
Belgium - 0.1%
Delhaize Freres & Compagnie Le Lion SA	6,300	334,523
Telindus Group NV	146,100	1,270,275
TOTAL BELGIUM		1,604,798
Bermuda - 0.1%
Aquarius Platinum Ltd. (a)	249,400	1,115,999
Canada - 2.9%
Alberta Energy Co. Ltd.	27,500	1,352,004
BCE, Inc.	143,900	3,594,925
Bracknell Corp. (a)	483,800	2,188,072
C Mac Industries, Inc. (a)	98,400	3,185,658
CINAR Corp. Class B (sub. vtg.) (a)	304,400	1,171,940
Ensign Resource Service Group, Inc.	165,300	5,658,086
Peak Energy Services Ltd. (a)	1,000,000	2,082,384
Precision Drilling Corp. (a)	117,700	4,957,079
Rio Alto Exploration Ltd. (a)	100,000	2,004,295
Suncor Energy, Inc.	200,000	5,602,915
TOTAL CANADA		31,797,358
Denmark - 1.3%
2M Invest AS (a)	2,900	33,259
Coloplast AS (B Shares)	70,000	3,452,435
Group 4 Falck AS	22,000	2,562,289
ISS AS (a)	67,000	3,901,668
Novozymes AS Series B	220,000	4,418,642
TOTAL DENMARK		14,368,293
Finland - 1.5%
Nokia AB sponsored ADR	475,000	16,240,250
France - 10.9%
Alcatel SA sponsored ADR	96,100	3,119,406
AXA SA de CV	115,100	13,581,524
BNP Paribas SA	139,995	12,445,197
Castorama Dubois Investissements SA	20,000	4,276,304
Elior SA	396,700	4,856,941
Euler SA	71,900	3,390,422
Neopost SA (a)	221,379	5,303,001
NRJ Group	225,000	5,840,881
Pechiney SA Series A	62,900	3,309,229
Sanofi-Synthelabo SA	155,000	9,296,082
Suez Lyonnaise des Eaux (France)	26,100	3,857,776

	Shares	Value (Note 1)
TotalFinaElf SA:
Series B	153,744	$ 22,975,504
sponsored ADR	68,400	5,123,160
Transiciel SA	20,100	998,632
Vivendi Environment	116,900	5,119,307
Vivendi Universal SA	217,454	15,057,811
TOTAL FRANCE		118,551,177
Germany - 3.2%
Aachener & Muenchener Beteiligungs AG (AMB)	36,100	4,147,616
Altana AG	80,000	9,581,760
Bayerische Hypo-und Vereinsbank AG	40,000	2,231,485
Deutsche Bank AG (Reg.)	40,000	3,264,896
Deutsche Boerse AG	3,530	1,132,151
Direkt Anlage Bank AG (a)	61,400	1,149,948
ELMOS Semiconductor AG	160,000	2,908,596
Heidelberger Zement AG (Frankfurt)	18,000	944,282
Salzgitter AG	300,000	2,853,235
Schering AG (a)	55,000	2,746,727
Siemens AG	30,000	2,214,984
Software AG (Reg. D)	19,000	1,112,549
TOTAL GERMANY		34,288,229
Hong Kong - 2.8%
ASM Pacific Technology Ltd.	1,500,000	2,567,604
Cheung Kong Holdings Ltd.	274,000	3,056,507
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	113,700	2,878,884
China Unicom Ltd. sponsored ADR (a)	200,000	2,890,000
CNOOC Ltd.	1,672,000	1,618,597
Hutchison Whampoa Ltd.	595,100	6,428,585
Johnson Electric Holdings Ltd.	1,202,400	2,258,614
Legend Holdings Ltd.	6,000,000	4,769,781
Li & Fung Ltd.	1,000,000	1,897,655
Sun Hung Kai Properties Ltd.	150,000	1,394,392
Yue Yuen Industrial Holdings Ltd.	570,000	1,041,466
TOTAL HONG KONG		30,802,085
India - 0.2%
Hindustan Lever Ltd. (a)	500,000	2,249,680
Ireland - 1.7%
Bank of Ireland, Inc.	1,273,000	12,208,875
Elan Corp. PLC sponsored ADR (a)	113,600	5,697,040
Jefferson Smurfit Group PLC sponsored ADR	50,000	937,500
TOTAL IRELAND		18,843,415
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	42,800	2,330,460
Italy - 3.1%
Alleanza Assicurazioni Spa	268,700	3,408,033
Bayerische Vita Spa	100,000	1,051,066
ENI Spa sponsored ADR	80,000	5,508,000
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Luxottica Group Spa sponsored ADR	200,000	$ 2,974,000
Olivetti Spa	4,050,116	9,044,243
Parmalat Finanziaria Spa	2,499,200	3,543,230
Recordati Spa	12,500	142,196
San Paolo IMI Spa	78,300	1,091,339
Telecom Italia Mobile Spa	418,800	2,875,869
Unicredito Italiano Spa	866,500	4,071,347
TOTAL ITALY		33,709,323
Japan - 16.5%
Aeon Credit Service Ltd.	131,100	7,171,458
Anritsu Corp.	300,000	4,869,070
Aoyama Trading Co. Ltd.	37,800	467,180
Bandai Co. Ltd. (a)	50,000	1,730,459
Canon, Inc.	179,000	7,151,050
Credit Saison Co. Ltd.	100,000	2,144,621
CSK Corp.	200,000	6,396,959
Daiichi Pharmaceutical Co. Ltd.	64,000	1,411,924
Daiwa Securities Group, Inc.	1,246,000	14,306,225
Fuji Seal, Inc.	26,900	937,606
Ito-Yokado Co. Ltd.	40,000	2,260,259
JAFCO Co. Ltd.	55,000	6,576,566
Kappa Create Co. Ltd.	48,000	2,165,125
Konami Corp.	139,100	6,764,891
Kyocera Corp.	9,400	929,566
Mitsumi Electric Co. Ltd.	183,000	3,699,534
NEC Corp.	323,000	5,923,174
Nichicon Corp.	235,000	3,233,991
Nichii Gakkan Co.	30,500	1,200,660
Nikko Securities Co. Ltd.	1,603,000	13,803,899
Nippon Foundry, Inc. (a)	326	2,526,553
Nippon Sanso KK	250,000	971,846
Nippon Telegraph & Telephone Corp.	1,124	7,236,273
Nissan Motor Co. Ltd. (a)	600,000	4,167,865
Nomura Securities Co. Ltd.	419,000	8,968,782
NTT DoCoMo, Inc.	230	4,791,158
ORIX Corp.	65,500	5,796,178
Rohm Co. Ltd.	17,700	3,164,526
Sammy Corp.	40,500	1,199,061
Sanyo Electric Co. Ltd.	291,000	1,823,330
SMC Corp.	10,000	1,201,480
Sony Corp.	233,700	17,913,104
Stanley Electric Co. Ltd.	145,000	1,390,149
Takeda Chemical Industries Ltd.	243,000	11,877,676
Tokai Corp.	150,000	832,835
Tokyo Broadcasting System, Inc.	55,000	1,249,457
Tokyo Tomin Bank Ltd.	61,400	878,704
Toshiba Corp.	597,000	3,970,765
Toyota Motor Corp.	144,000	4,853,816
Yamada Denki Co. Ltd.	10,000	831,605
Yokogawa Electric Corp.	100,000	1,033,355
TOTAL JAPAN		179,822,735

	Shares	Value (Note 1)
Korea (South) - 1.3%
Kookmin Credit Card Co. Ltd.	76,300	$ 2,016,126
Samsung Electronics Co. Ltd.	55,027	9,568,091
SK Telecom Co. Ltd.	5,800	997,494
SK Telecom Co. Ltd. sponsored ADR	66,400	1,397,720
TOTAL KOREA (SOUTH)		13,979,431
Luxembourg - 0.8%
Societe Europeen Des Satellite unit	20,700	3,103,692
Stolt Offshore SA (a)	370,000	5,124,710
TOTAL LUXEMBOURG		8,228,402
Mexico - 1.2%
Grupo Radio Centro SA de CV sponsored ADR	333,900	1,970,010
Grupo Televisa SA de CV sponsored GDR (a)	25,000	950,750
Telefonos de Mexico SA de CV Series L sponsored ADR	167,000	5,778,200
TV Azteca SA de CV sponsored ADR	532,200	4,028,754
TOTAL MEXICO		12,727,714
Netherlands - 6.5%
Akzo Nobel NV	111,500	4,644,425
ASM International NV (a)	50,000	1,255,000
ASM Lithography Holding NV (NY Shares) (a)	50,000	1,353,500
Draka Holding NV	107,019	5,260,078
Fugro NV	60,300	3,825,118
Hunter Douglas NV	163,000	4,323,947
ICT Automatisering NV	26,200	1,022,764
ING Groep NV (Certificaten Van Aandelen)	230,222	15,721,350
Koninklijke Ahold NV	464,527	14,424,492
Koninklijke Boskalis Westminster NV	25,780	760,495
Koninklijke Philips Electronics NV sponsored ADR	341,900	10,530,520
OPG Groep NV	50,000	1,698,988
TNT Post Group NV	68,600	1,615,884
Unit 4 Agresso NV (a)	100,000	3,105,200
Vedior NV	157,000	1,601,840
TOTAL NETHERLANDS		71,143,601
Norway - 0.4%
DnB Holding ASA	1,014,700	4,461,642
Panama - 0.2%
Panamerican Beverages, Inc. Class A	100,000	1,811,000
Singapore - 0.7%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	60,000	1,919,400
Oversea-Chinese Banking Corp. Ltd.	136,500	824,321
Overseas Union Bank Ltd.	694,959	2,708,871
United Overseas Bank Ltd.	285,168	1,894,336
TOTAL SINGAPORE		7,346,928
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - 0.6%
Anglo American Platinum Corp. Ltd.	30,000	$ 1,343,785
De Beers Consolidated Mines Ltd./ De Beers Centenary AG unit	105,200	4,408,531
Impala Platinum Holdings Ltd.	20,000	958,069
TOTAL SOUTH AFRICA		6,710,385
Spain - 3.6%
Banco Popular Espanol SA (Reg.)	110,000	3,927,102
Banco Santander Central Hispano SA	700,060	6,956,244
Centros Comerciales Carrefour SA	150,000	2,261,029
Cortefiel SA	471,556	7,237,706
Gas Natural SDG SA Series E	90,100	1,566,760
Grupo Dragados SA	200,000	2,471,739
NH Hoteles SA	398,000	5,293,053
Telefonica SA	587,812	9,950,350
TOTAL SPAIN		39,663,983
Sweden - 1.9%
Entra Data AB	50,000	1,194,306
Nobel Biocare AB	95,000	3,612,167
Skandia Foersaekrings AB	317,100	3,447,075
Svenska Handelsbanken AB (A Shares)	211,600	3,156,362
Telefonaktiebolaget LM Ericsson AB:
(B Shares)	712,100	4,585,924
sponsored ADR	350,000	2,250,500
TV 4 AB (A Shares)	100,000	2,291,118
TOTAL SWEDEN		20,537,452
Switzerland - 5.7%
Bank Sarasin & Compagnie Series B (Reg.)	1,831	4,326,111
Credit Suisse Group (Reg.)	58,400	10,887,109
Givaudan AG	3,560	939,595
Julius Baer Holding AG	786	3,406,166
Nestle SA (Reg.)	7,276	15,061,022
Novartis AG (Reg.)	2,538	3,943,092
Swiss Reinsurance Co. (Reg.)	2,416	4,754,590
Swisscom AG	16,680	4,335,089
Syngenta AG sponsored ADR (a)	200,000	2,024,000
Tecan Group AG	4,400	4,196,393
Zurich Financial Services AG	24,471	8,700,863
TOTAL SWITZERLAND		62,574,030
Taiwan - 2.7%
Advanced Semiconductor Engineering, Inc.	4,000,000	3,113,408
Siliconware Precision Industries Co. Ltd.	6,000,000	4,670,112
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,301,960	9,135,858
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	18,200	441,168
United Microelectronics Corp.	3,500,200	5,587,124

	Shares	Value (Note 1)
United Microelectronics Corp. sponsored ADR	44,000	$ 483,560
Winbond Electronics Corp.	1,159,000	1,360,213
Yuanta Securities Co. Ltd.	6,000,000	4,560,657
TOTAL TAIWAN		29,352,100
United Kingdom - 12.8%
Abbey National PLC	108,800	1,930,591
Amvescap PLC	200,000	3,726,324
Bank of Scotland	290,000	3,332,370
Bellway PLC	200,000	1,218,582
Billiton PLC	750,000	3,691,980
Bradford & Bingley PLC	700,000	2,864,862
Carlton Communications PLC	298,500	1,823,945
Centrica PLC	1,200,000	4,065,471
Chubb PLC	1,000,200	2,361,622
Compass Group PLC (a)	309,351	2,372,772
EMAP PLC	150,000	1,783,742
Enterprise Inns PLC	550,000	3,573,207
Geest PLC	245,700	2,155,288
George Wimpey PLC	500,000	1,416,690
GlaxoSmithKline PLC (a)	673,731	18,045,885
HSBC Holdings PLC sponsored ADR	115,000	7,514,100
Lloyds TSB Group PLC	1,232,900	12,817,493
Man Group PLC	150,000	1,792,327
Marks & Spencer PLC	1,000,000	3,835,080
Michael Page International PLC (a)	805,000	2,453,664
Rentokil Initial PLC	1,858,363	5,052,703
Royal Bank of Scotland Group PLC	154,050	3,569,013
Safeway PLC	314,100	1,447,316
Scottish Radio Holdings PLC	60,000	1,107,594
Shell Transport & Trading Co. PLC (Reg.)	1,284,100	10,720,095
Signet Group PLC	1,088,800	1,176,345
Smith & Nephew PLC	250,000	1,178,786
Standard Chartered PLC	42,900	607,760
Tibbett & Britten Group PLC	100,000	1,101,870
Trinity Mirror PLC	400,000	2,662,977
United Business Media PLC	65,909	685,676
United Business Media PLC (B Shares) (a)	100,000	350,595
Vodafone Group PLC	8,753,481	26,558,114
TOTAL UNITED KINGDOM		138,994,839
United States of America - 5.8%
AES Corp. (a)	100,000	4,767,000
AFLAC, Inc.	170,000	5,406,000
Avon Products, Inc.	75,000	3,174,000
Bristol-Myers Squibb Co.	130,000	7,280,000
Circor International, Inc.	21,600	372,600
Comverse Technology, Inc. (a)	30,000	2,055,000
DENTSPLY International, Inc.	110,000	4,309,800
Flowserve Corp. (a)	50,000	1,415,000
FMC Corp. (a)	35,000	2,509,150
Fox Entertainment Group, Inc. Class A (a)	100,000	2,295,000
Manpower, Inc.	65,400	2,115,690
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Micron Technology, Inc. (a)	80,000	$ 3,630,400
Pfizer, Inc.	192,500	8,335,250
Synthes-Stratec, Inc. (d)	7,096	4,231,409
Take-Two Interactive Software, Inc. (a)	200,000	2,788,000
TeraBeam Networks (f)	4,400	4,400
VoiceStream Wireless Corp.	75,562	7,934,010
TOTAL UNITED STATES OF AMERICA		62,622,709
TOTAL COMMON STOCKS (Cost $902,514,252)		977,662,810
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Henkel Kgaa	17,300	1,089,748
SAP AG	94,200	15,185,040
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $14,860,337)		16,274,788
Nonconvertible Bonds - 0.3%
Moody's Ratings (unaudited)			Principal Amount (c)
Germany - 0.3%
Brokat AG 11.5% 3/31/10 (Cost $4,822,250)	B2	EUR	5,000,000	3,295,948
Government Obligations - 0.0%

United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 3.99% 7/12/01 (e) (Cost $297,594)	-		300,000	297,732
Cash Equivalents - 17.7%
	Shares
Fidelity Cash Central Fund, 4.70% (b)	86,507,236	86,507,236
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	106,267,595	106,267,595
TOTAL CASH EQUIVALENTS (Cost $192,774,831)		192,774,831
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $1,115,269,264)		1,190,306,109
NET OTHER ASSETS - (9.3)%		(101,244,979)
NET ASSETS - 100%		$ 1,089,061,130
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
42 Nikkei 225 Index Contracts (Japan)	June 2001	$ 3,011,400	$ 150,948
The face value of futures purchased as a percentage of net assets - 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,231,409 or 0.4% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $248,110.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 16,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $548,709,539 and $620,620,888, respectively.
The market value of futures contracts opened and closed during the period amounted to $12,293,346 and $8,506,842, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,204 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,400 or 0% of net assets.

The fund participated in the security lending program during the period.
The fund also received as collateral U.S. Treasury obligations valued at $369,765.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,122,296,220. Net unrealized appreciation aggregated $68,009,889, of which $153,995,089 related to appreciated investment securities and $85,985,200 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

International Growth & Income

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $100,640,058) (cost $1,115,269,264) - See accompanying schedule		$ 1,190,306,109
Foreign currency held at value (cost $175,423)		175,057
Receivable for investments sold		14,829,134
Receivable for fund shares sold		1,023,400
Dividends receivable		3,034,752
Interest receivable		344,698
Redemption fees receivable		108
Receivable for daily variation on futures contracts		32,550
Other receivables		74,866
Total assets		1,209,820,674
Liabilities
Payable for investments purchased	$ 12,017,147
Payable for fund shares redeemed	1,376,565
Accrued management fee	632,008
Other payables and accrued expenses	466,229
Collateral on securities loaned, at value	106,267,595
Total liabilities		120,759,544
Net Assets		$ 1,089,061,130
Net Assets consist of:
Paid in capital		$ 1,047,788,215
Distributions in excess of net investment income		(9,635,874)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(24,197,126)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,105,915
Net Assets, for 51,458,625 shares outstanding		$ 1,089,061,130
Net Asset Value, offering price and redemption price per share ($1,089,061,130 ÷ 51,458,625 shares)		$21.16

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 7,020,922
Special dividend from Granada PLC		2,205,743
Interest		2,283,540
Security lending		244,080
		11,754,285
Less foreign taxes withheld		(810,710)
Total income		10,943,575
Expenses
Management fee	$ 4,105,153
Transfer agent fees	1,518,437
Accounting and security lending fees	290,407
Non-interested trustees' compensation	743
Custodian fees and expenses	252,056
Registration fees	24,093
Audit	24,912
Legal	5,100
Reports to shareholders	64,094
Miscellaneous	8,729
Total expenses before reductions	6,293,724
Expense reductions	(178,455)	6,115,269
Net investment income		4,828,306
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(27,343,776)
Foreign currency transactions	(350,945)
Futures contracts	(926,052)	(28,620,773)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(94,097,627)
Assets and liabilities in foreign currencies	18,324
Futures contracts	150,948	(93,928,355)
Net gain (loss)		(122,549,128)
Net increase (decrease) in net assets resulting from operations		$ (117,720,822)
Other Information
Deferred sales charges withheld by FDC		$ 2,115
Expense reductions
Directed brokerage arrangements		$ 132,795
Custodian credits		2,275
Transfer agent credits		43,385
		$ 178,455

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

International Growth & Income
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 4,828,306	$ 8,587,663
Net realized gain (loss)	(28,620,773)	149,136,263
Change in net unrealized appreciation (depreciation)	(93,928,355)	(61,330,086)
Net increase (decrease) in net assets resulting from operations	(117,720,822)	96,393,840
Distributions to shareholders From net investment income	(13,784,542)	(14,140,690)
In excess of net investment income	(9,635,874)	-
From net realized gain	(122,153,540)	(64,276,865)
Total distributions	(145,573,956)	(78,417,555)
Share transactions Net proceeds from sales of shares	130,103,859	1,130,305,448
Reinvestment of distributions	141,120,273	75,636,074
Cost of shares redeemed	(171,556,762)	(1,051,490,302)
Net increase (decrease) in net assets resulting from share transactions	99,667,370	154,451,220
Redemption fees	104,705	100,992
Total increase (decrease) in net assets	(163,522,703)	172,528,497
Net Assets
Beginning of period	1,252,583,833	1,080,055,336
End of period (including under (over) distribution of net investment income of $(9,635,874) and $20,921,855, respectively)	$ 1,089,061,130	$ 1,252,583,833
Other Information Shares
Sold	5,980,721	38,897,822
Issued in reinvestment of distributions	6,167,844	2,801,337
Redeemed	(7,600,026)	(36,304,525)
Net increase (decrease)	4,548,539	5,394,634

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 26.70	$ 26.02	$ 19.75	$ 20.88	$ 19.09	$ 17.83
Income from Investment Operations
Net investment income	.10 D, H	.18 D, F	.15 D	.34 D	.48 D, E	.54
Net realized and unrealized gain (loss)	(2.47)	2.33	6.84	(.22)	1.97	1.32
Total from investment operations	(2.37)	2.51	6.99	.12	2.45	1.86
Less Distributions From net investment income	(.30)	(.33)	(.09)	(.37)	(.29)	(.60)
In excess of net investment income	(.21)	-	-	-	-	-
From net realized gain	(2.66)	(1.50)	(.63)	(.88)	(.37)	-
Total distributions	(3.17)	(1.83)	(.72)	(1.25)	(.66)	(.60)
Net asset value, end of period	$ 21.16	$ 26.70	$ 26.02	$ 19.75	$ 20.88	$ 19.09
Total Return B, C	(9.77)%	9.57%	36.51%	.55%	13.17%	10.66%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,089,061	$ 1,252,584	$ 1,080,055	$ 817,765	$ 1,067,169	$ 1,007,076
Ratio of expenses to average net assets	1.14% A	1.07%	1.13%	1.17%	1.17%	1.16%
Ratio of expenses to average net assets after expense reductions	1.11% A, G	1.05% G	1.10% G	1.13% G	1.15% G	1.14% G
Ratio of net investment income to average net assets	.88% A	.63%	.69%	1.62%	2.33%	2.76%
Portfolio turnover rate	106% A	104%	94%	143%	70%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F Investment income per share reflects a special dividend which amounted to $.07 per share.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

H Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Diversified International
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Diversified International	-5.58%	-9.66%	82.92%	181.53%
MSCI EAFE	-8.02%	-16.23%	24.00%	87.62%
International Funds Average	-9.48%	-18.18%	33.60%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2001, the index included over 876 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 759 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Diversified International	-9.66%	12.84%	11.71%
MSCI EAFE	-16.23%	4.40%	6.96%
International Funds Average	-18.18%	5.60%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $28,153 - a 181.53% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,762 - an 87.62% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Diversified International

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Bill Bower became Portfolio Manager of Fidelity Diversified International Fund on April 12, 2001.

Q. How did the fund perform, Bill?

A. For the six-month period that ended April 30, 2001, the fund returned -5.58%. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - fell 8.02%. The fund also compares its performance against the Lipper Inc. international funds average, which fell 9.48% during the same time frame. For the 12 months that ended April 30, 2001, the fund declined 9.66%, while the MSCI EAFE index and the international funds average fell 16.23% and 18.18%, respectively.

Q. What factors helped the fund outperform its index and peer group during the past six months?

A. The fund held a significant portion of its assets - nearly 11% - in Canadian stocks that were not part of the MSCI EAFE index, but performed quite well on a relative basis. The fund's Canadian stocks collectively rose more than 11% in value during the past six months. The country's energy and transportation stocks contributed the bulk of the performance. Elsewhere, having holdings in a number of other countries - such as South Africa, Mexico, South Korea and Panama - that each delivered double-digit percentage returns, also enhanced performance relative to the index. Overall, the fund's negative absolute performance was primarily due to extended weakness in the telecommunication services sector. Several of the fund's largest holdings - including Finland's Nokia, Japan-based Nippon Telegraph & Telephone and the U.K.'s Vodafone - were hurt by competitive pricing pressures, slowing product demand and a lack of financing from the capital markets. However, the fund probably held a smaller weighting in these underperforming sectors compared to its Lipper peers, which resulted in better performance.

Q. The former manager of Diversified International ran the fund with a quantitative style. Will that continue or will you take a different approach?

A. I'll manage the fund with the same bottom-up stock selection methodology - using in-depth fundamental research - that I followed in managing Fidelity International Growth & Income. That said, I have access to our quantitative group's research. I understand intuitively how it works, and I'll have the opportunity to factor quantitative research into my decision making as well. The quantitative research used by the previous manager was never used exclusively to manage the fund. It was always used as a tool in conjunction with fundamental security analysis. I expect that process to continue.

Q. Did you implement any new investment strategies after taking over the fund?

A. Yes, I did a number of things. First, I began consolidating the fund to reduce many of the smaller positions that had little impact on performance. Consolidation also will allow me to put more money to work in my favorite stocks. When I took over the fund, it had roughly 550 different stocks. I have winnowed about 100 stocks thus far, but I expect to reduce that number to around 300-350 different names. Shareholders also should expect the cash position in the fund, which was about 18% of net assets at the end of the period, to come down to between 3%-6%. Finally, I think you'll see the fund continue to own stocks in the same industries as before, but perhaps with a higher concentration in some areas. For example, instead of owning every, or nearly every mid-cap pharmaceutical stock in this fund's universe, I want to narrow it down to the best three or four names. Additionally, I began reducing some of the fund's significant underweighting in technology, using the volatility in the sector to opportunistically purchase some leading companies at reasonable valuations. I expect to continue to do more of that repositioning in the future.

Q. What stocks were top performers?

A. Investors rewarded Canadian Pacific for its plan to break up the company into five separate entities, which was announced in February. Once considered a proxy for the Canadian economy, shares of the transport, energy and hotel conglomerate rose 34% during the period. Several Canadian energy stocks also were among the biggest contributors, including Suncor Energy, Alberta Energy and Petro-Canada, all of which had share prices rise more than 31%. Elsewhere in the energy sector, our holdings in Italy-based integrated energy producer Eni S.p.A. and British Energy, a U.K.-based nuclear power generator, performed well on shortages in both oil and electricity.

Q. Which stocks disappointed?

A. On the down side, Furukawa Electric, a Japanese electronic components manufacturer and the fund's largest holding at the start of the period, turned out to be the biggest detractor as investors punished the stock for lower-than-expected earnings. Additional telecommunications holdings that suffered from overall weakness in the sector were China Mobile, France Telecom and Sweden's Ericsson. Shares of Jomed, a Switzerland-based company that manufactures products for vascular intervention, fell sharply - roughly 26% on a single day in April - after the company delayed the roll-out of its much-anticipated next generation coronary stent.

Semiannual Report

Diversified International
Fund Talk: The Manager's Overview - continued

Q. Bill, what's your outlook for international stocks?

A. Right now, the direction of the international equity market in the near term is very unclear. The interest-rate cuts that we've seen recently in various parts of the world should have a positive impact on future growth, but the effectiveness of those cuts may not be seen for some time. In this difficult environment, I'll continue to look for the best companies in the stronger-performing industries. In the near term, I'm going to mitigate some of the risk in the fund until the fundamentals in the market improve. It may be some time before international companies grow earnings at a much faster rate.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth by investing primarily in foreign equity securities that are determined, mainly through fundamental analysis, to be undervalued compared to others in their industries and countries

Fund number: 325

Trading symbol: FDIVX

Start date: December 27, 1991

Size: as of April 31, 2001, more than
$6.5 billion

Manager: Bill Bower, since April 2001; manager, Fidelity International Growth & Income Fund, 1998-2001; international equity analyst, 1996-1998; manager, Fidelity Select Construction & Housing Portfolio, 1994-1996; joined Fidelity in 1994

3

Bill Bower on the technology sector:

"At the end of the period, the most important part of the market was the technology sector, which fell sharply during the past year. From a historical perspective, the current downturn is very similar to past cycles when technology stocks have corrected. To date, the length of the correction is about the same. The magnitude of the correction is in line. The only major difference now is that current valuations - such as price-to-sales and price-to-book evaluations - in most stocks are still 50% higher than where they typically are when share prices drop to such low levels. Going forward, the biggest decisions I have to make in managing the fund are to decide when to increase the fund's weighting in technology, and in what areas.

"It won't be easy. Currently, the sector's fundamentals are generally poor. For example, there's excess capacity in several industries, including electronic components, optical components and networking. Additionally, operating margins, which had been at unsustainably high levels, are coming down. However, the tricky part of analyzing this sector is knowing when to get back into these stocks to experience the fast and furious recoveries that typically occur. For example, April 2001 was one of the market's biggest months - on a percentage gain basis - since 1970. The Standard & Poor's 500 Index, a benchmark of larger companies, increased nearly 8% during the month, while the tech heavy NASDAQ Composite Index rose more than 15%. It's really painful not to participate in this type of upswing in technology.

"Most of the equity mutual fund managers that outperformed their peers during the past five years did so by owning aggressive growth and technology companies. Therefore, the tendency is to run back into these stocks when you believe the sector is poised to recover. At period end though, I still didn't feel that all of the criteria were lined up for that recovery just yet. Still, it's encouraging to know that we're probably closer to the bottom of the sector's downturn than to the top in terms of its fundamentals. What's more, another positive sign for a turnaround is that the U.S. Federal Reserve Board and other central banks around the world are aggressively trying to stimulate the global economy by cutting rates. Historically, that's been a very powerful impetus for the tech sector."

Semiannual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
United States of America	14.7%
United Kingdom	12.0%
Canada	10.9%
Japan	10.4%
France	6.8%
Switzerland	6.4%
Netherlands	6.0%
Germany	5.5%
Sweden	3.2%
Other	24.1%

As of October 31, 2000
Japan	14.7%
United Kingdom	12.0%
United States of America	9.6%
Canada	9.1%
Switzerland	8.4%
France	7.4%
Germany	7.0%
Netherlands	6.5%
Sweden	3.3%
Other	22.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	86.0	91.1
Bonds	1.4	0.1
Short-Term Investments and Net Other Assets	12.6	8.8
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA (France, Oil & Gas)	1.4	1.5
Nestle SA (Reg.) (Switzerland, Food Products)	1.4	1.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.3	0.7
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.3	0.7
Shell Transport & Trading Co. PLC (Reg.) (United Kingdom, Oil & Gas)	1.3	1.6
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Diversified Financials)	0.9	1.1
Nippon Telegraph & Telephone Corp. (Japan, Diversified Telecommunication Services)	0.9	1.6
BNP Paribas SA (France, Banks)	0.9	0.5
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	0.9	0.9
Nomura Securities Co. Ltd. (Japan, Diversified Financials)	0.9	0.4
	11.2
Top Ten Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	20.4
Materials	9.8	4.9
Health Care	9.0	9.9
Energy	8.4	7.4
Consumer Staples	8.3	5.3
Industrials	8.2	9.6
Consumer Discretionary	7.4	11.9
Telecommunication Services	5.5	8.8
Information Technology	4.5	9.4
Utilities	2.2	1.2

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Diversified International

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 82.7%
	Shares	Value (Note 1)
Australia - 2.9%
AMP Ltd.	2,500,000	$ 25,622,500
Austereo Group Ltd.	5,000,000	4,911,833
Australia & New Zealand Banking Group Ltd.	1,800,000	12,922,964
Australian Gas Light Co.	1,535,919	8,303,712
AXA Asia Pacific Holdings Ltd.	4,000,000	5,698,444
BHP Ltd.	600,000	6,616,754
BMCMedia.com Ltd. (a)	4,344,267	411,851
Coca-Cola Amatil Ltd.	1,713,562	4,083,234
Commonwealth Bank of Australia	1,700,000	25,124,399
CSR Ltd.	1,500,000	4,112,411
E*TRADE Australia Ltd. (a)	1,771,800	499,377
F. H. Faulding & Co. Ltd.	1,890,181	10,751,718
ISIS Communications Ltd. (a)(c)	5,196,800	252,995
Lion Nathan Ltd.	1,962,500	4,177,677
National Australia Bank Ltd.	1,100,000	16,967,220
News Corp. Ltd. sponsored ADR	150,000	4,876,500
Securenet Ltd. (a)	2,000,000	2,562,250
Sons of Gwalia NL	1,600,000	6,805,336
Suncorp-Metway Ltd.	500,000	3,202,813
Westpac Banking Corp.	1,250,000	8,378,558
WMC Ltd.	7,000,000	33,755,082
TOTAL AUSTRALIA		190,037,628
Austria - 0.4%
Austria Tabak AG	250,000	16,235,760
Erste Bank der Oesterreichischen Sparkassen AG	45,300	2,468,480
Flughafen Wien AG	36,739	1,274,458
RHI AG	191,013	3,853,674
TOTAL AUSTRIA		23,832,372
Belgium - 0.0%
Delhaize Freres & Compagnie Le Lion SA	38,331	2,035,335
Interbrew SA (strip VVPR) (a)	135,000	2,395
TOTAL BELGIUM		2,037,730
Bermuda - 0.1%
Aquarius Platinum Ltd. (a)	1,380,500	6,154,704
Brierley Investments Ltd.	5,000,000	1,219,382
TOTAL BERMUDA		7,374,086
Brazil - 0.5%
Banco Itau SA (PN)	70,000,000	5,634,379
Companhia de Bebidas das Americas (AmBev) sponsored ADR	433,500	10,577,400
Tele Sudeste Celular Participacoes SA ADR	42,300	803,700
Telebras sponsored ADR (pfd holder)	125,000	6,405,000

	Shares	Value (Note 1)
Telecomunicacoes de Sao Paulo SA sponsored ADR	71,000	$ 958,500
Uniao de Bancos Brasileiros SA (Unibanco) GDR	390,600	9,393,930
TOTAL BRAZIL		33,772,909
Canada - 10.8%
Alberta Energy Co. Ltd.	800,000	39,331,034
Alcan, Inc.	700,000	31,134,899
Anderson Exploration Ltd. (a)	688,000	15,669,942
Barrick Gold Corp.	1,500,000	24,549,359
BCE, Inc.	1,500,000	37,473,157
Brascan Corp. Class A (ltd. vtg.)	1,000,000	16,171,016
CAE, Inc.	389,600	6,376,287
Cameco Corp.	150,000	3,577,471
Canada Life Financial Corp.	800,000	20,959,198
Canadian Imperial Bank of Commerce	500,000	16,219,822
Canadian National Railway Co.	800,000	31,756,361
Canadian Natural Resources Ltd.	1,200,000	37,373,593
Canadian Pacific Ltd.	1,292,200	50,537,659
Canadian Western Bank	200,000	3,091,039
Celestica, Inc. (sub. vtg.) (a)	100,000	5,140,886
Clarica Life Insurance Co.	200,000	5,284,050
Fairfax Financial Holdings Ltd. (a)	102,100	12,132,140
Franco Nevada Mining Corp. Ltd.	2,500,000	29,283,530
Gulf Canada Resources Ltd. (a)	2,300,000	13,171,081
Harrowston, Inc. Class A (a)	1,200,000	3,904,471
Inco Ltd. (a)	300,000	5,485,781
Industrial Alliance Life Insurance Co. (a)	100,000	2,323,160
Kingsway Financial Services, Inc. (a)	500,000	3,644,173
Manulife Financial Corp.	200,000	5,039,370
Methanex Corp. (a)	250,000	2,114,922
Metro, Inc. Class A	285,300	4,232,993
Molson, Inc. Class A	250,000	6,922,301
National Bank of Canada	700,000	12,048,546
Noranda, Inc.	700,000	7,425,002
Norske Skog Canada Ltd. Class A	2,200,000	27,201,145
Onex Corp.	800,000	11,713,412
OZ Optics Ltd. unit (f)	102,000	451,350
PanCanadian Petroleum Ltd.	593,600	18,155,268
Petro-Canada	1,495,000	41,346,717
Power Corp. of Canada	1,000,000	23,329,212
Precision Drilling Corp. (a)	47,600	2,004,732
Rio Alto Exploration Ltd. (a)	450,000	9,019,327
Royal Bank of Canada	400,000	11,179,801
Storm Energy, Inc. (a)	47,600	289,621
Sun Life Financial Services Canada, Inc.	800,000	15,617,882
Suncor Energy, Inc.	1,500,000	42,021,865
Talisman Energy, Inc. (a)	236,200	9,621,995
TimberWest Forest Corp. unit	1,300,000	10,109,325
Toronto Dominion Bank	300,000	7,594,195
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
TransAlta Corp.	300,000	$ 5,407,692
TransCanada Pipelines Ltd.	1,600,000	18,970,521
TOTAL CANADA		706,407,303
Chile - 0.0%
Lan Chile SA sponsored ADR	100,000	925,000
China - 0.3%
CNOOC Ltd. sponsored ADR	724,700	13,885,252
PetroChina Co. Ltd. sponsored ADR	135,400	2,917,870
TOTAL CHINA		16,803,122
Denmark - 1.2%
Carli Gry International AS (Reg.)	189,950	1,681,803
Danske Bank AS	650,000	10,467,238
Novo-Nordisk AS Series B	500,000	19,015,135
Novozymes AS (a)(d)	313,800	6,302,590
Novozymes AS Series B	1,950,000	39,165,236
Topdanmark AS (a)	138,300	3,615,966
TOTAL DENMARK		80,247,968
Finland - 1.6%
Fortum Oyj	2,000,000	8,517,120
KCI Konecranes	200,000	6,387,840
Kemira Oyj	200,000	1,091,256
Kone Oyj (B Shares)	150,000	10,047,540
M-real Oyj (B Shares)	500,000	3,748,420
Metsa Tissue Oyj	701,000	4,913,225
Metso Oyj	720,700	7,289,217
Nokia AB sponsored ADR	1,200,000	41,028,000
Sampo-Leonia Insurance Co. Ltd. (A Shares)	1,500,000	15,703,440
UPM-Kymmene Corp.	250,000	7,840,630
TOTAL FINLAND		106,566,688
France - 6.7%
Aventis SA (France)	350,000	26,915,001
AXA SA de CV	200,000	23,599,520
BNP Paribas SA	657,400	58,441,177
Carbone Lorraine Group	386,381	16,094,330
Christian Dior SA	200,000	8,568,578
CNP Assurances	585,000	18,866,086
Compagnie Generale d'Industrie et de Participations (CGIP)	125,000	5,434,100
Dassault Aviation SA (a)	15,000	3,473,388
Eurotunnel SA unit	3,000,000	3,327,000
France Telecom SA sponsored ADR	50,000	3,632,500
Isis SA	125,000	12,631,510
L'Air Liquide	25,000	3,766,164
L'Oreal SA	40,000	2,911,790
Lafarge SA	150,000	14,412,564
Marine Wendel SA	50,000	3,681,880
Neopost SA (a)	703,300	16,847,130
Pechiney SA Series A	195,300	10,274,920

	Shares	Value (Note 1)
Remy Cointreau SA	104,124	$ 3,562,127
Rhodia SA	1,200,000	15,394,694
Riber SA (d)	294,460	2,416,515
Sanofi-Synthelabo SA	600,000	35,984,832
Schneider Electric SA	50,000	3,413,502
Silicon On Insulator TEChnologies SA (SOITEC) (a)	33,325	591,319
Societe Eurafrance SA	308,500	20,117,038
Societe Generale Class A	215,673	13,910,788
TotalFinaElf SA:
Series B	225,000	33,624,001
sponsored ADR	808,400	60,549,160
Vivendi Environment	300,000	13,137,658
Zodiac SA	24,800	5,896,686
TOTAL FRANCE		441,475,958
Germany - 5.1%
Aachener & Muenchener Beteiligungs AG (AMB)	150,000	17,233,860
Allianz AG (Reg. D)	70,000	20,152,748
Altana AG	250,000	29,943,000
Andrea-Noris Zahn	40,048	906,030
Bayer AG	750,000	31,606,500
Beiersdorf AG	150,000	15,357,432
Buderus AG	400,000	9,351,088
Celanese AG	150,000	3,018,254
Deutsche Bank AG (Reg.)	84,100	6,864,444
Deutsche Lufthansa AG (Reg.)	300,000	5,749,056
Deutsche Post AG (a)	374,000	6,377,442
Deutsche Telekom AG:
(Reg.)	400,000	10,362,496
sponsored ADR	50,000	1,285,500
DIS Deutscher Industrie Service AG	450,000	11,977,200
E.On AG	400,000	20,139,440
Fresenius Medical Care AG sponsored ADR	600,000	14,820,000
Hannover Rueckversicherungs AG	110,000	7,727,335
Heidelberger Druckmaschinen AG	350,000	19,003,824
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	75,000	21,384,625
Nordex AG (a)	230,632	1,841,550
Pfeiffer Vacuum Technology AG	87,500	3,842,685
Rhoen-Klinikum AG	11,200	665,755
RWE AG	200,000	7,807,360
Salzgitter AG	500,000	4,755,392
Schering AG (a)	350,000	17,479,171
Stinnes AG	400,000	9,226,880
Suess MicroTec AG (a)	100,000	3,211,664
Techem AG (a)	900,000	25,032,348
Wella AG	200,000	7,541,200
Winkler & Dunnebier AG	151,661	1,733,051
TOTAL GERMANY		336,397,330
Common Stocks - continued
	Shares	Value (Note 1)
Hong Kong - 0.4%
China Mobile (Hong Kong) Ltd. (a)	1,800,000	$ 9,115,199
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	250,000	6,330,000
Hutchison Whampoa Ltd.	550,000	5,941,391
Jardine Matheson Holdings Ltd.	1,000,000	5,800,000
Techpacific.com Ltd.	1,828,000	45,471
TOTAL HONG KONG		27,232,061
India - 0.0%
rediff.com India Ltd. sponsored ADR	650,000	2,281,500
Indonesia - 0.2%
Gulf Indonesia Resources Ltd. (a)	1,589,700	13,750,905
Ireland - 1.6%
Anglo-Irish Bank Corp. PLC	2,500,000	8,335,575
Bank of Ireland, Inc.	2,535,200	24,314,170
Elan Corp. PLC sponsored ADR (a)	500,000	25,075,000
Independent News & Media PLC (Ireland)	2,000,000	4,489,232
Irish Life & Permanent PLC	1,700,000	18,702,176
Riverdeep Group PLC sponsored ADR (a)	500,000	12,800,000
Ryanair Holdings PLC sponsored ADR (a)	200,000	10,320,000
TOTAL IRELAND		104,036,153
Israel - 0.2%
Fundtech Ltd. (a)	200,000	2,084,000
Taro Pharmaceuticals Industries Ltd. (a)	100,000	4,996,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	150,000	8,167,500
TOTAL ISRAEL		15,247,500
Italy - 2.0%
Alleanza Assicurazioni Spa	1,500,000	19,025,117
Assicurazioni Generali Spa	400,000	12,899,888
Bayerische Vita Spa	100,000	1,051,066
Ducati Motor Holding Spa (a)	4,000,000	6,299,120
ENI Spa sponsored ADR	400,000	27,540,000
Luxottica Group Spa sponsored ADR	855,000	12,713,850
Telecom Italia Mobile Spa	1,200,000	8,240,314
Telecom Italia Spa	1,500,000	16,631,008
Unicredito Italiano Spa	5,974,700	28,072,792
TOTAL ITALY		132,473,155
Japan - 10.4%
Advantest Corp.	50,000	5,810,571
Aeon Credit Service Ltd.	109,600	5,995,361
Air Liquide Japan Ltd.	379,000	1,694,005
Anritsu Corp.	500,000	8,115,116
Asahi Breweries Ltd.	500,000	5,675,251
Canon, Inc. ADR	268,300	10,718,585
Chubu Electric Power Co., Inc.	150,000	2,755,613
Chugokun Electric Power Co. (a)	100,000	1,484,423
Citizen Watch Co. Ltd.	542,000	3,942,774
Credit Saison Co. Ltd.	317,700	6,813,462
Daiichi Pharmaceutical Co. Ltd.	300,000	6,618,392

	Shares	Value (Note 1)
Dainippon Pharmaceutical Co.	500,000	$ 6,827,523
Daiwa Securities Group, Inc.	1,000,000	11,481,721
Fuji Coca-Cola Bottling Co. Ltd.	600,000	4,925,658
Fuji Heavy Industries Ltd.	2,484,000	18,314,297
Fuji Photo Film Co. Ltd.	500,000	20,421,061
Fujikura Ltd.	800,000	6,396,959
Fujisawa Pharmaceutical Co. Ltd.	300,000	6,163,224
Furukawa Electric Co. Ltd.	1,000,000	12,096,813
Heiwa Corp.	52,500	869,730
Hokkaido Coca-Cola Bottling Co. Ltd.	500,000	3,403,510
Hoya Corp.	100,000	6,642,996
Japan Airlines Co. Ltd.	2,000,000	8,037,205
Kansai Electric Power Co., Inc.	108,400	1,732,687
Kao Corp.	1,000,000	25,751,860
Konica Corp. (a)	552,000	3,829,909
Kyocera Corp.	100,000	9,888,999
Kyushu Electric Power Co., Inc. (a)	150,000	2,238,936
Mikasa Coca Cola Bottling Co.	68,700	398,905
Mikuni Coca Cola Bottling Co.	200,000	2,279,942
Mitsui Marine & Fire Insurance Co. Ltd.	2,000,000	11,334,099
NEC Corp.	500,000	9,169,000
Nichicon Corp.	300,000	4,128,499
Nikko Securities Co. Ltd.	5,000,000	43,056,454
Nintendo Co. Ltd.	60,000	9,792,268
Nippon Sheet Glass Co. Ltd.	600,000	5,954,093
Nippon Telegraph & Telephone Corp.	9,218	59,345,162
Nipponkoa Insurance Co. Ltd.	1,844,000	7,168,334
Nissan Fire & Marine Insurance Co.	300,000	1,274,471
Nissan Motor Co. Ltd. (a)	4,037,000	28,042,783
Nomura Securities Co. Ltd.	2,700,000	57,794,063
NTT DoCoMo, Inc.	500	10,415,561
Olympus Optical Co. Ltd.	400,000	6,167,324
Omron Corp.	500,000	9,390,408
ORIX Corp.	75,700	6,698,789
Osaka Gas Co. Ltd.	500,000	1,509,026
Pioneer Corp.	57,000	1,724,965
QP Corp. (a)	104,000	941,632
Ricoh Co. Ltd.	200,000	3,797,169
Rohm Co. Ltd.	50,000	8,939,340
Sanyo Electric Co. Ltd.	2,500,000	15,664,348
Shikoku Coca-Cola Bottling Co. Ltd.	450,000	3,786,508
Shikoku Electric Power Co., Inc.	300,000	4,524,618
Sony Corp.	125,000	9,581,250
Sony Corp. sponsored ADR	325,000	24,911,250
Sumitomo Electric Industries Ltd.	500,000	6,265,739
Sumitomo Marine and Fire Insurance Co. Ltd.	1,000,000	6,183,727
Takeda Chemical Industries Ltd.	597,000	29,180,937
Tanabe Seiyaku Co. Ltd.	165,000	1,485,817
Teikoku Hormone Manufacturing Co. Ltd.	250,000	1,804,270
Terumo Corp.	242,900	4,940,355
Tohoku Electric Power Co., Inc.	250,000	3,553,183
Tokio Marine & Fire Insurance Co. Ltd.	300,000	3,198,479
Tokyo Electric Power Co.	200,000	4,838,725
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Tokyo Gas Co. Ltd.	1,000,000	$ 2,845,827
Tokyo Seimitsu Co. Ltd.	100,000	6,601,990
Toray Industries, Inc.	200,000	910,336
Toyoda Automatic Loom Works Ltd.	800,000	16,205,629
Toyota Motor Corp.	361,600	12,188,470
Uni-Charm Corp	250,000	9,923,488
West Japan Railway Co.	1,000	4,879,731
Yasuda Fire & Marine Insurance Ltd. (a)	1,000,000	6,200,129
Yokogawa Electric Corp.	300,000	3,100,065
TOTAL JAPAN		680,743,799
Korea (South) - 0.7%
Kookmin Bank	635,000	7,521,636
Kookmin Credit Card Co. Ltd.	265,000	7,002,274
Samsung Electronics Co. Ltd.	184,200	32,028,683
TOTAL KOREA (SOUTH)		46,552,593
Luxembourg - 0.4%
Espirito Santo Financial Holding SA ADR	700,000	12,670,000
Gemplus International SA	1,500,000	6,494,304
Quilmes Industrial SA sponsored ADR	350,000	3,269,000
TOTAL LUXEMBOURG		22,433,304
Mexico - 1.1%
Coca-Cola Femsa SA de CV ADR	256,300	4,997,850
Corporacion Geo SA de CV Series B (a)	889,200	724,248
Elamex SA de CV (a)(c)	654,200	1,537,370
Fomento Economico Mexicano SA de CV sponsored ADR	142,900	5,458,780
Grupo Radio Centro SA de CV sponsored ADR	225,000	1,327,500
Grupo Televisa SA de CV sponsored GDR (a)	95,300	3,624,259
Telefonos de Mexico SA de CV Series L sponsored ADR	1,400,000	48,440,000
Transport Maritima Mexicana SA de CV sponsored ADR (a)	364,200	4,716,390
Wal-Mart de Mexico SA de CV Series C	894,000	1,997,841
TOTAL MEXICO		72,824,238
Netherlands - 6.0%
ABN AMRO Holding NV	223,900	4,509,221
Akzo Nobel NV	600,000	24,992,424
De Telegraaf Holding NV (Certificaten Van Aandelen)	650,000	11,533,600
DSM NV (a)	100,000	3,664,136
Elsevier NV	2,100,000	28,747,942
Fugro NV	350,000	22,202,180
Heijmans NV	100,000	2,129,280
Heineken Holding NV (A Shares)	1,000,000	38,415,760
Hunter Douglas NV	750,000	19,895,460
IHC Caland NV	124,618	5,749,177
ING Groep NV (Certificaten Van Aandelen)	895,950	61,182,440

	Shares	Value (Note 1)
Jomed NV	265,820	$ 7,965,562
KLM Royal Dutch Airlines NV	400,000	8,016,001
Koninklijke Ahold NV	1,555,500	48,301,386
Koninklijke Boskalis Westminster NV	350,000	10,324,790
Koninklijke Philips Electronics NV	885,000	25,997,045
Koninklijke Wessanen NV (a)	500,000	6,188,220
New Skies Satellites NV (a)	1,500,000	10,846,020
OPG Groep NV	114,200	3,880,489
Rodamco Asia NV	364,047	4,683,246
Rodamco North America NV	205,263	8,012,811
Smit International NV (Certificaten Van Aandelen)	150,000	3,127,380
STMicroelectronics NV (NY Shares)	250,000	10,112,500
Unilever NV (NY Shares)	250,000	14,030,000
Vendex KBB NV	500,000	7,097,600
TOTAL NETHERLANDS		391,604,670
New Zealand - 0.3%
Contact Energy Ltd.	2,149,800	2,719,177
Fletcher Challenge Forests Ltd. (a)	32,000,000	4,497,248
Frucor Beverages Group Ltd.	4,000,000	3,687,082
Sky City Ltd.	2,176,235	8,455,739
TOTAL NEW ZEALAND		19,359,246
Norway - 2.5%
Bergesen dy ASA (A Shares)	400,000	7,738,730
DnB Holding ASA	8,000,000	35,176,045
Frontline Ltd. (a)	900,000	17,807,873
Norsk Hydro AS	1,000,000	43,640,281
Norske Skogindustrier AS (A Shares)	600,000	9,761,353
Orkla-Borregaard AS	300,000	5,523,738
ProSafe ASA (a)	588,000	9,242,946
Schibsted AS (B Shares)	500,000	5,935,958
Smedvig ASA (A Shares)	900,000	9,893,263
Sparebanken NOR (primary shares certificates)	350,000	9,656,924
Telenor ASA	1,500,000	7,040,705
TOTAL NORWAY		161,417,816
Panama - 0.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	850,000	28,050,000
Panamerican Beverages, Inc. Class A	400,200	7,247,622
TOTAL PANAMA		35,297,622
Poland - 0.0%
Agora SA unit (a)	100,000	1,665,000
Portugal - 0.2%
Electricidade de Portugal SA	1,250,000	3,393,540
Portugal Telecom SA	650,000	6,308,879
TOTAL PORTUGAL		9,702,419
Singapore - 0.2%
Flextronics International Ltd. (a)	200,000	5,378,000
Fraser & Neave Ltd.	723,000	2,897,557
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - continued
Singapore Airlines Ltd.	500,000	$ 3,980,236
Want Want Holdings Ltd.	739,000	894,190
TOTAL SINGAPORE		13,149,983
South Africa - 1.2%
Anglo American Platinum Corp. Ltd.	500,000	22,396,417
De Beers Consolidated Mines Ltd. ADR	150,000	6,252,000
Gold Fields Ltd. (a)	1,086,900	4,740,058
Impala Platinum Holdings Ltd.	250,000	11,975,862
Sappi Ltd.	3,500,000	31,921,115
TOTAL SOUTH AFRICA		77,285,452
Spain - 2.3%
Altadis SA	500,000	6,210,400
Banco Popular Espanol SA (Reg.)	28,000	999,626
Banco Santander Central Hispano SA	481,900	4,788,467
Banco Santander Central Hispano SA ADR	2,850,000	28,044,000
Compania Espanola de Petroleos SA	261,980	3,044,815
Cortefiel SA	1,114,300	17,102,900
Endesa SA	360,000	6,065,254
Grupo Dragados SA	540,100	6,674,932
NH Hoteles SA	976,500	12,986,598
Prosegur Comp Securidad SA	500,000	5,580,488
Telefonica SA sponsored ADR	1,151,000	57,849,260
TOTAL SPAIN		149,346,740
Sweden - 3.2%
Artimplant AB (B Shares) (a)	300,000	2,047,382
AssiDoman AB	214,600	4,728,439
Atlas Copco AB (A Shares)	200,000	4,426,245
Biacore International AB (a)	100,000	3,353,807
Bure Equity AB	1,100,000	3,614,117
Capio AB (a)	550,000	4,021,644
Cardo AB	68,800	1,167,125
Enea Data AB	700,000	818,953
Getinge Industrier AB (B Shares)	400,000	6,551,623
HIQ International AB	531,100	2,438,804
Investor AB (B Shares)	2,400,000	29,365,311
Kinnevik Investment AB (B Shares) (a)	200,000	4,484,742
Kungsleden AB	200,000	1,550,161
Lign Multiwood AB	959,800	655,026
Micronic Laser Systems AB (a)	50,000	994,443
Nobel Biocare AB	623,700	23,714,829
Observer AB (A Shares)	183,333	1,528,222
Ratos AB (B Shares)	200,000	1,696,402
Scandic Hotels AB	646,100	8,944,740
Svenska Cellulosa AB (SCA) (B Shares)	1,800,000	38,783,270
Svenska Handelsbanken AB (A Shares)	2,136,100	31,863,440
Swedish Match Co.	4,738,960	20,744,789

	Shares	Value (Note 1)
Telefonaktiebolaget LM Ericsson AB sponsored ADR	1,500,000	$ 9,645,000
TV 4 AB (A Shares)	105,520	2,417,588
TOTAL SWEDEN		209,556,102
Switzerland - 6.3%
Adecco SA	13,000	7,866,075
Baloise Holdings AG (Reg.)	15,000	14,409,612
Compagnie Financiere Richemont unit	15,500	38,408,344
Disetronic Holding AG (Reg. D)	9,600	7,225,033
Edipresse SA (Bearer)	30,000	8,903,360
Generics Group AG	8,300	2,702,086
Helvetia Patria Holdings (Reg.)	7,000	6,454,215
Inficon Holding AG	86,290	9,199,360
Julius Baer Holding AG	2,000	8,667,089
Nestle SA (Reg.)	43,770	90,602,106
Novartis AG (Reg.)	55,000	85,449,202
PubliGroupe SA (Reg.)	16,220	6,486,878
Roche Holding AG participation certificates	2,000	14,360,629
Schindler Holding AG	3,320	5,184,810
Societe Generale de Surveillance Holding SA (SGS) (Bearer)	5,000	5,647,438
Swiss Life	12,000	8,159,972
Swiss Reinsurance Co. (Reg.)	8,000	15,743,675
Syngenta AG (Switzerland)	400,000	20,261,626
The Swatch Group AG (Reg.)	75,000	17,417,738
UBS AG (Reg. D)	125,000	19,016,885
Unilabs SA	2,923	2,568,763
Zurich Financial Services AG	50,000	17,777,906
TOTAL SWITZERLAND		412,512,802
Taiwan - 0.4%
D-Link Corp.	862,500	1,481,643
Quanta Computer, Inc.	854,000	2,856,187
Siliconware Precision Industries Co. Ltd.	3,438,000	2,675,974
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,674,000	15,698,814
United Microelectronics Corp.	3,652,000	5,829,431
TOTAL TAIWAN		28,542,049
United Kingdom - 12.0%
Allied Domecq PLC	5,400,000	33,073,272
Anglo American PLC	150,000	9,524,021
Antofagasta Holdings PLC	1,800,000	13,188,096
Arriva PLC	1,088,400	4,847,720
AstraZeneca PLC sponsored ADR	600,000	28,512,000
BAA PLC	1,200,000	10,543,608
Bank of Scotland	1,143,216	13,136,615
Barclays PLC	700,000	22,538,250
Bass PLC	1,200,000	13,205,268
Billiton PLC	3,687,800	18,153,712
BP Amoco PLC sponsored ADR	800,000	43,264,000
British Energy PLC	5,000,000	21,965,850
Cable & Wireless PLC	500,000	3,674,093
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Cambridge Antibody Technology Group PLC	150,000	$ 4,078,350
Carlton Communications PLC	1,132,400	6,919,383
Centrica PLC	5,457,000	18,487,729
Cobham PLC	100,000	1,645,650
Diageo PLC	2,000,000	21,035,700
Diageo PLC sponsored ADR	400,000	16,760,000
Electronics Boutique PLC	2,000,000	2,318,220
GlaxoSmithKline PLC sponsored ADR	1,600,000	85,712,000
Guardian IT PLC	314,300	3,663,322
Guinness Peat Group PLC	3,500,000	2,372,629
House of Fraser PLC	2,000,000	2,575,800
HSBC Holdings PLC	650,000	8,534,864
HSBC Holdings PLC (United Kingdom) (Reg.)	1,500,000	19,602,010
Kidde PLC	4,000,000	3,720,600
Lloyds TSB Group PLC	3,979,400	41,370,698
Lonmin PLC	500,000	6,918,885
Northern Rock PLC	300,000	2,354,711
Oxford Glycosciences PLC	125,103	1,826,028
Professional Staff PLC sponsored ADR (a)(c)	800,000	3,760,000
Provident Financial Group PLC	600,000	6,911,730
Reckitt Benckiser PLC	600,000	8,186,751
Rentokil Initial PLC	8,000,000	21,751,200
Ricardo PLC	250,000	1,663,538
Rio Tinto PLC (Reg. D)	1,000,000	20,262,960
Royal Bank of Scotland Group PLC	1,000,000	23,167,890
Safeway PLC	3,500,000	16,127,370
Scottish Radio Holdings PLC	95,300	1,759,228
Shell Transport & Trading Co. PLC (Reg.)	10,000,000	83,483,395
Smith & Nephew PLC	1,500,000	7,072,718
South African Breweries PLC	1,800,000	12,250,840
Standard Chartered PLC	1,000,000	14,166,900
Stanley Leisure PLC	500,000	1,760,130
Taylor Woodrow PLC	1,252,700	3,639,006
Tesco PLC	3,015,148	10,786,692
Vodafone Group PLC	10,000,000	30,340,062
Vodafone Group PLC sponsored ADR	900,000	27,252,000
Volex Group PLC	238,200	2,287,783
Whitbread Holdings PLC	700,000	5,559,435
TOTAL UNITED KINGDOM		787,712,712
United States of America - 0.9%
ASA Ltd.	250,000	4,802,500
Avon Products, Inc.	35,800	1,515,056
Bristol-Myers Squibb Co.	301,700	16,895,200
DENTSPLY International, Inc.	47,400	1,857,132
Hollinger International, Inc. Class A	900,000	14,022,000
Mettler-Toledo International, Inc. (a)	6,600	292,050
OMI Corp. (a)	400,000	2,968,000
Orthofix International NV (a)	627,300	15,738,957

	Shares	Value (Note 1)
Synthes-Stratec, Inc. (d)	2,000	$ 1,192,618
TeraBeam Networks (f)	17,600	17,600
TOTAL UNITED STATES OF AMERICA		59,301,113
TOTAL COMMON STOCKS (Cost $4,998,198,616)		5,419,907,028
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
ITF Optical Technologies, Inc. Series B (f)	19,047	599,981
Metrophotonics, Inc. Series 2 (f)	198,000	831,600
TOTAL CANADA		1,431,581
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.4%
Henkel Kgaa	247,800	15,609,219
Marschollek Lautenschlaeger und Partner AG	50,000	5,434,100
Rhoen-Klinikum AG	25,000	1,401,776
TOTAL GERMANY		22,445,095
TOTAL PREFERRED STOCKS (Cost $22,637,621)		23,876,676
Investment Companies - 2.9%

Australia - 0.0%
First Australia Prime, Inc. Fund	400,000	1,540,000
Brazil - 0.1%
Brazil Fund, Inc.	475,000	7,576,250
Canada - 0.1%
Economic Investment Trust Ltd.	74,648	4,323,337
United Corporations Ltd.	102,530	2,668,836
TOTAL CANADA		6,992,173
Chile - 0.1%
Chile Fund, Inc.	420,000	3,809,400
Five Arrows Chile Investment Trust Ltd.	1,710,000	359,100
TOTAL CHILE		4,168,500
China - 0.1%
China Fund, Inc. (a)	300,000	3,465,000
Jardine Fleming China Region Fund, Inc. (a)	157,127	1,175,310
Templeton China World Fund, Inc.	565,000	4,723,400
TOTAL CHINA		9,363,710
Emerging Markets - 0.1%
Emerging Markets Telecommunications Fund, Inc.	391,227	3,294,131
Templeton Emerging Markets Fund	100,000	821,000
TOTAL EMERGING MARKETS		4,115,131
Investment Companies - continued
	Shares	Value (Note 1)
Hong Kong - 0.0%
Greater China Fund, Inc.	375,000	$ 3,682,500
India - 0.2%
India Fund (a)	800,000	8,136,000
India Growth Fund, Inc.	13,978	118,673
Jardine Fleming India Fund, Inc.	211,693	1,608,867
Morgan Stanley Dean Witter India Investment Fund, Inc.	145,998	1,357,781
TOTAL INDIA		11,221,321
Italy - 0.0%
Italy Fund, Inc.	243,132	2,343,792
Korea (South) - 0.3%
Korea Fund, Inc.	1,625,026	16,981,522
Mexico - 0.3%
Mexico Fund, Inc.	1,026,700	17,536,036
Multi-National - 1.4%
Asia Pacific Fund, Inc. (a)	460,102	3,818,847
Asia Tigers Fund, Inc.	525,000	3,585,750
Blackrock North American Government Income Trust, Inc.	1,000,000	9,980,000
Central European Equity Fund, Inc. (a)	200,000	2,426,000
Dresdner RCM Global Strategic Income Fund	400,000	2,776,000
First Commonwealth Fund, Inc.	275,000	2,431,000
Latin America Equity Fund, Inc.	312,846	4,079,512
Latin American Discovery Fund, Inc.	300,000	3,015,000
MFS Government Markets Income Trust	1,900,000	12,160,000
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	1,143,242	9,683,260
RCM Strategic Global Government Fund, Inc.	100,000	1,033,000
Scudder New Asia Fund, Inc.	264,000	2,521,200
Strategic Global Income Fund, Inc.	640,000	7,084,800
Templeton Dragon Fund, Inc.	1,535,000	12,740,500
Templeton Global Governments Income Trust	650,000	3,757,000
Templeton Global Income Fund, Inc.	2,000,000	12,460,000
TOTAL MULTI-NATIONAL		93,551,869
Singapore - 0.0%
Singapore Fund, Inc. (a)	275,000	1,476,750
Switzerland - 0.1%
Swiss Helvetia Fund, Inc.	400,000	5,120,000
Taiwan - 0.1%
Taiwan Fund, Inc.	490,000	5,733,000
Thailand - 0.0%
Thai Prime Fund (a)	153,400	429,520
TOTAL INVESTMENT COMPANIES (Cost $202,311,603)		191,832,074
Corporate Bonds - 0.2%
Moody's Ratings (unaudited)			Principal Amount (g)	Value (Note 1)
Convertible Bonds - 0.1%
Israel - 0.1%
Tecnomatix Tech Ltd. 5.25% 8/15/04	-		$ 4,121,000	$ 2,678,650
United Kingdom - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (e)	-	GBP	948,000	1,166,666
TOTAL CONVERTIBLE BONDS				3,845,316
Nonconvertible Bonds - 0.1%
France - 0.1%
Eurotunnel Finance Ltd. euro:
0% 4/30/40 (e)	-	EUR	5,306	6,410,321
0% 4/30/40 (e)	-	EUR	200	241,625
TOTAL FRANCE				6,651,946
TOTAL CORPORATE BONDS (Cost $11,772,890)				10,497,262
Government Obligations - 1.2%

United States of America - 1.2%
Freddie Mac:
5.25% 1/15/06	Aaa	EUR	43,750,000	39,127,884
5.75% 9/15/10	Aaa	EUR	43,750,000	39,698,833
TOTAL GOVERNMENT OBLIGATIONS (Cost $82,980,477)				78,826,717
Cash Equivalents - 18.4%
	Shares
Fidelity Cash Central Fund, 4.70% (b)	743,587,723	743,587,723
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	461,764,178	461,764,178
TOTAL CASH EQUIVALENTS (Cost $1,205,351,901)		1,205,351,901
TOTAL INVESTMENT PORTFOLIO - 105.8% (Cost $6,523,253,108)		6,930,291,658
NET OTHER ASSETS - (5.8)%		(377,730,553)
NET ASSETS - 100%		$ 6,552,561,105
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,911,723 or 0.2% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,999,935
Metrophotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
TeraBeam Networks	4/7/00	$ 66,000
(g) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,856,909,243 and $2,451,376,315, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $119,759 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,900,531 or 0.0% of net asset.

The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans. The fund also received as collateral U.S. Treasury obligations valued at $27,044,153.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Artimplant AB (B shares)	$ -	$ 836,472	$ -	$ -
Elamex SA de CV	185,700	13,775	-	1,537,370
Harrowston, Inc. Class A	-	181,371	-	-
ISIS Communications Ltd.	68,840	107,821	-	252,995
Professional Staff PLC Sponsored ADR	-	239,397	-	3,760,000
TOTALS	$ 254,540	$ 1,378,836	$ -	$ 5,550,365
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $6,543,537,836. Net unrealized appreciation aggregated $386,753,822, of which $741,395,260 related to appreciated investment securities and $354,641,438 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $464,740,958) (cost $6,523,253,108) - See accompanying schedule		$ 6,930,291,658
Cash		7,220
Foreign currency held at value (cost $37,321,186)		37,331,562
Receivable for investments sold		240,303,224
Receivable for fund shares sold		9,738,214
Dividends receivable		19,372,155
Interest receivable		5,009,077
Redemption fees receivable		1,211
Other receivables		808,106
Total assets		7,242,862,427
Liabilities
Payable for investments purchased	$ 209,502,782
Payable for fund shares redeemed	11,650,025
Accrued management fee	5,097,998
Other payables and accrued expenses	2,286,339
Collateral on securities loaned, at value	461,764,178
Total liabilities		690,301,322
Net Assets		$ 6,552,561,105
Net Assets consist of:
Paid in capital		$ 6,474,160,471
Distributions in excess of net investment income		(18,592,737)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(310,132,113)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		407,125,484
Net Assets, for 321,018,263 shares outstanding		$ 6,552,561,105
Net Asset Value, offering price and redemption price per share ($6,552,561,105 ÷ 321,018,263 shares)		$20.41

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 59,188,563
Interest		19,513,857
Security lending		1,667,831
		80,370,251
Less foreign taxes withheld		(6,779,011)
Total income		73,591,240
Expenses
Management fee Basic fee	$ 23,927,766
Performance adjustment	3,795,696
Transfer agent fees	8,232,812
Accounting and security lending fees	745,610
Non-interested trustees' compensation	11,515
Custodian fees and expenses	1,070,178
Registration fees	216,612
Audit	48,595
Legal	14,824
Reports to shareholders	329,930
Miscellaneous	17,464
Total expenses before reductions	38,411,002
Expense reductions	(957,994)	37,453,008
Net investment income		36,138,232
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(722,047) on sales of investments in affiliated issuers)	(277,072,812)
Foreign currency transactions	(612,032)	(277,684,844)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(132,665,167)
Assets and liabilities in foreign currencies	541,977	(132,123,190)
Net gain (loss)		(409,808,034)
Net increase (decrease) in net assets resulting from operations		$ (373,669,802)
Other Information
Expense reductions
Directed brokerage arrangements		$ 671,915
Custodian credits		7,514
Transfer agent credits		278,565
		$ 957,994

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Diversified International
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 36,138,232	$ 90,816,292
Net realized gain (loss)	(277,684,844)	301,862,464
Change in net unrealized appreciation (depreciation)	(132,123,190)	(97,181,451)
Net increase (decrease) in net assets resulting from operations	(373,669,802)	295,497,305
Distributions to shareholders From net investment income	(133,917,261)	(44,030,882)
In excess of net investment income	(18,592,737)	-
From net realized gain	(192,198,697)	(123,282,466)
In excess of net realized gain	(32,447,269)	-
Total distributions	(377,155,964)	(167,313,348)
Share transactions Net proceeds from sales of shares	1,578,991,750	5,428,317,406
Reinvestment of distributions	358,091,536	158,001,060
Cost of shares redeemed	(921,683,820)	(3,006,674,649)
Net increase (decrease) in net assets resulting from share transactions	1,015,399,466	2,579,643,817
Redemption fees	318,494	255,120
Total increase (decrease) in net assets	264,892,194	2,708,082,894
Net Assets
Beginning of period	6,287,668,911	3,579,586,017
End of period (including under (over) distribution of net investment income of $(18,592,737) and $150,904,935, respectively)	$ 6,552,561,105	$ 6,287,668,911
Other Information Shares
Sold	74,312,211	221,857,784
Issued in reinvestment of distributions	16,624,465	6,975,761
Redeemed	(43,536,537)	(122,971,213)
Net increase (decrease)	47,400,139	105,862,332

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 22.98	$ 21.34	$ 17.21	$ 16.57	$ 14.38	$ 12.73
Income from Investment Operations Net investment income	.12 D	.39 D, G	.18 D	.26 D	.24 D, E	.15
Net realized and unrealized gain (loss)	(1.33)	2.20	4.65	.98	2.46	2.13
Total from investment operations	(1.21)	2.59	4.83	1.24	2.70	2.28
Less Distributions
From net investment income	(.48)	(.25)	(.23)	(.19)	(.15)	(.22)
In excess of net investment income	(.07)	-	-	-	-	-
From net realized gain	(.69)	(.70)	(.47)	(.41)	(.36)	(.41)
In excess of net realized gain	(.12)	-	-	-	-	-
Total distributions	(1.36)	(.95)	(.70)	(.60)	(.51)	(.63)
Net asset value, end of period	$ 20.41	$ 22.98	$ 21.34	$ 17.21	$ 16.57	$ 14.38
Total Return B, C	(5.58)%	12.20%	29.12%	7.72%	19.30%	18.66%
Ratios and Supplemental Data Net assets, end of period (000 omitted)	$ 6,552,561	$ 6,287,669	$ 3,579,586	$ 1,944,815	$ 1,514,327	$ 665,492
Ratio of expenses to average net assets	1.23% A	1.14%	1.21%	1.22%	1.25%	1.29%
Ratio of expenses to average net assets after expense reductions	1.20% A, F	1.12% F	1.18% F	1.19% F	1.23% F	1.27% F
Ratio of net investment income to average net assets	1.15% A	1.62%	.94%	1.46%	1.49%	1.53%
Portfolio turnover rate	87% A	94%	73%	95%	81%	94%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's class' expenses.

G Investment income per share reflects a special dividend which amounted to $.19 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Aggressive International
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	-10.68%	-25.99%	30.27%	55.18%
MSCI AC World ex-USA	-8.37%	-17.22%	20.75%	34.36%
MSCI EAFE	-8.02%	-16.23%	24.00%	40.06%
International Funds Average	-9.48%	-18.18%	33.60%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country World ex-USA Index - a market capitalization-weighted index that is designed to represent the performance of developed stock and emerging markets, excluding the United States, throughout the world. As of April 30, 2001, the index included over 1,453 equity securities of countries domiciled in 47 countries. You can also compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2001, the index included over 876 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 759 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	-25.99%	5.43%	6.99%
MSCI AC World ex-USA	-17.22%	3.84%	4.65%
MSCI EAFE	-16.23%	4.40%	5.32%
International Funds Average	-18.18%	5.60%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on November 1, 1994, when the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $15,518 - a 55.18% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International All Country World ex-USA Index and the MSCI EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,436 - a 34.36% increase and $14,006 - a 40.06% increase, respectively. Beginning with this report, the fund will compare its performance to that of the MSCI All Country World ex-USA Index rather than the MSCI EAFE index. The MSCI All Country World ex-USA more closely reflects the fund's investment strategy.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Aggressive International

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with
Kevin McCarey,
Portfolio Manager of Fidelity Aggressive International Fund

Q. How did the fund perform, Kevin?

A. For the six-month period that ended April 30, 2001, the fund returned -10.68%. This trailed the international funds average - as measured by Lipper Inc. - which returned -9.48% during the same period, as well as the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which returned -8.02%. Effective March 1, 2001, the fund changed its comparative index to the Morgan Stanley Capital International All Country World ex-USA (MSCI AC World ex-USA), which returned -8.37% during the six-month period. For the 12-month period that ended April 30, 2001, the fund returned -25.99%. The Lipper average returned -18.18%, while the MSCI EAFE index and MSCI AC World ex-USA index returned -16.23% and -17.22%, respectively.

Q. Why does the fund now compare its performance to the MSCI AC World ex-USA benchmark?

A. The MSCI AC World ex-USA index is a market capitalization-weighted index designed to represent the performance of stock markets - excluding the U.S. - throughout the world. The index currently comprises 47 countries - 21 developed markets and 26 emerging markets. In February 2001, shareholders approved a change to the index - against which the fund compares its performance for purposes of the performance fee component of its management contract - from MSCI EAFE to MSCI AC World ex-USA. The old index - the MSCI EAFE - measures the performance of stock markets outside the U.S. and Canada, and does not include emerging markets or non-U.S. countries in the Americas. The MSCI AC World ex-USA - with its inclusion of Canada and emerging markets - is a more appropriate performance benchmark for the fund as it more accurately reflects the fund's investment universe.

Q. What factors led to the fund's underperformance during the six-month period?

A. Quite simply, I held onto the fund's technology, media and telecommunications (TMT) positions for two months too long. For the most part, TMT stocks generally track the NASDAQ ® index in the U.S., and we began to see some early deterioration in the group's fundamentals back in May and June of last year. The real pain, however, didn't come until November and December, when the NASDAQ fell from around 4,000 to 2,500. Unfortunately, I didn't anticipate the severity of the downfall, and by the time I had adopted a more defensive approach in January the damage already had been done.

Q. How did your TMT strategy change as we entered 2001?

A. I basically re-engineered my technology approach and became more selective. Japanese technology stocks were among the hardest hit, so I sold off many of them, including the fund's stake in Furukawa Electric. I also reduced the fund's investments in European software companies such as Dimension Data and Baltimore Technologies - both of which the fund no longer owned at the end of the period - and instead set my sights on cheaper tech companies that I felt could be beneficiaries of secular technology trends. One major theme I played was that of Western companies' outsourcing their manufacturing functions to companies in Taiwan. Companies such as Dell have gradually been turning to such Taiwanese firms as Advanced Semiconductor, Siliconware Precision and Quanta Computer for certain functions, and I added to the fund's position in each.

Q. What types of defensive-oriented investments did you pursue?

A. I moved into three basic areas following the erosion of the TMT sector: cyclical - or economically sensitive - stocks; financials; and food and drug companies. Overall, this strategy worked well. On the cyclical side, I gravitated to several retail chains in the United Kingdom, including department store Marks & Spencer and do-it-yourself retailer Kingfisher. I increased the fund's exposure to finance stocks during the period, and several bank holdings fared well, including Credit Suisse, Bank of Ireland and Puerto Rico's Banco Popular. The fund's food and drug stock positions included U.K. pharmaceutical giant GlaxoSmithKline, Swedish tobacco company Swedish Match and Japanese food and beverage distributor Yakult Honsha. The fund had sold off its stake in Marks & Spencer by April 30.

Q. What was the story in Japan during this six-month stretch?

A. For most of the period, it was the same story we've seen for the past decade in Japan - a troubled economy and a government unwilling to take the steps necessary to turn things around. The situation was compounded by the struggling technology sector - which hurt Japan's export business - and difficult pricing pressures. We did see a slight glimmer of hope toward the end of the period, however, as Japan elected a new prime minister who seemed willing to roll up his sleeves and take those necessary restructuring steps. The way I looked at the situation was that the market had become so depressed, it could only improve from this point on. By the end of April, I had increased the fund's exposure to Japan. In fact, our two biggest positions at the end of the period were Nikko Securities - a Japanese brokerage partly owned by Citigroup - and diversified conglomerate Hitachi. Nikko's management team had done a great job of turning the company around and cutting costs, and I felt the firm was in a good position to benefit from any upswings in consumer confidence. Hitachi, on the other hand, makes a terrific data storage product that was giving U.S.-based EMC a run for its money.

Q. Were there any interesting emerging-markets opportunities?

A. Not many, really, aside from my outsourcing play in Taiwan. Emerging markets tend to perform well when economic fundamentals are improving, and that was not the case during this particular period. The fund did own a stake in Korean regional bank Kookmin Bank, as well as several regional banks in Brazil and Mexico.

Semiannual Report

Aggressive International
Fund Talk: The Manager's Overview - continued

Q. Which individual stocks performed well during the period? Which proved disappointing?

A. The fund's best performer during the period was Castorama Dubois, a France-based do-it-yourself retail chain that benefited from positive home improvement trends. Other good performers during the period included Taiwanese brokerage company Yuanta Securities, TietoEnator - a Scandinavian information technology services company - and Paris Miki, a Japanese eyewear retailer. In terms of laggards, the fund's position in Canada's Nortel Networks suffered as demand for telecom equipment slowed dramatically. Slow demand also hampered the fund's investments in Swedish telecom giant Ericsson and Web-hosting company Integra, based in France. As of April 30, the fund no longer held positions in Castorama Dubois, TietoEnator, and Nortel Networks.

Q. What's your outlook?

A. As the period ended, it appeared as though central banks throughout Europe were poised to cut short-term interest rates to stimulate growth. At some point in the next six months, we should see economies begin to stabilize. Also, since the U.S. is such an instrumental driver of the world economy, its move to cut taxes could have a positive ripple effect. As such, cyclically oriented industries such as paper and steel could get a nice boost. Within the TMT area, my challenge will be to recognize the companies that can rebound, and to stay away from the ones that could remain in a malaise. Given the depressed market levels in Japan, I'll be looking for signs that the government is taking the right steps to get that economy moving again.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Fund number: 335

Trading symbol: FIVFX

Start date: November 1, 1994

Size: as of April 30, 2001, more than $281 million

Manager: Kevin McCarey, since 1999; manager, Fidelity Europe Capital Appreciation Fund, 1993-
1999; several Fidelity Select Portfolios, 1986-
1990; joined Fidelity in 1985

3

Kevin McCarey on managing an aggressive international fund in a volatile market:

"When I last wrote to shareholders six months ago, I said my biggest challenge going forward would be to maintain enough exposure to aggressive growth stocks so that when the market did turn around, the fund could take advantage. What I should have said is that I wouldn't take any risks for the next six months because the markets were going to decline, that I'm going to be defensive and I'm going to have a lot of cash on hand.

"Of course, hindsight is 20-20. And I'm certainly not capable of predicting an 8% market decline. Instead, I stuck to my guns for as long as I could - holding TMT stocks well into November and December - and this hurt the fund. After I took on a more defensive strategy, however, the fund's performance showed marked improvement.

"One strategy that helped was my focus on finding smaller- and medium-sized companies, particularly those with market capitalizations between $1 billion and $3 billion. Specifically, I looked for companies in which the management team had significant financial stakes and whose top priority would be delivering the best results to their shareholders. I felt these types of companies would be more apt to focus on one or two areas of business, rather than being distracted by multiple lines of business. I also looked for companies that were gaining market share in their chosen industries, as well as those that had good cash flows to finance any growth initiatives.

"A great example of this strategy was Swedish Match, a leading tobacco company based in Sweden. Others included Neopost, a French firm that makes equipment that allows businesses to put stamps on packages and envelopes in an organized fashion, and Tandberg ASA, a Norwegian company specializing in televideo conferencing.

"As a manager of an aggressive international fund, I can't ignore the TMT sector no matter how bad the fundamentals get. But I can change my investing philosophy. For the past two years, TMT exposure has been the main determinant of the fund's success. From March 1999 to March 2000, it paid to be aggressive and own a lot of TMT names. From March 2000 to March 2001, you won if you had cut back significantly on TMT. From March 2001 to March 2002, the key will be picking the right TMT sectors and the stocks within those sectors."

Semiannual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Japan	22.2%
United Kingdom	17.6%
Taiwan	8.3%
France	7.4%
United States of America	7.2%
Germany	4.7%
Sweden	4.5%
Netherlands	3.2%
Korea (South)	3.2%
Other	21.7%

As of October 31, 2000
Japan	17.8%
United Kingdom	14.2%
Germany	9.2%
France	8.6%
Hong Kong	6.5%
Netherlands	6.3%
Switzerland	6.3%
Canada	5.5%
Taiwan	3.9%
Other	21.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.8	97.5
Short-Term Investments and Net Other Assets	7.2	2.5
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Nikko Securities Co. Ltd. (Japan, Diversified Financials)	3.8	4.0
Hitachi Ltd. (Japan, Electronic Equipment & Instruments)	2.1	0.0
Yuanta Securities Co. Ltd. (Taiwan, Diversified Financials)	2.1	0.0
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.1	0.0
Telefonaktiebolaget LM Ericsson AB (B Shares) (Sweden, Communications Equipment)	2.1	2.5
Credit Suisse Group (Reg.) (Switzerland, Banks)	2.0	2.6
Siliconware Precision Industries Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	1.8	0.0
Kingfisher PLC (United Kingdom, Multiline Retail)	1.8	0.0
Grupo Televisa SA de CV sponsored GDR (Mexico, Media)	1.7	0.0
TotalFinaElf SA Series B (France, Oil & Gas)	1.7	0.0
	21.2
Top Ten Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.0	23.6
Information Technology	20.4	25.9
Consumer Discretionary	16.9	18.1
Consumer Staples	9.0	9.6
Health Care	5.7	1.5
Energy	4.2	3.4
Industrials	3.6	9.3
Telecommunication Services	3.2	6.1
Materials	0.8	0.0
Utilities	0.0	0.0

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Aggressive International

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.4%
	Shares	Value (Note 1)
Australia - 0.9%
News Corp. Ltd. sponsored ADR	62,200	$ 2,388,480
Brazil - 1.7%
Uniao de Bancos Brasileiros SA (Unibanco) GDR	197,700	4,754,685
Canada - 2.5%
Precision Drilling Corp. (a)	81,800	3,445,107
Suncor Energy, Inc.	125,600	3,518,631
TOTAL CANADA		6,963,738
Finland - 0.3%
Sonera Corp.	81,500	901,666
France - 7.4%
ActivCard SA (a)	175,600	2,247,680
BNP Paribas SA	45,100	4,009,275
Credit Lyonnais SA	35,000	1,350,141
Neopost SA (a)	143,100	3,427,875
NRJ Group	95,300	2,473,938
Pechiney SA Series A	19,800	1,041,697
Pernod-Ricard	19,200	1,331,226
TotalFinaElf SA Series B	33,000	4,931,520
TOTAL FRANCE		20,813,352
Germany - 2.3%
Deutsche Boerse AG	9,473	3,038,207
Deutsche Lufthansa AG (Reg.)	133,600	2,560,246
Preussag AG	26,300	882,934
TOTAL GERMANY		6,481,387
Greece - 0.3%
Cosmote Mobile Telecommunications SA	105,940	919,222
Hong Kong - 2.9%
ASM Pacific Technology Ltd.	1,202,000	2,057,507
Hong Kong Exchanges & Clearing Ltd.	1,642,000	2,936,993
Johnson Electric Holdings Ltd.	877,000	1,647,376
Television Broadcasts Ltd.	310,000	1,566,078
TOTAL HONG KONG		8,207,954
Ireland - 2.7%
Bank of Ireland, Inc.	495,000	4,747,363
Elan Corp. PLC sponsored ADR (a)	55,200	2,768,280
TOTAL IRELAND		7,515,643
Italy - 3.0%
Banca Nazionale del Lavoro (BNL)	714,500	2,272,547
Luxottica Group Spa sponsored ADR	227,000	3,375,490
Telecom Italia Spa	256,400	2,842,794
TOTAL ITALY		8,490,831
Japan - 22.2%
Alps Electric Co. Ltd.	136,000	1,641,821
Daiwa Securities Group, Inc.	376,000	4,317,127
Fast Retailing Co. Ltd.	6,500	1,421,724

	Shares	Value (Note 1)
Fuji Heavy Industries Ltd.	414,000	$ 3,052,383
Hitachi Ltd.	606,000	5,975,160
JAFCO Co. Ltd.	27,300	3,264,368
Kyocera Corp.	6,200	613,118
Mizuho Holdings, Inc.	475	2,964,539
Nidec Corp.	62,800	3,301,388
Nikko Securities Co. Ltd.	1,249,000	10,755,503
Nintendo Co. Ltd.	17,400	2,839,758
Paris Miki, Inc. (a)	121,840	3,996,950
Seven Eleven Japan Co. Ltd.	29,000	1,429,392
Shinko Electric Industries Co.Ltd. (a)	194,700	4,502,918
Sumitomo Mitsui Banking Corp.	295,000	2,791,945
Sumitomo Trust & Banking Ltd.	12,000	82,570
TDK Corp.	45,800	2,696,925
Trans Cosmos, Inc.	34,800	1,678,168
Watami Food Service Co. Ltd.	22,520	917,918
Yakult Honsha Co. Ltd.	354,000	4,290,982
TOTAL JAPAN		62,534,657
Korea (South) - 3.2%
Kookmin Bank	386,900	4,582,867
Kookmin Credit Card Co. Ltd.	142,800	3,773,301
SK Telecom Co. Ltd.	3,100	533,143
TOTAL KOREA (SOUTH)		8,889,311
Mexico - 2.7%
Banacci SA de CV Series O	1,474,000	2,686,522
Grupo Televisa SA de CV sponsored GDR (a)	129,900	4,940,097
TOTAL MEXICO		7,626,619
Netherlands - 3.2%
ASM Lithography Holding NV (NY Shares) (a)	66,700	1,805,569
Hunter Douglas NV	20,957	555,932
Koninklijke Ahold NV	134,332	4,171,277
Vendex KBB NV	172,100	2,442,994
TOTAL NETHERLANDS		8,975,772
Norway - 0.8%
Tandberg ASA (a)	179,700	2,212,397
Singapore - 0.9%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	83,000	2,655,170
Spain - 0.8%
Banco Popular Espanol SA (Reg.)	66,800	2,384,822
Sweden - 4.5%
Electrolux AB (B Shares)	192,500	3,181,120
Swedish Match Co.	867,000	3,795,291
Telefonaktiebolaget LM Ericsson AB (B Shares)	896,200	5,771,528
TOTAL SWEDEN		12,747,939
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - 2.2%
Credit Suisse Group (Reg.)	30,740	$ 5,730,646
The Swatch Group AG (Bearer)	537	594,466
TOTAL SWITZERLAND		6,325,112
Taiwan - 8.3%
Acer, Inc.	1,860,000	1,204,561
Advanced Semiconductor Engineering, Inc.	5,658,000	4,403,916
Fubon Securities Co. Ltd.	5,331,000	2,641,998
Mosel Vitelic, Inc.	1,657,000	1,188,969
Polaris Securities Co. Ltd. (a)	2,011,000	917,148
Quanta Computer, Inc.	615,000	2,056,856
Siliconware Precision Industries Co. Ltd.	6,639,000	5,167,478
Yuanta Securities Co. Ltd.	7,787,000	5,918,972
TOTAL TAIWAN		23,499,898
United Kingdom - 17.6%
3i Group PLC	46,100	829,891
Amdocs Ltd. (a)	55,500	3,268,950
Amvescap PLC	86,400	1,609,772
Autonomy Corp. PLC (a)	477,000	4,034,089
Boots Co. PLC	318,700	2,816,169
Carlton Communications PLC	457,300	2,794,272
GlaxoSmithKline PLC (a)	219,300	5,873,951
Hilton Group PLC	905,600	2,880,168
J.D. Wetherspoon PLC	228,600	1,265,980
Kingfisher PLC	785,900	5,060,803
Lloyds TSB Group PLC	308,500	3,207,232
Shire Pharmaceuticals Group PLC sponsored ADR (a)	80,600	4,021,940
Signet Group PLC	2,714,200	2,932,435
Somerfield PLC	2,012,000	2,742,411
Vodafone Group PLC	1,268,100	3,847,423
W.H. Smith PLC	177,800	1,250,532
Whitbread Holdings PLC	134,100	1,065,029
TOTAL UNITED KINGDOM		49,501,047
United States of America - 0.0%
Reliant Resources, Inc.	1,000	30,000
TOTAL COMMON STOCKS (Cost $251,060,470)		254,819,702
Nonconvertible Preferred Stocks - 2.4%

Germany - 2.4%
Henkel Kgaa	18,900	1,190,534
SAP AG	4,900	789,880
Wella AG	111,700	4,608,161
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,986,259)		6,588,575
Cash Equivalents - 23.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.70% (b)	33,148,691	$ 33,148,691
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	32,584,652	32,584,652
TOTAL CASH EQUIVALENTS (Cost $65,733,343)		65,733,343
TOTAL INVESTMENT PORTFOLIO - 116.1% (Cost $321,780,072)		327,141,620
NET OTHER ASSETS - (16.1)%		(45,366,635)
NET ASSETS - 100%		$ 281,774,985
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $437,614,872 and $581,291,830, respectively.
The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $8,008,000. The weighted average interest rate was 6.17%. Interest expense includes $5,487 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $7,484,000. The weighted average interest rate was 6.75%. Interest expense includes $5,613 paid under the bank borrowing program.

Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $323,869,664. Net unrealized appreciation aggregated $3,271,956, of which $18,325,682 related to appreciated investment securities and $15,053,726 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $30,955,321) (cost $321,780,072) - See accompanying schedule		$ 327,141,620
Foreign currency held at value (cost $624,592)		624,684
Receivable for investments sold		4,810,476
Receivable for fund shares sold		82,812
Dividends receivable		1,242,315
Interest receivable		51,966
Redemption fees receivable		5
Other receivables		31,936
Total assets		333,985,814
Liabilities
Payable for investments purchased	$ 18,906,893
Payable for fund shares redeemed	501,754
Accrued management fee	137,621
Other payables and accrued expenses	79,909
Collateral on securities loaned, at value	32,584,652
Total liabilities		52,210,829
Net Assets		$ 281,774,985
Net Assets consist of:
Paid in capital		$ 347,219,082
Distributions in excess of net investment income		(53,202)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(70,592,392)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,201,497
Net Assets, for 22,028,405 shares outstanding		$ 281,774,985
Net Asset Value, offering price and redemption price per share ($281,774,985 ÷ 22,028,405 shares)		$12.79

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 1,739,390
Interest		426,670
Security lending		81,492
		2,247,552
Less foreign taxes withheld		(280,949)
Total income		1,966,603
Expenses
Management fee Basic fee	$ 1,235,535
Performance adjustment	(197,481)
Transfer agent fees	462,387
Accounting and security lending fees	102,378
Non-interested trustees' compensation	708
Custodian fees and expenses	119,928
Registration fees	18,318
Audit	16,529
Legal	986
Interest	11,100
Reports to shareholders	20,853
Miscellaneous	2,820
Total expenses before reductions	1,794,061
Expense reductions	(132,042)	1,662,019
Net investment income		304,584
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(59,474,299)
Foreign currency transactions	(292,933)	(59,767,232)
Change in net unrealized appreciation (depreciation) on:
Investment securities	16,944,735
Assets and liabilities in foreign currencies	(96,648)	16,848,087
Net gain (loss)		(42,919,145)
Net increase (decrease) in net assets resulting from operations		$ (42,614,561)
Other Information
Expense reductions
Directed brokerage arrangements		$ 128,879
Transfer agent credits		3,163
		$ 132,042

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 304,584	$ 794,024
Net realized gain (loss)	(59,767,232)	62,278,864
Change in net unrealized appreciation (depreciation)	16,848,087	(98,634,434)
Net increase (decrease) in net assets resulting from operations	(42,614,561)	(35,561,546)
Distributions to shareholders From net investment income	(547,459)	(2,527,179)
From net realized gain	(8,335,609)	(28,430,654)
In excess of net realized gain	(10,825,160)	-
Total distributions	(19,708,228)	(30,957,833)
Share transactions Net proceeds from sales of shares	26,277,851	1,555,838,319
Reinvestment of distributions	18,729,966	29,282,792
Cost of shares redeemed	(160,230,756)	(1,595,548,556)
Net increase (decrease) in net assets resulting from share transactions	(115,222,939)	(10,427,445)
Redemption fees	98,426	228,607
Total increase (decrease) in net assets	(177,447,302)	(76,718,217)
Net Assets
Beginning of period	459,222,287	535,940,504
End of period (including under (over) distribution of net investment income of $(53,202) and $16,468,989, respectively)	$ 281,774,985	$ 459,222,287
Other Information Shares
Sold	1,973,952	81,409,975
Issued in reinvestment of distributions	1,383,306	1,629,538
Redeemed	(11,783,394)	(84,708,103)
Net increase (decrease)	(8,426,136)	(1,668,590)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 15.08	$ 16.68	$ 12.36	$ 12.47	$ 11.33	$ 10.63
Income from Investment Operations
Net investment income	.01 D	.02 D	.11 D	.09 D	.13 D	.16 E
Net realized and unrealized gain (loss)	(1.58)	(.65)	4.26	.14	1.33	.85
Total from investment operations	(1.57)	(.63)	4.37	.23	1.46	1.01
Less Distributions
From net investment income	(.02)	(.08)	(.05)	(.06)	(.10)	(.01)
From net realized gain	(.30)	(.90)	-	(.28)	(.22)	(.30)
In excess of net realized gain	(.40)	-	-	-	-	-
Total distributions	(.72)	(.98)	(.05)	(.34)	(.32)	(.31)
Redemption fees added to paid in capital	.00	.01	-	-	-	-
Net asset value, end of period	$ 12.79	$ 15.08	$ 16.68	$ 12.36	$ 12.47	$ 11.33
Total Return B, C	(10.68)%	(4.66)%	35.47%	1.95%	13.20%	9.64%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 281,775	$ 459,222	$ 535,941	$ 408,755	$ 402,747	$ 270,865
Ratio of expenses to average net assets	1.08% A	1.21%	1.21%	1.23%	1.30%	1.28%
Ratio of expenses to average net assets after expense reductions	1.00% A, F	1.16% F	1.14% F	1.21% F	1.28% F	1.26% F
Ratio of net investment income to average net assets	.18% A	.12%	.75%	.71%	1.03%	1.74%
Portfolio turnover rate	278% A	344%	173%	137%	86%	71%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Overseas
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	-7.71%	-17.14%	48.75%	126.64%
MSCI EAFE	-8.02%	-16.23%	24.00%	89.35%
International Funds Average	-9.48%	-18.18%	33.60%	115.06%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2001, the index included over 876 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 759 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	-17.14%	8.27%	8.53%
MSCI EAFE	-16.23%	4.40%	6.59%
International Funds Average	-18.18%	5.60%	7.67%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on April 30, 1991. As the chart shows, by April 30, 2001, the value of the investment would have grown to $22,664 - a 126.64% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,935 - an 89.35% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Overseas

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Rick Mace, Portfolio Manager of Fidelity Overseas Fund

Q. How did the fund perform, Rick?

A. For the six months that ended April 30, 2001, the fund fell 7.71%. The Morgan Stanley Capital International EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - declined 8.02% during that time frame, while the international funds average as tracked by Lipper Inc. returned -9.48%. For the 12 months that ended April 30, 2001, the fund returned -17.14%, while the MSCI EAFE index and Lipper average returned -16.23% and -18.18%, respectively.

Q. What factors helped the fund outperform its index and peer group during the past six months?

A. Relatively good stock selection in the telecommunication services, information technology and financial sectors was the difference. Our overweighting of telecom stocks hurt the fund's performance on an absolute basis, but our mix of stocks in the sector outperformed those in the index. The same was true in technology, where we emphasized semiconductor stocks - such as Samsung Electronics in South Korea and U.S.-based Micron Technology - that rebounded from weakness in 2000. Turning to financials, our overweighted positions in Japan's Nomura Securities and Nikko Securities did relatively well compared to other financials.

Q. What other strategies did you pursue during the period?

A. Given the poor market environment, it was difficult to find great investment ideas. However, I did a number of things. I continued to consolidate the portfolio, reducing the number of names in the fund to focus on my favorite securities. This consolidation freed up a lot of cash in the fund, which I used to purchase futures contracts as a way of keeping the fund fully invested and diversified. Additionally, the fund's positioning in Japan relative to the MSCI EAFE index moved to a substantial overweighting, from an underweighting six months ago. As I have said in the past, country positioning versus the index is a function of our bottom-up security selection process, and not a bet on an individual country. Elsewhere, I sold our positions in oil tanker stocks - such as Teekay Shipping, based in the Marshall Islands, and U.S.-based Overseas Shipholding - because I felt the supply and demand fundamentals of oil grew less favorable, and I believed these stocks had reached their upside potential.

Q. Can you elaborate on your decision to use futures contracts, which made up about 7% of the fund's net assets at period end?

A. Sure. It's pretty unusual, but nonetheless it was an effective strategy. As I mentioned, I had difficulty finding great investment ideas, not because I hadn't done extensive research, but because there were very few international stocks with attractive valuations and bright prospects. What I've tried to do is use futures - an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date - in a diversified, balanced way to keep the fund fully invested.

Q. What happened in the Japanese markets to cause you to look for more compelling opportunities in that country?

A. Basically, many Japanese stocks hit historically low valuations and we decided to buy them. Our team of international analysts has been doing a lot of historical valuation work, looking at past market corrections and economic slowdowns to determine a number of patterns, such as where stocks typically trough - or reach a price bottom in their valuation. For example, energy stocks historically trough somewhere below the marginal cost of production. Our overweighting in Japan is partially a result of this valuation work. We believe that a lot of stocks have hit their valuation "buy" prices. The overweighting also is a result of my intention to make the fund more concentrated, and many of the best investment opportunities I found were in Japan. Two years ago, the fund might have held 60-80 Japanese stocks. It now has roughly 30-35 Japanese names. I may be early in owning our Japanese stocks, as many of them are still going to be susceptible to the same economic and market cycles that the rest of the world experiences. However, I believe it is important to own them now because our analysis shows that the earliest part of a recovery offers substantial upside that can be quick and dramatic, and I don't want to miss out on it. At the same time, I feel there's little downside in these holdings because we've determined that they have reached their valuation troughs.

Q. Conversely, what did you find less attractive about U.K. companies?

A. The biggest sectors in the U.K. are telecommunications, pharmaceuticals, energy and banks. In each of these sectors, I've underweighted U.K. stocks because I've found better companies with more attractive valuations to own elsewhere in the world. For example, the fund owns TotalFinaElf (France), but not BP Amoco in the energy sector, and Sanofi-Synthelabo (France), instead of AstaZeneca Group in pharmaceuticals. And the same thing is true of banking and telecom stocks.

Q. The last time you addressed shareholders, you mentioned that you were paring back the fund's telecommunications stocks. Did your sentiment toward that sector change at all?

A. Unfortunately, it did. One mistake I made was to buy back some telecommunications stocks after they had suffered sharp initial declines, hoping their valuations would stabilize. I should have learned from my past experiences, recognizing that when corporate earnings estimates begin getting slashed, the market typically prices the stock down roughly 10% initially. Then the stocks adjust another 10%-20% or so lower as investors price the stocks at huge discounts to their lowered earnings projections because most want to pay a lower price/earnings multiple for them. That's been a painful lesson to relearn.

Q. What were some of the fund's top-performing stocks? Which disappointed?

A. Top contributor Samsung Electronics benefited from its cheap valuation. Shares of Canadian energy producer Talisman were helped by the upswing in energy prices and rose roughly 29%. The fund's biggest detractors were Finland's Nokia, the U.K.'s Vodafone and Sweden's Ericsson. These three companies in the telecom area generally suffered from a slowdown in corporate capital spending on telecom equipment, massive restructuring costs and increased competitive pricing pressures.

Semiannual Report

Overseas
Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next six months, Rick?

A. I expect to continue to see volatile international equity markets, as various sectors vie for market leadership and global economies continue to struggle. While this market environment is challenging, it can provide rare opportunities to own very good companies at very cheap prices. Along with Fidelity's international research staff, I will be looking to identify these companies while keeping an eye on the corporate earnings front. The future performance of overseas stocks should be closely tied to an improvement in corporate earnings.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Fund number: 094

Trading symbol: FOSFX

Start date: December 4, 1984

Size: as of April 30, 2001, more than $4.2 billion

Manager: Richard Mace, since 1996; manager, Fidelity Worldwide Fund, since April 2001; Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-
1999; Group Leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Rick Mace on international investing:

"The decade of the 1990s produced the greatest and most protracted bull market in U.S. stock market history. Against a backdrop of a strengthening domestic economy and rising corporate profits, the major U.S. market averages marched to record highs during the period. In this environment, it was easy to get caught up in the exuberance for investing in U.S. businesses and to overlook the fact that more than half of the world's investment opportunities still existed outside our borders. In fact, investing outside the U.S. historically has been a profitable experience. While the 1990s saw superior returns for the Standard & Poor's 500 Index versus the Morgan Stanley Capital International (MSCI) EAFE Index, the opposite was true during the 1970s and 1980s. In those decades, the MSCI EAFE handily outperformed the S&P 500 index. Moreover, the MSCI EAFE index outperformed the S&P index in 16 of the 30 years between 1969 and 1999. While no one can predict with certainty what this relationship between U.S. and international markets will look like during the next decade, I believe this historical comparison provides a compelling argument for U.S. investors to maintain some exposure to international securities in their investment portfolios.

"One major factor driving the performance of international stocks today is the increasing evidence that industry factors are becoming significantly more important than a company's geographic base in determining investment returns. Essentially, the country where a company has its headquarters has become less important than ever before, while the industry a company belongs to has become an increasingly important factor in influencing a stock's price. At Fidelity, we believe that the trends favoring industry factors will persist and strengthen, given the increasing geographical integration of various markets. Accordingly, we believe that it would be unwise for most investors to limit their investments to companies based only in the U.S. because, as industries become more global, the most attractive companies in that industry may not necessarily be based here. There are many examples of industries where stocks of foreign-based companies have substantially outperformed their U.S. competitors during the past five years. For example, while one would have profited from investing in most telecommunications equipment manufacturers, an investment in Finland-based Nokia or Sweden's Ericsson would have far outperformed a similar investment in U.S. competitor Motorola. The same could be said of an investment in French oil company TotalFinaElf versus Exxon Mobil, or automaker Porsche rather than Ford Motor. Just as U.S. consumers often pay little attention to a particular brand's country of origin, the same should also apply to investing."

Semiannual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Japan	25.9%
United States of America	12.2%
France	11.8%
United Kingdom	11.7%
Germany	6.7%
Netherlands	6.5%
Switzerland	6.1%
Spain	2.5%
Australia	2.3%
Other	14.3%

As of October 31, 2000
Japan	23.4%
United Kingdom	14.5%
France	10.4%
United States of America	10.3%
Finland	7.1%
Switzerland	6.2%
Netherlands	5.6%
Korea (South)	2.8%
Spain	2.5%
Other	17.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	90.2	93.0
Bonds	0.0	0.2
Short-Term Investments and Net Other Assets	9.8	6.8
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Series B (France, Oil & Gas)	3.9	3.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.0	3.7
Nikko Securities Co. Ltd. (Japan, Diversified Financials)	2.6	1.9
Nomura Securities Co. Ltd. (Japan, Diversified Financials)	2.5	2.0
Sony Corp. (Japan, Household Durables)	2.4	2.2
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.1	1.5
Nestle SA (Reg.) (Switzerland, Food Products)	2.0	2.1
Lloyds TSB Group PLC (United Kingdom, Banks)	1.8	0.9
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	1.6	0.5
Telefonica SA (Spain, Diversified Telecommunication Services)	1.5	1.5
	23.4
Top Ten Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	19.3
Information Technology	12.7	16.6
Telecommunication Services	10.9	14.5
Consumer Discretionary	10.6	12.7
Health Care	8.6	7.3
Energy	7.0	6.7
Consumer Staples	4.1	4.4
Materials	3.0	4.5
Industrials	2.5	5.8
Utilities	0.8	1.0

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Overseas

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 81.6%
	Shares	Value (Note 1)
Australia - 2.3%
BHP Ltd.	1,668,386	$ 18,398,834
Cable & Wireless Optus Ltd. (a)	7,443,500	13,541,197
News Corp. Ltd.	1,474,351	14,035,820
News Corp. Ltd. sponsored ADR	1,146,700	37,279,217
WMC Ltd.	2,997,300	14,453,444
TOTAL AUSTRALIA		97,708,512
Canada - 2.0%
Canadian Natural Resources Ltd.	493,600	15,373,004
Nortel Networks Corp.	1,780,726	27,245,108
Rio Alto Exploration Ltd. (a)	1,066,600	21,377,810
Talisman Energy, Inc. (a)	572,700	23,329,876
TOTAL CANADA		87,325,798
Finland - 0.8%
Nokia AB	819,800	28,028,962
Sampo-Leonia Insurance Co. Ltd. (A Shares)	598,500	6,265,673
TOTAL FINLAND		34,294,635
France - 10.2%
Alcatel SA (RFD)	159,100	5,164,387
Aventis SA (France)	132,075	10,156,568
AXA SA de CV	333,665	39,371,669
BNP Paribas SA	489,010	43,471,737
Castorama Dubois Investissements SA	136,527	29,191,548
Sanofi-Synthelabo SA	1,003,200	60,166,639
Suez Lyonnaise des Eaux (France)	87,800	12,977,500
Television Francaise 1 SA	205,950	8,642,601
TotalFinaElf SA Series B	1,130,510	168,943,415
Vivendi Environment	442,000	19,356,149
Vivendi Universal SA	613,700	42,496,246
TOTAL FRANCE		439,938,459
Germany - 3.2%
Allianz AG (Reg. D)	158,400	45,602,790
BASF AG	475,300	20,443,345
Deutsche Boerse AG	22,032	7,066,165
Deutsche Lufthansa AG (Reg.)	700,700	13,427,878
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	65,800	18,761,445
Schering AG (a)	297,000	14,832,325
Siemens AG	248,850	18,373,288
TOTAL GERMANY		138,507,236
Hong Kong - 1.8%
China Mobile (Hong Kong) Ltd. (a)	3,861,500	19,554,635
China Unicom Ltd. sponsored ADR (a)	546,100	7,891,145
CNOOC Ltd.	6,560,000	6,350,476

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	2,843,800	$ 30,720,231
Johnson Electric Holdings Ltd.	6,202,000	11,649,972
TOTAL HONG KONG		76,166,459
Ireland - 1.0%
Bank of Ireland, Inc.	2,456,598	23,560,327
Elan Corp. PLC sponsored ADR (a)	425,900	21,358,885
TOTAL IRELAND		44,919,212
Israel - 0.6%
Check Point Software Technologies Ltd. (a)	414,200	25,982,766
Italy - 1.7%
Olivetti Spa	3,512,700	7,844,149
San Paolo IMI Spa	878,500	12,244,456
Telecom Italia Spa	3,636,570	40,319,882
Unicredito Italiano Spa	2,334,000	10,966,559
TOTAL ITALY		71,375,046
Japan - 24.3%
Advantest Corp.	44,100	5,124,923
Anritsu Corp.	843,000	13,682,086
Asahi Breweries Ltd.	1,083,000	12,292,592
Asahi Chemical Industry Co. Ltd.	974,000	5,080,366
Canon, Inc.	1,076,000	42,986,198
Credit Saison Co. Ltd.	809,200	17,354,276
Daiwa Securities Group, Inc.	5,051,000	57,994,134
Fujitsu Ltd.	1,397,000	19,477,100
Furukawa Electric Co. Ltd.	1,984,000	24,000,078
Hitachi Ltd.	80,000	788,800
Ito-Yokado Co. Ltd.	911,000	51,477,395
JAFCO Co. Ltd.	168,000	20,088,419
KDDI Corp.	1,847	7,558,688
Konami Corp.	197,100	9,585,622
Kyocera Corp.	291,200	28,796,767
Matsushita Electric Industrial Co. Ltd.	930,000	15,475,199
Mitsubishi Electric Corp.	3,578,000	21,714,559
Mitsubishi Estate Co. Ltd. (a)	1,153,000	11,810,566
Mitsui Fudosan Co. Ltd.	515,000	5,173,951
NEC Corp.	1,391,000	25,508,157
Nikko Securities Co. Ltd.	12,781,000	110,060,908
Nippon Telegraph & Telephone Corp.	9,649	62,119,925
Nomura Securities Co. Ltd.	5,045,000	107,989,278
NTT DoCoMo, Inc.	2,376	49,494,747
Oki Electric Industry Co. Ltd. (a)	1,394,000	6,973,833
ORIX Corp.	364,200	32,228,519
Rohm Co. Ltd.	101,600	18,164,739
Sony Corp.	1,363,900	104,542,930
Sumitomo Electric Industries Ltd.	602,000	7,543,950
Takeda Chemical Industries Ltd.	984,000	48,097,258
Tokyo Electron Ltd.	66,700	4,923,198
Toshiba Corp.	5,333,000	35,470,834
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Toyota Motor Corp.	1,560,400	$ 52,596,485
Yamanouchi Pharmaceutical Co. Ltd.	221,000	6,198,653
TOTAL JAPAN		1,042,375,133
Korea (South) - 1.2%
Hynix Semiconductor, Inc. (a)	2,714,120	6,975,923
Samsung Electronics Co. Ltd.	210,700	36,636,501
SK Telecom Co. Ltd. sponsored ADR	462,400	9,733,520
TOTAL KOREA (SOUTH)		53,345,944
Mexico - 0.2%
Telefonos de Mexico SA de CV Series L sponsored ADR	254,000	8,788,400
Netherlands - 6.5%
Akzo Nobel NV	302,200	12,587,851
ASM Lithography Holding NV (a)	374,000	9,888,021
Heineken NV	216,600	11,232,192
ING Groep NV (Certificaten Van Aandelen)	797,382	54,451,450
Koninklijke Ahold NV	1,716,019	53,285,822
Koninklijke Philips Electronics NV	1,230,003	36,131,574
Royal Dutch Petroleum Co. (Hague Registry)	1,135,700	67,665,001
Vendex KBB NV	1,263,500	17,935,635
VNU NV	204,300	8,491,795
Wolters Kluwer NV (Certificaten Van Aandelen)	222,800	6,163,293
TOTAL NETHERLANDS		277,832,634
Norway - 0.2%
Norsk Hydro AS	221,100	9,648,866
Singapore - 0.7%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	599,900	19,190,801
Overseas Union Bank Ltd.	1,616,771	6,301,990
United Overseas Bank Ltd.	962,368	6,392,892
TOTAL SINGAPORE		31,885,683
Spain - 2.5%
Banco Popular Espanol SA (Reg.)	342,700	12,234,708
Banco Santander Central Hispano SA	3,148,716	31,287,657
Telefonica SA	3,864,300	65,414,005
TOTAL SPAIN		108,936,370
Sweden - 0.7%
Telefonaktiebolaget LM Ericsson AB (B Shares)	4,436,500	28,571,060
Switzerland - 6.1%
Credit Suisse Group (Reg.)	269,230	50,190,690
Julius Baer Holding AG	1,772	7,679,041
Nestle SA (Reg.)	42,370	87,704,166

	Shares	Value (Note 1)
Novartis AG (Reg.)	17,164	$ 26,666,365
Swiss Reinsurance Co. (Reg.)	5,970	11,748,718
Swisscom AG	36,320	9,439,474
UBS AG (Reg. D)	224,702	34,185,056
Zurich Financial Services AG	90,245	32,087,342
TOTAL SWITZERLAND		259,700,852
Taiwan - 2.0%
Siliconware Precision Industries Co. Ltd.	14,836,000	11,547,631
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	9,148,152	25,311,092
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	441,400	10,699,536
United Microelectronics Corp.	19,443,800	31,036,774
United Microelectronics Corp. sponsored ADR	630,900	6,933,591
TOTAL TAIWAN		85,528,624
United Kingdom - 10.3%
Amvescap PLC	509,700	9,496,537
Billiton PLC	5,570,300	27,420,582
British Telecommunications PLC	1,658,400	13,416,458
Carlton Communications PLC	1,919,103	11,726,429
Diageo PLC	1,380,600	14,520,944
GlaxoSmithKline PLC (a)	3,327,264	89,120,767
HSBC Holdings PLC (United Kingdom) (Reg.)	2,227,800	29,112,905
Lloyds TSB Group PLC	7,369,200	76,611,788
Reed International PLC	1,007,800	9,994,181
Rio Tinto PLC (Reg. D)	1,049,400	21,263,950
Vodafone Group PLC	42,214,203	128,078,154
WPP Group PLC	836,900	10,029,933
TOTAL UNITED KINGDOM		440,792,628
United States of America - 3.3%
Bristol-Myers Squibb Co.	752,900	42,162,400
Micron Technology, Inc. (a)	265,900	12,066,542
Pfizer, Inc.	655,000	28,361,500
Phelps Dodge Corp.	142,000	6,353,080
Reliant Resources, Inc.	19,200	576,000
Schering-Plough Corp.	620,900	23,929,486
VoiceStream Wireless Corp.	264,972	27,822,060
TOTAL UNITED STATES OF AMERICA		141,271,068
TOTAL COMMON STOCKS (Cost $3,230,532,641)		3,504,895,385
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
SAP AG (Cost $41,303,062)	311,400	50,197,680
Investment Companies - 0.0%
	Shares	Value (Note 1)
Multi-National - 0.0%
European Warrant Fund, Inc. (Cost $5,750,192)	358,800	$ 2,569,008
Government Obligations - 1.4%
Moody's Ratings (unaudited)			Principal Amount
Germany - 0.9%
Germany Federal Republic 4.45% 7/13/01	-	EUR	42,000,000	36,927,038
United States of America - 0.5%
U.S. Treasury Bills, yield at date of purchase 3.68% to 5.01% 5/10/01 to 7/12/01 (c)	-		$ 22,900,000	22,855,761
TOTAL GOVERNMENT OBLIGATIONS (Cost $59,787,433)				59,782,799
Cash Equivalents - 21.2%
	Shares
Fidelity Cash Central Fund, 4.70% (b)	646,636,284	646,636,284
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	262,743,937	262,743,937
TOTAL CASH EQUIVALENTS (Cost $909,380,221)		909,380,221
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $4,246,753,549)		4,526,825,093
NET OTHER ASSETS - (5.4)%		(231,327,055)
NET ASSETS - 100%		$ 4,295,498,038
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
1,323 CAC 40 Index Contracts (France)	June 2001	$ 65,625,235	$ 6,522,369
441 DAX 30 Index Contracts (Germany)	June 2001	61,427,066	1,543,396
1,546 Dow Jones Euro Stoxx 50 Index Contracts	June 2001	61,941,962	2,886,861
730 FTSE 100 Index Contracts (United Kingdom)	June 2001	62,636,015	803,429
601 Topix Index Contracts (Japan)	June 2001	66,642,750	8,131,725
		$ 318,273,028	$ 19,887,780
The face value of futures purchased as a percentage of net assets - 7.4%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $22,721,022.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,954,593,684 and $2,480,818,672, respectively.
The market value of futures contracts opened and closed during the period amounted to $757,686,306 and $450,443,670, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,610 for the period.

The fund participated in the security lending program during the period.
The fund also received as collateral U.S. Treasury obligations valued at $19,070,753.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $4,286,836,939. Net unrealized appreciation aggregated $239,988,154, of which $627,701,166 related to appreciated investment securities and $387,713,012 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001
Assets
Investment in securities, at value (including securities loaned of $268,115,277) (cost $4,246,753,549) - See accompanying schedule		$ 4,526,825,093
Foreign currency held at value (cost $65,435,684)		64,975,264
Receivable for investments sold		47,055,488
Receivable for fund shares sold		7,449,203
Dividends receivable		10,366,081
Interest receivable		2,236,967
Redemption fees receivable		398
Receivable for daily variation on futures contracts		2,243,226
Other receivables		388,095
Total assets		4,661,539,815
Liabilities
Payable for investments purchased	$ 94,716,480
Payable for fund shares redeemed	3,942,598
Accrued management fee	2,788,931
Other payables and accrued expenses	1,849,831
Collateral on securities loaned, at value	262,743,937
Total liabilities		366,041,777
Net Assets		$ 4,295,498,038
Net Assets consist of:
Paid in capital		$ 4,247,122,456
Distributions in excess of net investment income		(74,655,069)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(176,387,353)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		299,418,004
Net Assets, for 130,403,820 shares outstanding		$ 4,295,498,038
Net Asset Value, offering price and redemption price per share ($4,295,498,038 ÷ 130,403,820 shares)		$32.94

Statement of Operations

	Six months ended April 30, 2001
Investment Income Dividends		$ 22,090,500
Interest		15,587,282
Security lending		725,669
		38,403,451
Less foreign taxes withheld		(3,577,668)
Total income		34,825,783
Expenses
Management fee Basic fee	$ 16,281,694
Performance adjustment	1,399,069
Transfer agent fees	5,759,799
Accounting and security lending fees	722,885
Non-interested trustees' compensation	11,123
Custodian fees and expenses	996,133
Registration fees	183,154
Audit	32,860
Legal	13,285
Reports to shareholders	328,390
Miscellaneous	14,876
Total expenses before reductions	25,743,268
Expense reductions	(719,132)	25,024,136
Net investment income		9,801,647
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(157,813,981)
Foreign currency transactions	(580,781)
Futures contracts	(13,899,166)	(172,293,928)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(232,081,679)
Assets and liabilities in foreign currencies	(93,448)
Futures contracts	21,807,029	(210,368,098)
Net gain (loss)		(382,662,026)
Net increase (decrease) in net assets resulting from operations		$ (372,860,379)
Other Information
Expense reductions
Directed brokerage arrangements		$ 525,241
Transfer agent credits		193,891
		$ 719,132

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Overseas
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 9,801,647	$ 29,211,942
Net realized gain (loss)	(172,293,928)	615,986,713
Change in net unrealized appreciation (depreciation)	(210,368,098)	(604,735,986)
Net increase (decrease) in net assets resulting from operations	(372,860,379)	40,462,669
Distributions to shareholders From net investment income	(28,077,378)	(47,126,436)
In excess of net investment income	(74,655,069)	-
From net realized gain	(492,264,836)	(278,387,415)
Total distributions	(594,997,283)	(325,513,851)
Share transactions Net proceeds from sales of shares	520,319,740	4,212,606,710
Reinvestment of distributions	574,405,291	314,528,983
Cost of shares redeemed	(690,555,000)	(3,865,639,267)
Net increase (decrease) in net assets resulting from share transactions	404,170,031	661,496,426
Redemption fees	313,337	382,953
Total increase (decrease) in net assets	(563,374,294)	376,828,197
Net Assets
Beginning of period	4,858,872,332	4,482,044,135
End of period (including under (over) distribution of net investment income of $(74,655,069) and $173,948,754, respectively)	$ 4,295,498,038	$ 4,858,872,332
Other Information Shares
Sold	15,108,304	92,180,970
Issued in reinvestment of distributions	16,244,488	7,233,877
Redeemed	(20,281,690)	(84,695,977)
Net increase (decrease)	11,071,102	14,718,870

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 40.72	$ 42.84	$ 33.95	$ 34.12	$ 31.08	$ 28.57
Income from Investment Operations
Net investment income	.08 D	.25 D, E	.32 D	.29 D	.43 D	.48 E
Net realized and unrealized gain (loss)	(2.88)	.71	9.28	1.22	4.61	2.72
Total from investment operations	(2.80)	.96	9.60	1.51	5.04	3.20
Less Distributions
From net investment income	(.24)	(.45)	(.20)	(.34)	(.37)	(.34)
In excess of net investment income	(.62)	-	-	-	-	-
From net realized gain	(4.12)	(2.63)	(.51)	(1.34)	(1.63)	(.35)
Total distributions	(4.98)	(3.08)	(.71)	(1.68)	(2.00)	(.69)
Net asset value, end of period	$ 32.94	$ 40.72	$ 42.84	$ 33.95	$ 34.12	$ 31.08
Total Return B, C	(7.71)%	1.78%	28.77%	4.60%	17.03%	11.41%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,295,498	$ 4,858,872	$ 4,482,044	$ 3,603,342	$ 3,777,452	$ 3,114,625
Ratio of expenses to average net assets	1.18% A	1.19%	1.27%	1.26%	1.23%	1.14%
Ratio of expenses to average net assets after expense reductions	1.15% A, F	1.16% F	1.23% F	1.24% F	1.20% F	1.12% F
Ratio of net investment income to average net assets	.45% A	.55%	.85%	.82%	1.28%	1.74%
Portfolio turnover rate	103% A	132%	85%	69%	68%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.08 per share.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Worldwide
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	-6.40%	-9.12%	53.50%	173.08%
MSCI World	-10.70%	-16.01%	55.69%	161.07%
Global Funds Average	-11.22%	-15.28%	58.09%	157.83%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World (MSCI) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 2001, the index included over 1,342 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 289 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	-9.12%	8.95%	10.57%
MSCI World	-16.01%	9.26%	10.07%
Global Funds Average	-15.28%	9.16%	9.49%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on April 30, 1991. As the chart shows, by April 30, 2001, the value of the investment would have grown to $27,308 - a 173.08% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $26,107 - a 161.07% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Worldwide

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with Penny Dobkin (left), who managed Fidelity Worldwide Fund for most of the period covered by this report; Doug Chase (right), manager of the fund's U.S. equity subportfolio; and Rick Mace (below), who became Portfolio Manager of Worldwide Fund on April 12, 2001.

Q. How did the fund perform, Penny?

P.D. For the six months that ended April 30, 2001, the fund fell 6.40%. The Morgan Stanley Capital International World Index - a broad measure of stock performance around the world - declined 10.70% during that time frame, while the global funds average as tracked by Lipper Inc. returned -11.22%. For the 12 months that ended April 30, 2001, the fund returned -9.12%, while the MSCI World index and Lipper average returned -16.01% and -15.28%, respectively, during the same period.

Q. What factors helped the fund outperform its index and peer group during the past six months?

P.D. Last autumn, I made the decision to increase the fund's weighting of U.S. stocks because, industry by industry, U.S. companies had cheaper valuations compared to their peers in other parts of the world. The one possible exception may have been the semiconductor industry. This decision proved helpful in outperforming the index and our peers, which generally held a smaller percentage of U.S. stocks. The fund's U.S. equity component consisted of a large percentage of companies that had consistent earnings growth, and their stocks performed quite well. I also believed that U.S. stocks were better positioned to withstand negative earnings surprises than those in Europe or Japan, should global economies worsen. Elsewhere, the fund's return got an additional boost from avoiding a number of technology stocks included in the index that fell sharply, such as Nortel Networks and JDS Uniphase. Another significant contribution came from our stock selection in Canada. Specifically, our position in Canadian National Railway, which beat its earnings target due to a strong increase in container traffic, rose roughly 26% during the period. Combined, the fund's positions in Canadian stocks outperformed those held by the index by nearly 45 percentage points.

Q. What other strategies did you pursue during the period?

P.D. As a result of being significantly overweighted in U.S. stocks, the fund was underweighted in a handful of other areas - including Japan and Europe - which modestly detracted from performance relative to the index. The fund's underweighting in Japan held back performance as Japanese companies with businesses tied to their domestic economy did relatively well, particularly in the last two months of the period. Holding a larger percentage of Japanese stocks that are more dependent on exporting, such as technology and pharmaceutical companies, rather than industrials and materials stocks that performed well, further hampered the fund's return relative to the Japanese market. With respect to Europe, most of the underperformance came from being underweighted in the U.K., where stocks did relatively better than several other areas in the world. While our U.K. stocks performed roughly on par with those in the MSCI World index, we didn't own enough of them.

Q. Turning to you, Doug, can you explain your strategy with respect to the fund's U.S. holdings?

D.C. Given the difficult global market environment, I looked to own the stocks with the best relative earnings growth. That strategy worked relatively well during the past six months. When the U.S. economy began to decelerate further as the period progressed, I moved the fund toward more defensive growth stocks, or those that tend to grow earnings regardless of the direction of the economy. Conversely, this strategy meant the fund was underweighted in more cyclically sensitive stocks - such as technology stocks - relative to the benchmark and, perhaps even more so, relative to the fund's peer group. The combination of overweighting strong-performing stable growth stocks - such as health care stocks, which are typically seen as defensive - and underweighting cyclically sensitive growth stocks that suffered proved to be a key to the fund's success. Elsewhere, I sold down some energy positions to lock in profits because the stocks were overvalued based on their fundamentals.

Q. Penny, what were some of the fund's top-performing stocks?

P.D. The fund's semiconductor stocks - including Samsung Electronics - came back strongly after reaching extremely low valuations in 2000. I increased the fund's holdings of Samsung early in the period and, when semiconductor stocks rebounded later on, Samsung caught the wave and became one of the fund's top three performers. Cardinal Health rose briskly on the potential for increased prescription drug utilization rates. Additionally, U.S. automotive retailer AutoNation, which beat its earnings expectations as a result of improved operating efficiencies, was the fund's top performer.

Q. Which stocks disappointed?

P.D. The biggest detractors came from the technology and telecommunication services sectors. Cisco Systems and Sun Microsystems were hurt by reduced corporate spending on information technology, which reduced the growth outlooks for these companies and caused job reductions. In the telecommunications area, a number of negative industry factors - including slowing demand, a reduction in corporate financing from the capital markets and competitive pricing pressures - hurt the performances of Nokia and Vodafone.

Semiannual Report

Worldwide
Fund Talk: The Managers' Overview - continued

Q. Turning to you, Rick, what's your outlook for the next six months?

R.M. I expect to continue to see volatile global equity markets, as various sectors vie for market leadership and global economies continue to struggle. While this market environment is challenging, it can provide rare opportunities to own very good companies at very cheap prices. Along with the company's extensive research staff, I will be looking to identify undervalued companies while keeping an eye on the corporate earnings front. At the same time, I will make asset allocation decisions based upon the valuations and fundamentals within each region, while selecting stocks through bottom-up security analysis. The future performance of worldwide stocks should be closely tied to an improvement in corporate earnings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide long-term growth of capital by investing mainly in common stocks from around the world

Fund number: 318

Trading symbol: FWWFX

Start date: May 30, 1990

Size: as of April 30, 2001, more than $874 million

Manager: Richard Mace, since April 2001; manager, Fidelity Overseas Fund, since 1996; Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-
1999; Group Leader, Fidelity international funds, since 1996; joined Fidelity in 1987; Doug Chase, since 1999; manager, Fidelity Export and Multinational Fund, since 2000; assistant manager, Magellan Fund, 1997-1999; manager, several Fidelity Select Portfolios, 1994-1999; joined Fidelity in 1992

3

Doug Chase on a handful of topics pertaining to the U.S. portion of the fund:

  Automotive retailers: "Historically, the auto retailing industry rarely has lost money. Wall Street typically thinks the industry runs in the same market cycle as automotive manufacturers, which have a large fixed-cost base and tough competition, but it doesn't. Auto retailers have a broader profit center, selling new and used cars, parts and service. During the six-month period, many of these companies were well below their proper valuations. As a result, I made both AutoNation and Sonic Automotive large positions in the U.S. component of the fund, and both finished among the fund's top performers."
  Telecommunication services: "I continued to underweight this sector. I don't believe telecommunication services companies are going to earn good enough returns on their recent capital spending sprees to satisfy Wall Street's expectations. On top of that, the stocks aren't very cheap."
  Information technology: "During the past couple of months, a few factors have altered my thinking with respect to this sector. First, valuations in technology have come down to more appealing levels, which has allowed me to begin increasing positions opportunistically in several leading companies within a few industries, such as semiconductor capital equipment and software. Second, the economic backdrop in the U.S. has changed from six months ago. The Federal Reserve Board's policy-making committee has been aggressively cutting interest rates - on four occasions during the period by a total of 2.0 percentage points - to ignite the sluggish economy. Additionally, it appears the government is going to approve some form of legislation that includes a tax cut. Given those factors, U.S. economic activity should reaccelerate at some point. With that in mind, the U.S. component of Worldwide Fund is positioned less defensively than six months ago, and is likely to be more aggressive going forward."
  Utilities: "The fund owned no electric utilities at the end of the period because the U.S. government has shown, through the electricity shortage problems in California, that it will intercede with price parameters whenever electric utility companies have what the government believes are abnormally high profits. That's not the type of free-market business we're used to investing in within the U.S., and one I preferred not to invest in."

Semiannual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
United States of America	66.0%
Japan	7.7%
United Kingdom	5.1%
France	4.8%
Netherlands	2.4%
Hong Kong	1.8%
Italy	1.8%
Germany	1.5%
Finland	1.2%
Other	7.7%

As of October 31, 2000
United States of America	55.2%
Japan	10.2%
United Kingdom	9.1%
France	6.0%
Germany	2.9%
Netherlands	2.7%
Italy	2.2%
Hong Kong	2.0%
Finland	1.8%
Other	7.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.8	96.5
Short-Term Investments and Net Other Assets	8.2	3.5
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc. (United States of America, Health Care Providers & Services)	3.7	2.5
Pfizer, Inc. (United States of America, Pharmaceuticals)	3.3	2.1
Avon Products, Inc. (United States of America, Personal Products)	2.9	1.9
AutoNation, Inc. (United States of America, Specialty Retail)	2.7	1.2
Bristol-Myers Squibb Co. (United States of America, Pharmaceuticals)	2.4	2.3
Guidant Corp. (United States of America, Health Care Equipment & Supplies)	1.8	0.0
TotalFinaElf SA Series B (France, Oil & Gas)	1.8	1.2
Computer Associates International, Inc. (United States of America, Software)	1.7	0.2
Freddie Mac (United States of America, Diversified Financials)	1.7	1.1
Vodafone Group PLC (United Kingdom, Wireless Telecommunications Services)	1.5	3.0
	23.5
Top Ten Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	16.1	15.2
Financials	15.5	16.0
Information Technology	14.7	21.6
Consumer Discretionary	12.5	9.4
Industrials	10.0	9.6
Consumer Staples	7.8	8.1
Telecommunication Services	6.8	7.9
Energy	3.9	5.1
Materials	3.7	1.8
Utilities	0.8	1.8

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Worldwide

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value (Note 1)
Argentina - 0.1%
Grupo Financiero Galicia SA sponsored ADR	55,600	$ 831,220
Australia - 0.1%
News Corp. Ltd. sponsored ADR	25,200	967,680
Bermuda - 0.9%
ACE Ltd.	217,400	7,761,180
Brazil - 0.4%
Companhia de Bebidas das Americas (AmBev) sponsored ADR	129,500	3,159,800
Canada - 0.4%
Barrick Gold Corp.	110,400	1,806,833
Canadian National Railway Co.	46,600	1,849,808
TOTAL CANADA		3,656,641
Denmark - 0.5%
ISS AS (a)	60,300	3,511,501
Sophus Berendsen AS (A Shares)	36,200	869,039
TOTAL DENMARK		4,380,540
Finland - 1.2%
Metso Oyj	70,800	716,077
Nokia AB sponsored ADR	189,400	6,475,586
Outokumpu Oyj (A Shares)	221,800	1,889,097
Pohjola Group Insurance Corp. (B Shares)	48,000	990,115
UPM-Kymmene Corp.	30,500	956,557
TOTAL FINLAND		11,027,432
France - 4.8%
Access Commerce SA (a)	7,100	58,771
Accor SA	22,400	951,930
AXA SA de CV	3,500	412,992
BNP Paribas SA	35,685	3,172,305
NRJ Group	43,500	1,129,237
Pechiney SA Series A	16,300	857,559
Pernod-Ricard	54,300	3,764,873
Rhodia SA	149,800	1,921,771
Sanofi-Synthelabo SA	64,280	3,855,175
TotalFinaElf SA Series B	105,037	15,696,730
Transiciel SA	26,400	1,311,636
Valeo SA	13,100	604,361
Vivendi Environment	100,000	4,379,219
Vivendi Universal SA	40,000	2,769,838
Vivendi Universal SA sponsored ADR	13,300	904,533
TOTAL FRANCE		41,790,930
Germany - 1.4%
BASF AG	59,500	2,559,182
Bayerische Hypo-und Vereinsbank AG	20,600	1,149,215
Deutsche Boerse AG	1,216	389,999
Deutsche Telekom AG (Reg.)	139,200	3,606,149
ELMOS Semiconductor AG	61,000	1,108,902
Moebel Walther AG	34,000	515,818

	Shares	Value (Note 1)
Primacom AG (a)	29,000	$ 297,168
Salzgitter AG	160,800	1,529,334
SAP AG sponsored ADR	17,400	701,220
Schering AG (a)	10,100	504,399
WEB.DE AG (a)	54,500	357,808
TOTAL GERMANY		12,719,194
Hong Kong - 1.8%
Asat Holdings Ltd. sponsored ADR	90,600	425,820
Bank of East Asia Ltd.	432,000	980,421
China Unicom Ltd. sponsored ADR (a)	275,000	3,973,750
Citic Pacific Ltd.	276,000	794,476
CNOOC Ltd.	1,200,000	1,161,673
Henderson Land Development Co. Ltd.	240,000	1,101,666
Hutchison Whampoa Ltd.	444,000	4,796,323
New World Development Co. Ltd.	653,000	812,158
Sun Hung Kai Properties Ltd.	198,000	1,840,597
TOTAL HONG KONG		15,886,884
Ireland - 0.3%
Bank of Ireland, Inc.	192,400	1,845,238
Ryanair Holdings PLC sponsored ADR (a)	19,100	985,560
TOTAL IRELAND		2,830,798
Italy - 1.8%
Banca Intesa Spa	76,200	287,590
Banca Popolare di Verona	78,700	855,676
ENI Spa sponsored ADR	9,500	654,075
Marzotto Spa	186,900	2,155,630
Parmalat Finanziaria Spa	2,001,800	2,838,043
Telecom Italia Mobile Spa	119,100	817,851
Telecom Italia Spa	703,500	7,799,943
TOTAL ITALY		15,408,808
Japan - 7.7%
Credit Saison Co. Ltd.	85,400	1,831,507
Dainippon Pharmaceutical Co.	34,000	464,272
Daiwa Securities Group, Inc.	189,000	2,170,045
Fuji Machine Manufacturing Co. Ltd.	3,100	81,102
Furukawa Electric Co. Ltd.	15,000	181,452
Hokkaido Coca-Cola Bottling Co. Ltd.	25,000	170,176
JAFCO Co. Ltd.	6,700	801,145
Japan Medical Dynamic Marketing, Inc.	64,000	2,913,077
Japan Telecom Co. Ltd.	50	844,727
Kokusai Securities Co. Ltd.	35,000	304,266
Konica Corp. (a)	248,000	1,720,684
Kyocera Corp.	20,000	1,977,800
Mikasa Coca Cola Bottling Co.	100	581
Minebea Co. Ltd.	164,000	1,304,652
Mitsubishi Estate Co. Ltd. (a)	127,000	1,300,904
Mitsubishi Tokyo Financial Group, Inc.	208	2,142,400
Mitsui Fudosan Co. Ltd.	63,000	632,930
Mitsumi Electric Co. Ltd.	89,000	1,799,227
Mizuho Holdings, Inc.	421	2,627,518
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Namco Ltd.	51,400	$ 1,020,135
NEC Corp.	49,000	898,562
Nichicon Corp.	115,000	1,582,591
Nikko Securities Co. Ltd.	504,000	4,340,091
Nikon Corp.	62,000	777,969
Nintendo Co. Ltd.	10,000	1,632,045
Nippon Foundry, Inc. (a)	37	286,756
Nippon Telegraph & Telephone Corp.	342	2,201,784
Nissan Motor Co. Ltd. (a)	130,000	903,037
Nomura Securities Co. Ltd.	120,000	2,568,625
NTT DoCoMo, Inc.	90	1,874,801
Onward Kashiyama Co. Ltd.	97,000	986,444
ORIX Corp.	17,400	1,539,748
Pioneer Corp.	39,000	1,180,239
Shinko Securities Co. Ltd.	397,000	1,393,520
Softbank Corp.	5,200	200,438
Sony Corp.	66,000	5,058,900
Stanley Electric Co. Ltd.	188,000	1,802,401
Sumitomo Electric Industries Ltd.	75,000	939,861
Sumitomo Mitsui Banking Corp.	120,000	1,135,706
Takeda Chemical Industries Ltd.	100,000	4,887,935
Tokyo Tomin Bank Ltd.	29,900	427,903
Toyota Motor Corp.	23,000	775,262
Trans Cosmos, Inc.	26,900	1,297,205
UFJ Holdings, Inc. (a)	169	1,232,161
Yakult Honsha Co. Ltd.	128,000	1,551,541
Yokogawa Electric Corp.	158,000	1,632,701
TOTAL JAPAN		67,396,826
Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	34,120	5,932,783
Mexico - 0.0%
Telefonos de Mexico SA de CV Series L sponsored ADR	12,000	415,200
Netherlands - 2.4%
Akzo Nobel NV	9,300	387,383
ASM Lithography Holding NV (NY Shares) (a)	75,000	2,030,250
Buhrmann NV	27,000	447,708
ING Groep NV (Certificaten Van Aandelen)	79,900	5,456,194
Koninklijke Ahold NV	92,000	2,856,784
Koninklijke Philips Electronics NV	171,108	5,026,330
Royal Dutch Petroleum Co. (NY Shares)	42,600	2,535,978
Vendex KBB NV	103,800	1,473,462
Wegener NV	64,200	603,757
TOTAL NETHERLANDS		20,817,846
Norway - 0.5%
DnB Holding ASA	371,900	1,635,246
Tandberg ASA (a)	203,400	2,504,183
TOTAL NORWAY		4,139,429

	Shares	Value (Note 1)
Singapore - 1.0%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	87,500	$ 2,799,125
Overseas Union Bank Ltd.	456,800	1,780,555
Singapore Press Holdings Ltd.	78,000	894,977
United Overseas Bank Ltd.	455,000	3,022,509
TOTAL SINGAPORE		8,497,166
Spain - 0.9%
Acerinox SA (Reg. D)	30,300	892,488
Banco Santander Central Hispano SA	157,400	1,564,027
Gas Natural SDG SA Series E	47,700	829,461
Telefonica SA	252,084	4,267,221
TOTAL SPAIN		7,553,197
Sweden - 0.4%
SKF AB (B Shares) (a)	32,400	576,484
Tele1 Europe Holding AB	22,000	82,792
Telefonaktiebolaget LM Ericsson AB:
(B Shares)	273,900	1,763,916
sponsored ADR	150,000	964,500
TOTAL SWEDEN		3,387,692
Switzerland - 0.8%
Credit Suisse Group (Reg.)	13,500	2,516,712
Nestle SA (Reg.)	427	883,873
UBS AG (Reg. D)	9,000	1,369,216
Zurich Financial Services AG	7,230	2,570,685
TOTAL SWITZERLAND		7,340,486
Taiwan - 0.7%
Siliconware Precision Industries Co. Ltd.	1,089,840	848,279
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,166,560	3,227,636
United Microelectronics Corp.	1,300,000	2,075,099
TOTAL TAIWAN		6,151,014
United Kingdom - 5.1%
Autonomy Corp. PLC (a)	59,500	503,204
Bank of Scotland	286,500	3,292,151
Billiton PLC	170,500	839,310
Boots Co. PLC	120,500	1,064,789
Bradford & Bingley PLC	250,000	1,023,165
GlaxoSmithKline PLC (a)	210,000	5,624,850
GlaxoSmithKline PLC sponsored ADR (a)	67,028	3,590,690
HSBC Holdings PLC (United Kingdom) (Reg.)	171,700	2,243,777
JJB Sports PLC Class L	85,000	960,917
Lloyds TSB Group PLC	384,900	4,001,503
Prudential PLC	39,500	462,370
Rentokil Initial PLC	478,000	1,299,634
Shell Transport & Trading Co. PLC (Reg.)	312,800	2,611,361
Somerfield PLC	769,800	1,049,259
Trinity Mirror PLC	246,800	1,643,057
Vodafone Group PLC	1,939,935	5,885,775
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Vodafone Group PLC sponsored ADR	253,000	$ 7,660,840
W.H. Smith PLC	160,000	1,125,338
TOTAL UNITED KINGDOM		44,881,990
United States of America - 57.8%
Abercrombie & Fitch Co. Class A (a)	7,100	236,430
Adobe Systems, Inc.	32,800	1,473,376
Affiliated Computer Services, Inc. Class A (a)	130,600	9,403,200
Alpharma, Inc. Class A	35,000	791,700
American Home Products Corp.	101,600	5,867,400
American Standard Companies, Inc. (a)	52,300	3,151,075
AT&T Corp.	219,900	4,899,372
AutoNation, Inc.	2,169,300	23,536,905
AutoZone, Inc. (a)	124,000	3,886,160
Avon Products, Inc.	596,669	25,251,032
Ball Corp.	59,732	2,747,672
BEA Systems, Inc. (a)	10,600	433,010
BellSouth Corp.	141,000	5,916,360
BFGoodrich Co.	98,700	3,888,780
Bowater, Inc.	10,400	504,400
Bristol-Myers Squibb Co.	376,372	21,076,832
Burlington Northern Santa Fe Corp.	123,900	3,642,660
Cardinal Health, Inc.	483,150	32,564,301
Caterpillar, Inc.	39,000	1,957,800
CDW Computer Centers, Inc. (a)	35,800	1,447,036
Cendant Corp. (a)	158,200	2,806,468
Champion Enterprises, Inc. (a)	35,600	286,580
CIGNA Corp.	49,000	5,228,300
CIMA Labs, Inc. (a)	11,200	627,648
Cintas Corp.	54,400	2,383,264
Clear Channel Communications, Inc. (a)	143,400	8,001,720
Computer Associates International, Inc.	461,200	14,846,028
Compuware Corp. (a)	97,500	1,002,300
Comverse Technology, Inc. (a)	60,500	4,144,250
Cygnus, Inc. (a)	118,700	789,355
Danaher Corp.	12,000	672,120
Dell Computer Corp. (a)	95,700	2,511,168
DENTSPLY International, Inc.	63,300	2,480,094
Ditech Communications Corp. (a)	143,582	1,745,957
eFunds Corp.	42,900	836,550
Enron Corp.	31,700	1,988,224
ENSCO International, Inc.	60,300	2,345,670
Expeditors International of Washington, Inc.	13,800	690,414
Fairchild Semiconductor International, Inc. Class A (a)	66,000	1,194,600
Fannie Mae	125,100	10,040,526
Fox Entertainment Group, Inc. Class A (a)	191,100	4,385,745
Freddie Mac	222,000	14,607,600
Gateway, Inc. (a)	377,200	7,166,800
General Electric Co.	203,900	9,895,267
Georgia-Pacific Group	24,500	796,495

	Shares	Value (Note 1)
Gillette Co.	101,200	$ 2,870,032
Guidant Corp. (a)	384,300	15,756,300
Hilton Hotels Corp.	467,300	5,163,665
Informix Corp. (a)	145,400	727,000
Ingersoll-Rand Co.	30,400	1,428,800
Integrated Circuit Systems, Inc.	30,000	503,100
Intel Corp.	292,200	9,031,902
InterCept Group, Inc. (a)	800	22,632
J.D. Edwards & Co. (a)	256,000	2,022,400
J.P. Morgan Chase & Co.	105,700	5,071,486
Kent Electronics Corp. (a)	42,000	907,200
King Pharmaceuticals, Inc. (a)	14,600	615,098
LAM Research Corp. (a)	163,500	4,839,600
Lear Corp. (a)	38,800	1,396,800
Lockheed Martin Corp.	54,400	1,912,704
Lyondell Chemical Co.	114,700	1,801,937
Macromedia, Inc. (a)	72,000	1,631,520
Manpower, Inc.	168,100	5,438,035
Marine Drilling Companies, Inc. (a)	83,800	2,511,486
Marriott International, Inc. Class A	27,600	1,266,288
MBIA, Inc.	56,850	2,720,273
Mediacom Communications Corp. Class A (a)	13,900	281,475
Merrill Lynch & Co., Inc.	140,700	8,681,190
MetLife, Inc.	247,400	7,174,600
Mettler-Toledo International, Inc. (a)	8,900	393,825
Microsoft Corp. (a)	80,900	5,480,975
Minnesota Mining & Manufacturing Co.	22,900	2,725,329
Mohawk Industries, Inc. (a)	28,500	930,810
Moody's Corp.	4,800	150,720
Morgan Stanley Dean Witter & Co.	103,400	6,492,486
Nabors Industries, Inc. (a)	42,500	2,533,850
National-Oilwell, Inc. (a)	32,800	1,297,240
Networks Associates, Inc. (a)	102,700	1,132,781
Novoste Corp. (a)	113,200	2,301,356
Nucor Corp.	58,500	2,967,705
NVIDIA Corp. (a)	37,100	3,090,430
Omnicom Group, Inc.	62,800	5,516,980
Papa John's International, Inc. (a)	34,200	954,180
PeopleSoft, Inc. (a)	124,800	4,622,592
Pfizer, Inc.	669,401	28,985,063
Phelps Dodge Corp.	139,000	6,218,860
Philip Morris Companies, Inc.	101,900	5,106,209
Pier 1 Imports, Inc.	97,200	1,078,920
Priority Healthcare Corp. Class B (a)	25,500	886,890
Procter & Gamble Co.	97,400	5,848,870
QUALCOMM, Inc. (a)	44,700	2,563,992
Quixote Corp.	2,400	59,928
RadiSys Corp. (a)	40,900	862,990
Regis Corp.	3,900	72,150
Reliant Resources, Inc.	4,000	120,000
Rite Aid Corp. (a)	183,100	1,334,799
Robert Half International, Inc. (a)	113,200	3,146,960
Ryerson Tull, Inc.	213,000	2,330,220
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Sabre Holdings Corp. Class A (a)	29,900	$ 1,490,814
SBC Communications, Inc.	192,900	7,957,125
Siebel Systems, Inc. (a)	47,700	2,174,166
Solutia, Inc.	114,800	1,457,960
Sonic Automotive, Inc. Class A (a)	397,500	4,181,700
Staples, Inc. (a)	133,600	2,173,672
Starwood Hotels & Resorts Worldwide, Inc. unit	75,100	2,710,359
Sun Microsystems, Inc. (a)	150,600	2,578,272
Sysco Corp.	51,100	1,436,932
Take-Two Interactive Software, Inc. (a)	46,100	642,634
The Coca-Cola Co.	125,400	5,792,226
Thermo Electron Corp. (a)	62,700	1,652,772
Tricon Global Restaurants, Inc. (a)	32,600	1,461,132
Tyco International Ltd.	245,300	13,091,661
Tyson Foods, Inc. Class A	216,800	2,985,336
Union Pacific Corp.	60,300	3,430,467
United Technologies Corp.	33,500	2,615,680
Viad Corp.	190,289	4,730,585
Walt Disney Co.	73,500	2,223,375
Weatherford International, Inc.	41,300	2,404,899
Wendy's International, Inc.	46,600	1,180,378
TOTAL UNITED STATES OF AMERICA		505,503,422
TOTAL COMMON STOCKS (Cost $759,232,510)		802,438,158
Nonconvertible Preferred Stocks - 0.1%

Germany - 0.1%
ProSieben Sat.1 Media AG (Cost $1,242,261)	36,200	643,939
Cash Equivalents - 11.1%

Fidelity Cash Central Fund, 4.70% (b)	73,316,222	73,316,222
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	23,507,868	23,507,868
TOTAL CASH EQUIVALENTS (Cost $96,824,090)		96,824,090
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $857,298,861)		899,906,187
NET OTHER ASSETS - (2.9)%		(25,446,636)
NET ASSETS - 100%		$ 874,459,551
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $719,242,758 and $802,398,620, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $85,304 for the period.

The fund participated in the security lending program during the period.
The fund also received as collateral U.S. Treasury obligations valued at $251,400.
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Sonic Automotive Inc. Class A	$ 1,068,364	$ 6,135,618	$ -	$ -
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $861,924,429. Net unrealized appreciation aggregated $37,981,758, of which $108,249,194 related to appreciated investment securities and $70,267,436 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $23,100,136) (cost $857,298,861) - See accompanying schedule		$ 899,906,187
Foreign currency held at value (cost $2,960,823)		2,927,131
Receivable for investments sold		5,779,013
Receivable for fund shares sold		910,800
Dividends receivable		1,626,424
Interest receivable		272,940
Redemption fees receivable		12
Other receivables		60,474
Total assets		911,482,981
Liabilities
Payable for investments purchased	$ 11,915,009
Payable for fund shares redeemed	812,252
Accrued management fee	505,316
Other payables and accrued expenses	282,985
Collateral on securities loaned, at value	23,507,868
Total liabilities		37,023,430
Net Assets		$ 874,459,551
Net Assets consist of:
Paid in capital		$ 882,128,732
Distributions in excess of net investment income		(22,785,491)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,388,886)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,505,196
Net Assets, for 57,396,016 shares outstanding		$ 874,459,551
Net Asset Value, offering price and redemption price per share ($874,459,551 ÷ 57,396,016 shares)		$15.24

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 4,646,119
Interest		1,391,043
Security lending		112,299
		6,149,461
Less foreign taxes withheld		(430,754)
Total income		5,718,707
Expenses
Management fee	$ 3,269,847
Transfer agent fees	1,228,805
Accounting and security lending fees	239,141
Non-interested trustees' compensation	1,400
Custodian fees and expenses	107,636
Registration fees	48,618
Audit	27,178
Legal	6,545
Reports to shareholders	53,974
Miscellaneous	4,988
Total expenses before reductions	4,988,132
Expense reductions	(228,211)	4,759,921
Net investment income		958,786
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(373,401) on sales of investments in affiliated issuers)	(34,772,951)
Foreign currency transactions	(155,674)	(34,928,625)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(29,460,711)
Assets and liabilities in foreign currencies	1,897	(29,458,814)
Net gain (loss)		(64,387,439)
Net increase (decrease) in net assets resulting from operations		$ (63,428,653)
Other Information
Expense reductions
Directed brokerage arrangements		$ 189,273
Custodian credits		325
Transfer agent credits		38,613
		$ 228,211

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 958,786	$ 5,153,460
Net realized gain (loss)	(34,928,625)	150,517,745
Change in net unrealized appreciation (depreciation)	(29,458,814)	(56,146,307)
Net increase (decrease) in net assets resulting from operations	(63,428,653)	99,524,898
Distributions to shareholders From net investment income	(958,786)	(5,173,955)
In excess of net investment income	(19,496,426)	-
From net realized gain	(115,061,975)	(78,632,691)
Total distributions	(135,517,187)	(83,806,646)
Share transactions Net proceeds from sales of shares	60,719,392	491,738,430
Reinvestment of distributions	131,620,145	81,442,448
Cost of shares redeemed	(102,990,773)	(585,754,192)
Net increase (decrease) in net assets resulting from share transactions	89,348,764	(12,573,314)
Redemption fees	18,938	57,759
Total increase (decrease) in net assets	(109,578,138)	3,202,697
Net Assets
Beginning of period	984,037,689	980,834,992
End of period (including under (over) distribution of net investment income of $(22,785,491) and $18,751,926, respectively)	$ 874,459,551	$ 984,037,689
Other Information Shares
Sold	3,880,287	25,038,202
Issued in reinvestment of distributions	8,502,593	4,348,233
Redeemed	(6,579,429)	(29,771,984)
Net increase (decrease)	5,803,451	(385,549)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 19.07	$ 18.87	$ 15.59	$ 17.27	$ 15.18	$ 13.32
Income from Investment Operations
Net investment income	.02 C	.09 C	.08 C	.16 C	.21 C, D	.22
Net realized and unrealized gain (loss)	(1.20)	1.73	3.74	(.57)	2.43	1.79
Total from investment operations	(1.18)	1.82	3.82	(.41)	2.64	2.01
Less Distributions
From net investment income	(.02)	(.10)	(.10)	(.11)	(.17)	(.15)
In excess of net investment income	(.38)	-	-	-	-	-
From net realized gain	(2.25)	(1.52)	(.44)	(1.16)	(.38)	-
Total distributions	(2.65)	(1.62)	(.54)	(1.27)	(.55)	(.15)
Net asset value, end of period	$ 15.24	$ 19.07	$ 18.87	$ 15.59	$ 17.27	$ 15.18
Total Return B, F	(6.40)%	9.80%	25.18%	(2.38)%	17.95%	15.25%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 874,460	$ 984,038	$ 980,835	$ 972,105	$ 1,161,191	$ 877,218
Ratio of expenses to average net assets	1.14% A	1.09%	1.12%	1.15%	1.18%	1.19%
Ratio of expenses to average net assets after expense reductions	1.09% A, E	1.04% E	1.07% E	1.12% E	1.16% E	1.18% E
Ratio of net investment income to average net assets	.22% A	.48%	.47%	.91%	1.24%	1.71%
Portfolio turnover rate	172% A	235%	164%	100%	85%	49%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. At the end of the period certain securities, including Japanese securities, were valued in this manner. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, non-taxable dividends and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the funds, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

When-Issued Securities. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Diversified International, Aggressive International, Overseas and Worldwide is subject to a

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with
Affiliates - continued

Management Fee - continued

performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. Worldwide's performance adjustment will not take effect until March 2002. For the period, the management fees were equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:

Global Balanced	.73%
International Growth & Income	.73%
Diversified International	.89%
Aggressive International	.63%
Overseas	.81%
Worldwide	.73%

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as a sub-adviser for the funds. FMRC may provide investment research and advice and may also provide investment advisory services for the funds. FMR, on behalf of the funds, has also entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares of International Growth & Income purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received by FDC for deferred sales charges are shown under the caption "Other Information" on the fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate expressed as a percentage of average net assets:

Global Balanced	.27%
International Growth & Income	.28%
Diversified International	.26%
Aggressive International	.28%
Overseas	.26%
Worldwide	.28%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Committed Line of Credit.

The funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period the funds had no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.

In addition, through arrangements with certain fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

Semiannual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on February 14, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*,(dagger)
	# of Dollars voted	% of Dollars voted
Affirmative	8,105,735,718.23	89.848
Against	412,104,756.57	4.568
Abstain	373,548,817.79	4.141
TOTAL	8,891,389,292.59	98.557
Broker Non-Votes	130,179,335.06
PROPOSAL 2
To elect the fourteen nominees specified below as Trustees.*,(dagger)
	# of Dollars voted	% of Dollars voted
J. Michael Cook
Affirmative	8,789,445,363.70	97.427
Withheld	232,123,263.95	2.573
TOTAL	9,021,568,627.65	100.000
Ralph F. Cox
Affirmative	8,779,208,127.83	97.314
Withheld	242,360,499.82	2.686
TOTAL	9,021,568,627.65	100.000
Phyllis Burke Davis
Affirmative	8,774,733,750.55	97.264
Withheld	246,834,877.10	2.736
TOTAL	9,021,568,627.65	100.000
Robert M. Gates
Affirmative	8,781,750,883.82	97.342
Withheld	239,817,743.83	2.658
TOTAL	9,021,568,627.65	100.000
Abigail P. Johnson
Affirmative	8,773,804,737.72	97.254
Withheld	247,763,889.93	2.746
TOTAL	9,021,568,627.65	100.000
Edward C. Johnson 3d
Affirmative	8,777,543,686.58	97.295
Withheld	244,024,941.07	2.705
TOTAL	9,021,568,627.65	100.000
Donald J. Kirk
Affirmative	8,782,254,140.18	97.347
Withheld	239,314,487.47	2.653
TOTAL	9,021,568,627.65	100.000
Marie L. Knowles
Affirmative	8,790,015,911.33	97.433
Withheld	231,552,716.32	2.567
TOTAL	9,021,568,627.65	100.000
	# of Dollars voted	% of Dollars voted
Ned C. Lautenbach
Affirmative	8,793,142,274.68	97.468
Withheld	228,426,352.97	2.532
TOTAL	9,021,568,627.65	100.000
Peter S. Lynch
Affirmative	8,793,385,538.66	97.471
Withheld	228,183,088.99	2.529
TOTAL	9,021,568,627.65	100.000
Marvin L. Mann
Affirmative	8,786,258,106.35	97.392
Withheld	235,310,521.30	2.608
TOTAL	9,021,568,627.65	100.000
William O. McCoy
Affirmative	8,785,900,601.01	97.388
Withheld	235,668,026.64	2.612
TOTAL	9,021,568,627.65	100.000
Robert C. Pozen
Affirmative	8,789,283,225.77	97.425
Withheld	232,285,401.88	2.575
TOTAL	9,021,568,627.65	100.000
William S. Stavropoulos
Affirmative	8,783,577,909.55	97.362
Withheld	237,990,718.10	2.638
TOTAL	9,021,568,627.65	100.000
PROPOSAL 3
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.(dagger)
	# of Dollars voted	% of Dollars voted
Global Balanced
Affirmative	46,492,379.48	91.683
Against	1,620,124.88	3.195
Abstain	2,597,145.42	5.122
TOTAL	50,709,649.78	100.000
International Growth & Income
Affirmative	551,856,956.29	95.072
Against	7,923,075.94	1.365
Abstain	20,680,975.47	3.563
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,202,139,531.23	94.517
Against	36,236,847.31	1.556
Abstain	91,503,688.60	3.927
TOTAL	2,329,880,067.14	100.000
PROPOSAL 3 - continued
To ratify the selection of Deloitte & Touche LLP as independent accountants of the funds.(dagger)
	# of Dollars voted	% of Dollars voted
Aggressive International
Affirmative	183,044,298.40	95.396
Against	3,017,465.64	1.573
Abstain	5,815,646.93	3.031
TOTAL	191,877,410.97	100.000
Diversified International
Affirmative	2,850,404,667.83	94.772
Against	47,401,572.53	1.576
Abstain	109,827,712.14	3.652
TOTAL	3,007,634,132.50	100.000
Worldwide
Affirmative	427,068,603.09	93.468
Against	8,532,383.14	1.867
Abstain	21,314,689.04	4.665
TOTAL	456,915,675.27	100.000
PROPOSAL 4

To approve an amended management contract for Fidelity Aggressive International Fund that would change the performance adjustment benchmark, reduce the management fee payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

	# of Dollars voted	% of Dollars voted
Affirmative	176,940,687.79	92.215
Against	6,560,818.33	3.420
Abstain	8,375,904.85	4.365
TOTAL	191,877,410.97	100.000
PROPOSAL 5

To approve an amended management contract for Fidelity Global Balanced Fund and Fidelity Diversified International Fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.(dagger)

Global Balanced
	# of Dollars voted	% of Dollars voted
Affirmative	45,464,916.60	89.657
Against	1,736,804.79	3.425
Abstain	3,507,928.39	6.918
TOTAL	50,709,649.78	100.000
Diversified International
Affirmative	2,760,753,474.76	91.792
Against	98,156,918.09	3.263
Abstain	148,723,739.65	4.945
TOTAL	3,007,634,132.50	100.000
PROPOSAL 6

To approve an amended management contract for Fidelity International Growth & Income Fund and Fidelity Overseas Fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)

International Growth & Income
	# of Dollars voted	% of Dollars voted
Affirmative	526,213,893.79	90.654
Against	24,018,478.75	4.138
Abstain	30,228,635.16	5.208
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,116,550,222.24	90.844
Against	91,799,380.56	3.940
Abstain	121,530,464.34	5.216
TOTAL	2,329,880,067.14	100.000
PROPOSAL 7

To approve an amended management contract for Fidelity Worldwide Fund that would add a performance adjustment component to the management fee, reduce the management fee payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)

	# of Dollars voted	% of Dollars voted
Affirmative	408,606,750.11	89.427
Against	20,332,537.63	4.450
Abstain	27,976,387.53	6.123
TOTAL	456,915,675.27	100.000
PROPOSAL 8
To approve an amended sub-advisory agreement with FMR U.K. to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)
	# of Dollars voted	% of Dollars voted
Aggressive International
Affirmative	176,898,829.60	92.194
Against	6,359,474.04	3.314
Abstain	8,619,107.33	4.492
TOTAL	191,877,410.97	100.000
Diversified International
Affirmative	2,723,599,369.66	90.556
Against	125,774,440.77	4.182
Abstain	158,260,322.07	5.262
TOTAL	3,007,634,132.50	100.000
Global Balanced
Affirmative	44,479,129.42	87.713
Against	2,448,380.19	4.829
Abstain	3,782,140.17	7.458
TOTAL	50,709,649.78	100.000
International Growth & Income
Affirmative	524,025,081.28	90.277
Against	23,905,447.48	4.119
Abstain	32,530,478.94	5.604
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,112,814,233.25	90.683
Against	90,476,534.51	3.884
Abstain	126,589,299.38	5.433
TOTAL	2,329,880,067.14	100.000
Worldwide
Affirmative	406,151,611.68	88.890
Against	21,260,287.28	4.653
Abstain	29,503,776.31	6.457
TOTAL	456,915,675.27	100.000
PROPOSAL 9
To approve an amended sub-advisory agreement with FMR Far East to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)
	# of Dollars voted	% of Dollars voted
Aggressive International
Affirmative	176,754,756.15	92.119
Against	6,609,876.57	3.444
Abstain	8,512,778.25	4.437
TOTAL	191,877,410.97	100.000
Diversified International
Affirmative	2,717,622,257.73	90.357
Against	130,527,294.56	4.340
Abstain	159,484,580.21	5.303
TOTAL	3,007,634,132.50	100.000
Global Balanced
Affirmative	44,606,152.90	87.964
Against	2,307,032.74	4.549
Abstain	3,796,464.14	7.487
TOTAL	50,709,649.78	100.000
International Growth & Income
Affirmative	522,603,555.26	90.032
Against	24,745,953.49	4.264
Abstain	33,111,498.95	5.704
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,109,011,048.42	90.520
Against	93,613,306.48	4.018
Abstain	127,255,712.24	5.462
TOTAL	2,329,880,067.14	100.000
Worldwide
Affirmative	405,484,292.77	88.744
Against	21,522,309.92	4.710
Abstain	29,909,072.58	6.546
TOTAL	456,915,675.27	100.000
PROPOSAL 10
To approve an amended sub-advisory agreement with FIIA to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)
	# of Dollars voted	% of Dollars voted
Aggressive International
Affirmative	176,782,950.97	92.133
Against	6,699,090.95	3.492
Abstain	8,395,369.05	4.375
TOTAL	191,877,410.97	100.000
Diversified International
Affirmative	2,722,760,881.47	90.528
Against	127,535,572.90	4.241
Abstain	157,337,678.13	5.231
TOTAL	3,007,634,132.50	100.000
Global Balanced
Affirmative	44,619,828.74	87.991
Against	2,356,834.72	4.648
Abstain	3,732,986.32	7.361
TOTAL	50,709,649.78	100.000
International Growth & Income
Affirmative	524,328,267.99	90.330
Against	23,733,164.87	4.088
Abstain	32,399,574.84	5.582
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,110,402,197.41	90.580
Against	92,838,174.46	3.985
Abstain	126,639,695.27	5.435
TOTAL	2,329,880,067.14	100.000
Worldwide
Affirmative	406,039,753.43	88.865
Against	21,396,596.35	4.683
Abstain	29,479,325.49	6.452
TOTAL	456,915,675.27	100.000
PROPOSAL 11
To approve an amended sub-advisory agreement between FIIA and FIIA(U.K.)L to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)
Aggressive International
	# of Dollars voted	% of Dollars voted
Affirmative	176,587,704.83	92.032
Against	6,757,993.17	3.522
Abstain	8,531,712.97	4.446
TOTAL	191,877,410.97	100.000
Diversified International
Affirmative	2,719,158,897.74	90.409
Against	128,825,048.02	4.283
Abstain	159,650,186.74	5.308
TOTAL	3,007,634,132.50	100.000
Global Balanced
Affirmative	44,690,318.16	88.130
Against	2,275,136.10	4.486
Abstain	3,744,195.52	7.384
TOTAL	50,709,649.78	100.000
International Growth & Income
Affirmative	522,585,076.81	90.029
Against	24,853,375.44	4.282
Abstain	33,022,555.45	5.689
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,107,763,128.99	90.467
Against	94,722,319.20	4.065
Abstain	127,394,618.95	5.468
TOTAL	2,329,880,067.14	100.000
Worldwide
Affirmative	405,066,007.77	88.652
Against	22,093,187.33	4.836
Abstain	29,756,480.17	6.512
TOTAL	456,915,675.27	100.000
PROPOSAL 12
To approve an amended sub-advisory agreement between FIIA and FIJ to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)
	# of Dollars voted	% of Dollars voted
Aggressive International
Affirmative	176,265,927.90	91.864
Against	6,963,135.90	3.629
Abstain	8,648,347.17	4.507
TOTAL	191,877,410.97	100.000
Diversified International
Affirmative	2,715,745,952.76	90.295
Against	132,019,848.93	4.390
Abstain	159,868,330.81	5.315
TOTAL	3,007,634,132.50	100.000
Global Balanced
Affirmative	44,682,627.27	88.115
Against	2,213,273.77	4.364
Abstain	3,813,748.74	7.521
TOTAL	50,709,649.78	100.000
International Growth & Income
Affirmative	521,861,623.50	89.905
Against	25,322,884.16	4.362
Abstain	33,276,500.04	5.733
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,104,856,551.67	90.342
Against	96,760,993.81	4.153
Abstain	128,262,521.66	5.505
TOTAL	2,329,880,067.14	100.000
Worldwide
Affirmative	404,683,138.43	88.568
Against	21,931,396.70	4.800
Abstain	30,301,140.14	6.632
TOTAL	456,915,675.27	100.000
PROPOSAL 13
To eliminate a fundamental investment policy of Fidelity Diversified International Fund.(dagger)
	# of Dollars voted	% of Dollars voted
Affirmative	2,520,620,542.24	87.599
Against	192,302,767.69	6.683
Abstain	164,531,487.51	5.1718
TOTAL	2,877,454,797.44	100.000
PROPOSAL 14
To eliminate a fundamental investment policy of Fidelity International Growth & Income Fund.(dagger)
	# of Dollars voted	% of Dollars voted
Affirmative	506,928,637.97	87.332
Against	37,863,850.51	6.523
Abstain	35,668,519.22	6.145
TOTAL	580,461,007.70	100.000
PROPOSAL 15
To eliminate a fundamental investment policy of Fidelity Overseas Fund.(dagger)
	# of Dollars voted	% of Dollars voted
Affirmative	2,045,271,020.32	87.784
Against	146,746,219.26	6.299
Abstain	137,862,827.56	5.917
TOTAL	2,329,880,067	100.000
PROPOSAL 16
To eliminate a fundamental investment policy of Fidelity Worldwide Fund.(dagger)
	# of Dollars voted	% of Dollars voted
Affirmative	388,725,776.60	85.076
Against	33,679,634.76	7.371
Abstain	34,510,263.91	7.553
TOTAL	456,915,675.27	100.000
PROPOSAL 17
To amend the underwriting limitation to exclude "investments in other investment companies" from the limitation.(dagger)
	# of Dollars voted	% of Dollars voted
Aggressive International
Affirmative	175,077,477.84	91.244
Against	7,804,341.50	4.068
Abstain	8,995,591.63	4.688
TOTAL	191,877,410.97	100.000
Diversified International
Affirmative	2,578,398,498.49	89.607
Against	131,469,309.57	4.569
Abstain	167,586,989.38	5.824
TOTAL	2,877,454,797.44	100.000
Global Balanced
Affirmative	44,151,218.78	87.067
Against	2,208,206.60	4.354
Abstain	4,350,224.40	8.579
TOTAL	50,709,649.78	100.000
PROPOSAL 17 - continued
International Growth & Income
	# of Dollars voted	% of Dollars voted
Affirmative	512,385,431.52	88.272
Against	31,991,636.97	5.512
Abstain	36,083,939.21	6.216
TOTAL	580,461,007.70	100.000
Overseas
Affirmative	2,068,815,392.46	88.795
Against	121,009,093.59	5.194
Abstain	140,055,581.09	6.011
TOTAL	2,329,880,067.14	100.000
Worldwide
Affirmative	396,276,360.74	86.729
Against	26,172,808.48	5.728
Abstain	34,466,506.05	7.543
TOTAL	456,915,675.27	100.000
PROPOSAL 18
To amend the fundamental investment limitation for Fidelity International Growth & Income Fund concerning the concentration of its investments in a single industry.(dagger)
	# of Dollars voted	% of Dollars voted
Affirmative	516,245,362.99	88.937
Against	29,267,990.86	5.042
Abstain	34,947,653.85	6.021
TOTAL	580,461,007.70	100.000

*Denotes trust-wide proposals and voting results.

(dagger) The special shareholder meeting of Fidelity Diversified International, Fidelity Global Balanced, Fidelity International Growth & Income, Fidelity Overseas, and Fidelity Worldwide reconvened on March 14, 2001 to vote with respect to these proposals.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert Lawrence, Vice President, Diversified International Fund
Richard Spillane Jr., Vice President, Global Balanced Fund,
International Growth & Income Fund, Aggressive International
Fund, Overseas Fund, Worldwide Fund
William Bower, Vice President, International Growth & Income
Penelope A. Dobkin, Vice President, Worldwide Fund
Gregory Fraser, Vice President, Diversified International Fund
Richard Mace Jr., Vice President, Global Balanced Fund,
Overseas Fund
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Paul F. Maloney, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles*
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Robert C. Pozen
William S. Stavropoulos *

General Distributor

Fidelity Distributors Corporation
Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Chase Manhattan Bank, N.A.
New York, NY

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

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Semiannual Report

IBD-SANN-0601 134900
1.703569.103

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